                                                                    Exhibit 10.6





           As Approved by Internal Revenue Service on January 25, 2002
           -----------------------------------------------------------

                            AMERICAN BAR ASSOCIATION

                      MEMBERS DEFINED BENEFIT PENSION PLAN

                       This is Basic Plan Document No. 02
                       ----------------------------------







 Copyright(C)[2001] by American Bar Retirement Association. All rights reserved.
 -------------------------------------------------------------------------------

ARTICLE I
         ESTABLISHMENT OF THE PLAN.............................................2

     1.1      Promulgation of Plan.............................................2
              --------------------
     1.2      Implementation of Plan...........................................2
              ----------------------
     1.3      Adoption of Plan to Amend or Replace Preexisting Plan............2
              -----------------------------------------------------
     1.4      Paired Plans.....................................................3
              ------------
ARTICLE II
         DEFINITIONS...........................................................3

     2.1      ABA Members Retirement Plan......................................3
              ---------------------------
     2.2      Accrued Benefit..................................................3
              ---------------
     2.3      Actuarial Equivalent.............................................4
              --------------------
     2.4      Actuary..........................................................5
              -------
     2.5      Annual Additions.................................................5
              ----------------
     2.6      Annual Benefit...................................................5
              --------------
     2.7      Annuity Starting Date............................................5
              ---------------------
     2.8      Average Annual Compensation......................................5
              ---------------------------
     2.9      Base Benefit Percentage..........................................5
              -----------------------
     2.10     Beneficiary......................................................5
              -----------
     2.11     Break in Service.................................................5
              ----------------
     2.12     Business Day.....................................................5
              ------------
     2.13     Code.............................................................6
              ----
     2.14     Collective Trust.................................................6
              ----------------
     2.15     Compensation.....................................................6
              ------------
     2.16     Computation Period...............................................8
              ------------------
     2.17     Covered Compensation.............................................8
              --------------------
     2.18     Deferred Vested Benefit..........................................8
              -----------------------
     2.19     Defined Benefit Plan Fraction....................................8
              -----------------------------
     2.20     Defined Contribution Plan Fraction...............................8
              ----------------------------------
     2.21     Disability.......................................................8
              ----------
     2.22     Disability Retirement Benefit....................................8
              -----------------------------
     2.23     Early Retirement Age.............................................9
              --------------------
     2.24     Early Retirement Benefit.........................................9
              ------------------------
     2.25     Earned Income....................................................9
              -------------
     2.26     Effective Date...................................................9
              --------------
     2.27     Eligible Employee................................................9
              -----------------
     2.28     Employee.........................................................9
              --------
     2.29     Employer.........................................................9
              --------
     2.30     Employer Plan...................................................10
              -------------
     2.31     Employment Commencement Date....................................10
              ---------------------------
     2.32     Entry Date......................................................10
              ----------
     2.33     Excess Benefit Percentage.......................................10
              -------------------------
     2.34     ERISA...........................................................10
              -----
     2.35     Fiduciary.......................................................10
              ---------
     2.36     Highest Average Compensation....................................10
              ----------------------------
     2.37     Highly Compensated Employee.....................................10
              ---------------------------

     2.38     Hour of Service.................................................11
              ---------------
     2.39     Individual Medical Account......................................12
              --------------------------
     2.40     Insurer.........................................................12
              -------
     2.41     Integration Level...............................................12
              -----------------
     2.42     Investment Manager..............................................12
              ------------------
     2.43     Investment Options..............................................12
              ------------------
     2.44     Leased Employee.................................................12
              ---------------
     2.45     Limitation Year.................................................13
              ---------------
     2.46     Master or Prototype Plan........................................13
              ------------------------
     2.47     Maximum Excess Allowance........................................13
              ------------------------
     2.48     Maximum Permissible Amount......................................13
              --------------------------
     2.49     Members.........................................................13
              -------
     2.50     1983 Current Accrued Benefit....................................13
              ----------------------------
     2.51     1987 Current Accrued Benefit....................................13
              ----------------------------
     2.52     Normal Form of Annuity..........................................13
              ----------------------
     2.53     Normal Retirement Age...........................................13
              ---------------------
     2.54     Normal Retirement Benefit.......................................13
              -------------------------
     2.55     Notice to the Trustee...........................................13
              ---------------------
     2.56     This Section has been intentionally left blank..................14
     2.57     Paired Plans....................................................14
              ------------
     2.58     Participant.....................................................14
              -----------
     2.59     Participation Agreement.........................................14
              -----------------------
     2.60     Period of Vesting Service.......................................14
              -------------------------
     2.61     Period of Severance.............................................14
              -------------------
     2.62     Plan............................................................14
              ----
     2.63     Plan Administrator..............................................14
              ------------------
     2.64     Plan Year.......................................................14
              ---------
     2.65     Predecessor Organization........................................15
              ------------------------
     2.66     Preexisting Plan................................................15
              ----------------
     2.67     Preretirement Survivor Annuity..................................15
              ------------------------------
     2.68     Prior Plan Account..............................................15
              ------------------
     2.69     Projected Annual Benefit........................................15
              ------------------------
     2.70     Qualified Bar Association.......................................15
              -------------------------
     2.71     Qualified Defined Benefit Plan..................................15
              ------------------------------
     2.72     Qualified Defined Contribution Plan.............................15
              -----------------------------------
     2.73     Qualified Domestic Relations Order..............................15
              ----------------------------------
     2.74     Qualified Joint and Survivor Annuity............................15
              ------------------------------------
     2.75     Qualified Plan..................................................15
              --------------
     2.76     Related Employer................................................16
              ----------------
     2.77     Retirement Benefit..............................................16
              ------------------
     2.78     Self-Employed Individual........................................16
              ------------------------
     2.79     Service.........................................................16
              -------
     2.80     Severance from Service Date.....................................16
              ---------------------------
     2.81     Simplified Employee Pension.....................................16
              ---------------------------
     2.82     Single Life Annuity.............................................16
              -------------------
     2.83     Social Security Retirement Age..................................16
              ------------------------------

     2.84     Spouse..........................................................16
              ------
     2.85     State Street....................................................16
              ------------
     2.86     Trust...........................................................17
              -----
     2.87     Trustee.........................................................17
              -------
     2.88     Vested Portion..................................................17
              --------------
     2.89     Welfare Benefit Fund............................................17
              --------------------
     2.90     Year of Credited Service........................................17
              ------------------------
     2.91     Year of Eligibility Service.....................................17
              ---------------------------
     2.92     Year of Participation...........................................17
              ---------------------
ARTICLE III
         PARTICIPATION........................................................17

     3.1      Participation Requirements......................................17
              --------------------------
     3.2      Exclusion of Associates.........................................18
              -----------------------
     3.3      Exclusion of Employees of Related Businesses....................18
              --------------------------------------------
     3.4      Exclusion of Leased Employees...................................18
              -----------------------------
     3.5      Exclusion of Other Employees....................................18
              ----------------------------
     3.6      Breaks in Service...............................................18
              -----------------
     3.7      Effect of Becoming or Ceasing to Be an Eligible Employee........19
              --------------------------------------------------------
     3.8      Preexisting Plan................................................19
              ----------------
ARTICLE IV
         VESTING AND REEMPLOYMENT.............................................19

     4.1      Vested Portion..................................................19
              --------------
     4.2      Amendments Affecting Vested Portion.............................20
              -----------------------------------
     4.3      Effect of Reemployment on Vesting Service and Credited Service..20
              --------------------------------------------------------------
     4.4      Effect of Reemployment on Benefit Payments......................20
              ------------------------------------------
ARTICLE V
         NORMAL RETIREMENT BENEFIT............................................21

     5.1      Eligibility for Benefit.........................................21
              -----------------------
     5.2      Amount of Benefit Generally.....................................21
              ---------------------------
     5.3      Minimum Benefit.................................................22
              ---------------
     5.4      Benefit After Late Retirement...................................22
              -----------------------------
     5.5      Commencement of Benefit.........................................22
              -----------------------
     5.6      Definitely Determinable Benefit.................................22
              -------------------------------
     5.7      Form of Benefit Distribution....................................23
              ----------------------------
     5.8      Fresh-Start Rules...............................................23
              -----------------
ARTICLE VI
         EARLY RETIREMENT BENEFIT.............................................24

     6.1      Eligibility for Benefit.........................................24
              -----------------------
     6.2      Amount of Benefit...............................................24
              -----------------
     6.3      Commencement of Benefit.........................................25
              -----------------------
     6.4      Definitely Determinable Benefit.................................25
              -------------------------------
     6.5      Form of Benefit Distribution....................................25
              ----------------------------

ARTICLE VII
         DISABILITY RETIREMENT BENEFIT........................................25

     7.1      Eligibility for Benefit.........................................25
              -----------------------
     7.2      Amount of Benefit...............................................25
              -----------------
     7.3      Commencement of Benefit.........................................25
              -----------------------
     7.4      Definitely Determinable Benefit.................................25
              -------------------------------
     7.5      Form of Benefit Distribution....................................26
              ----------------------------
ARTICLE VIII
         DEFERRED VESTED BENEFIT..............................................26

     8.1      Eligibility for Benefit.........................................26
              -----------------------
     8.2      Amount of Benefit...............................................26
              -----------------
     8.3      Commencement of Benefit.........................................26
              -----------------------
     8.4      Definitely Determinable Benefit.................................26
              -------------------------------
     8.5      Form of Benefit Distribution....................................26
              ----------------------------
ARTICLE IX
         FORMS OF PAYMENT.....................................................26

     9.1      Application for Pension Benefits................................26
              --------------------------------
     9.2      Automatic Forms.................................................27
              ---------------
     9.3      Qualified Joint and Survivor Annuity............................27
              ------------------------------------
     9.4      Optional Forms of Benefit Payment...............................28
              ---------------------------------
     9.5      Provisions Applicable to Single-Sum Distributions...............30
              -------------------------------------------------
     9.6      Sixty-Day Rule Regarding Time for Payment.......................32
              -----------------------------------------
     9.7      Special Distribution Requirements...............................32
              ---------------------------------
     9.8      Qualified Domestic Relations Orders.............................36
              -----------------------------------
     9.9      Restrictions on Immediate Distributions.........................36
              ---------------------------------------
ARTICLE X
         DEATH BENEFIT........................................................37

     10.1     Eligibility for Preretirement Survivor Annuity..................37
              ----------------------------------------------
     10.2     Amount of Preretirement Survivor Annuity........................38
              ----------------------------------------
     10.3     Commencement and Form of Payment of Preretirement Survivor
              ----------------------------------------------------------
              Annuity.........................................................39
              -------
     10.4     Notice Requirements.............................................39
              -------------------
     10.5     Other Death Benefits............................................40
              --------------------
     10.6     Restrictions Applicable to Payment of Death Benefits............41
              ----------------------------------------------------
ARTICLE XI
         RESTRICTIONS ON BENEFITS.............................................42

     11.1     No Duplication of Benefits......................................42
              --------------------------
     11.2     Limit on Annual Benefits........................................43
              ------------------------
     11.3     Benefit Formula and Special Rules for Integrated Plans..........55
              ------------------------------------------------------
ARTICLE XII
         PLAN FUNDING AND INVESTMENT..........................................61

     12.1     Contributions...................................................61
              -------------

     12.2     Repayment of Certain Contributions..............................61
              ----------------------------------
     12.3     Investment of Trust Fund........................................61
              ------------------------
ARTICLE XIII
         AMENDMENTS...........................................................62

     13.1     Amendments by Employer..........................................62
              ----------------------
     13.2     Amendments by ABRA..............................................62
              ------------------
     13.3     Prohibited Amendments...........................................62
              ---------------------
ARTICLE XIV
         PLAN TERMINATION.....................................................63

     14.1     Termination by Employer.........................................63
              -----------------------
     14.2     Distribution of Accrued Benefits................................63
              --------------------------------
ARTICLE XV
         PRESERVATION OF PARTICIPANTS' BENEFITS...............................64

     15.1     Plan Merger, Consolidation or Transfer..........................64
              --------------------------------------
     15.2     Trustee-to-Trustee Transfer.....................................64
              ---------------------------
     15.3     Transfer of Employee Accrued Benefit to Another Plan............64
              ----------------------------------------------------
     15.4     Rollover from Another Plan......................................65
              --------------------------
     15.5     Prior Plan Accounts.............................................65
              -------------------
ARTICLE XVI
         DELEGATION OF POWERS.................................................65

     16.1     Delegation of Powers to ABRA and to Trustee.....................65
              -------------------------------------------
     16.2     Delegation of Powers by Related Employers.......................65
              -----------------------------------------
     16.3     Fees Charged Certain ABA Nonmembers.............................66
              -----------------------------------
ARTICLE XVII
         MISCELLANEOUS........................................................66

     17.1     Governing Law...................................................66
              -------------
     17.2     Limitation of Participation Rights..............................66
              ----------------------------------
     17.3     Allocation of Responsibilities Among Fiduciaries................66
              ------------------------------------------------
     17.4     Plan Administrator..............................................67
              ------------------
     17.5     Indemnification of ABRA Directors and Pre-1992 Trustees.........68
              -------------------------------------------------------
     17.6     Claims Procedure................................................68
              ----------------
     17.7     Nontransferability of Benefits..................................68
              ------------------------------
     17.8     Employer Right to Rehire Retired Participants...................68
              ---------------------------------------------
     17.9     Rules Governing Forms of Payment................................69
              --------------------------------
     17.10    Reinstatement of Forfeited Benefit Upon Claim...................69
              ---------------------------------------------
     17.11    Failure of Employer Plan to Qualify.............................69
              -----------------------------------
     17.12    Payment of Expenses.............................................69
              -------------------
     17.13    Military Service................................................69
              ----------------
ARTICLE XVIII
         LIMITATION ON EARLY TERMINATION BENEFITS.............................69

     18.1     Temporary Restrictions on Pensions..............................69
              ----------------------------------

     18.2     Amount of Restricted Pension....................................70
              ----------------------------
     18.3     Effect of Amendment to Increase Benefits........................70
              ----------------------------------------
     18.4     Payments in Excess of Restricted Pension........................71
              ----------------------------------------
     18.5     Distributions Incident to Employer Plan Termination.............71
              ---------------------------------------------------
     18.6     Other Permitted Distributions...................................72
              -----------------------------
     18.7     Termination of Restrictions.....................................72
              ---------------------------
     18.8     Post-1993 Restrictions..........................................72
              ----------------------
ARTICLE XIX
         DIRECT ROLLOVERS.....................................................73

     19.1     General Rule....................................................73
              ------------
     19.2     Definitions.....................................................73
              -----------

                            AMERICAN BAR ASSOCIATION
                      MEMBERS DEFINED BENEFIT PENSION PLAN

                      ------------------------------------

                                    ARTICLE I
                                    ---------

                            ESTABLISHMENT OF THE PLAN
                            -------------------------

         1.1      Promulgation of Plan. This Plan is a master plan sponsored by
                  --------------------
the American Bar Retirement Association ("ABRA") and is known as the American Bar Association Members Defined Benefit Pension Plan. The Employer, by executing the Participation Agreement, has adopted both the Plan and Trust to provide retirement and disability benefits for its Employees who are eligible to participate in the Plan. The Plan is designed to meet the requirements of the Code and ERISA as well as any other applicable Federal law that may be subsequently enacted. The Plan is an amendment and restatement of the form of the Plan that was the subject of favorable opinion letters issued by the Internal Revenue Service June 25, 1993 and the Plan is the subject of a favorable opinion letter dated January 25, 2002.

         1.2      Implementation of Plan. ABRA has entered into a trust
                  ----------------------
agreement with the Trustee to implement the Employer Plans of Employers that adopt the Plan. The name of the Trust is the American Bar Association Members Retirement Trust and its provisions are incorporated in the Plan by reference and made a part of the Plan. The Trust is also the master trust for the American Bar Association Members Retirement Plan, which is a master defined contribution plan. All employers adopting the Plan must use the Trust as their sole funding vehicle. The Employer becomes a party to the Trust by executing the Participation Agreement.

         1.3      Adoption of Plan to Amend or Replace Preexisting Plan. An
                  -----------------------------------------------------
Employer may adopt the Plan as an amendment of, or to replace, any preexisting master, prototype or individually designed Qualified Plan that the Employer maintains, subject to the following requirements:

                  (a) If the Employer adopts the Plan as an amendment of a Preexisting Plan, the Employer shall specify in the Participation Agreement that the Effective Date of the Employer Plan is the original effective date of the Preexisting Plan.

                  (b) If the Employer adopts the Plan as a new Qualified Plan to replace a Preexisting Plan, the Employer shall specify in the Participation Agreement that the Effective Date of the Employer Plan is the date of adoption of the Employer Plan.

                  (c) If the Employer adopts the Plan as an amendment of a Preexisting Plan that is a Qualified Defined Benefit Plan, the Employer shall cause the trustees of the trust fund under the Preexisting Plan to transfer directly to the Trustee the assets of the Preexisting Plan. The transfer shall occur as soon as administratively feasible after the date on which the Employer Plan is adopted. The transferred assets shall continue to be treated as assets of the Employer Plan after the date of transfer; however, voluntary employee after-tax contributions included in the transfer shall be credited to Prior Plan

         Accounts for the appropriate Participants and shall be subject to the provisions of Section 15.2 (except the restriction in Section 15.2 on the transfer of after-tax contributions).

                  (d) If the Employer adopts the Plan as an amendment of a Preexisting Plan that is a Qualified Defined Contribution Plan, each Participant's account balance under the Preexisting Plan shall be transferred to the Trustee under Section 15.2 (subject to the restrictions of Section 15.2) and credited to a Prior Plan Account for the Participant.

                  (e) If the Employer adopts the Plan to replace a Preexisting Plan, the interest of each Participant in the Preexisting Plan (whether in the form of an account balance or the present value of accrued benefit) shall be transferred to the Trustee under Section 15.2 (subject to the restrictions of Section 15.2) and credited to a Prior Plan Account for the Participant.

         1.4      Paired Plans. In addition to adopting the Plan in standardized
                  ------------
or nonstandardized form, an Employer may also adopt a standardized or nonstandardized profit-sharing plan under the ABA Members Retirement Plan, a standardized or nonstandardized money-purchase pension plan under the ABA Members Retirement Plan, a standardized or nonstandardized target benefit plan under the ABA Members Retirement Plan, or any combination of these plans. To the extent that an Employer adopts a standardized form of the Plan and one or more standardized forms of the ABA Members Retirement Plan, the Employer will have adopted "Paired Plans." The Paired Plans together shall meet the nondiscrimination rules of Code Section 401(a)(4), the contribution limits of Code Section 415 (as stated in Section 11.2(b)(2) for Paired Plans) and the top-heavy provisions of Code Section 416 (as stated in Section 5.3 for Paired Plans). Only one of the Paired Plans may provide for "permitted disparity" (within the meaning of Code Section 401(l)).

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

         The following terms shall have the meanings described in this Article unless the context clearly indicates another meaning. Whenever one of the terms defined in this Article is used in the Plan and the defined meaning is intended, the term is capitalized. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise indicated. Unless the context indicates otherwise, words of one gender include the other gender and terms in the singular include the plural.

         2.1      ABA Members Retirement Plan. "ABA Members Retirement Plan"
                  ---------------------------
means the American Bar Association Members Retirement Plan, a master defined contribution plan that is a Paired Plan with respect to the Plan.

         2.2      Accrued Benefit. "Accrued Benefit" means the benefit to which
                  ---------------
any Participant is entitled upon his or her separation from Service. Except to the extent modified in accordance with the "fresh-start" rules of this Section and of Section 5.8, the Accrued Benefit is a fraction of the annual benefit commencing at Normal Retirement Age to which he or she would be entitled under the Employer Plan as in effect on the date of his or her separation from Service if he or she continued to earn annually, until the later of (i) the year in which the Participant would attain

Normal Retirement Age or (ii) the current year, the same rate of Compensation upon which his or her Normal Retirement Benefit would be computed under the Employer Plan (but, for the purpose of determining such rate of Compensation, taking into account no more than the 10 Years of Credited Service immediately preceding the date of such determination). Except as modified by the last paragraph of this Section, the fraction shall be calculated under subsection (b) (if the Employer has adopted a standardized Participation Agreement) or under subsection (a) or (b), as elected by the Employer in a nonstandardized Participation Agreement.

                  (a) If the Years of Participation method is elected in a nonstandardized Participation Agreement, the fraction shall be a fraction, not exceeding 1.0, the numerator of which is the total number of a Participant's Years of Participation in the Plan (as of the date of his or her separation from Service) and the denominator of which is the total number of Years of Participation that he or she would have at the later of (i) the year in which the Participant would attain Normal Retirement Age or (ii) the current Plan Year. Social Security benefits and all other relevant factors used to compute benefits shall be treated as remaining constant as of the current Plan Year.

                  (b) Under the Years of Credited Service method (if applicable under a nonstandardized Participation Agreement), the fraction shall be a fraction, not exceeding 1.0, the numerator of which is the total number of a Participant's Years of Credited Service with the Employer from the later of the Participant's date of hire or the date specified in the Participation Agreement (as of the date of his or her separation from Service) and the denominator of which is the total number of Years of Credited Service that he or she would have at the later of (i) the year in which the Participant would attain Normal Retirement Age, or (ii) the current Plan Year. Social Security benefits and all other relevant factors used to compute benefits shall be treated as remaining constant as of the current Plan Year.

         Each Participant who is credited with a Year of Credited Service during a Plan Year, but who separates from Service before the last day of the Plan Year, shall accrue a benefit for the Plan Year.

         This paragraph shall apply to the determination of a Participant's Accrued Benefit if the Employer elects a "fresh start" in accordance with
Section 5.8. After the fresh-start date, the amount in subsection (a) or (b) (as applicable to the Employer Plan) shall not be less than the Participant's "frozen Accrued Benefit" (as defined in Section 5.8).

         2.3      Actuarial Equivalent. "Actuarial Equivalent," "Actuarially
                  --------------------
Equivalent" or "Actuarial Equivalence" means equality in value of the aggregate amount of pension benefits to be received under different forms of payment, based on the actuarial assumptions in the Participation Agreement. Application of these assumptions to the computation of benefits payable under the Employer Plan shall be made uniformly and consistently with respect to all Participants in similar circumstances. In determining the single sum present value of an Accrued Benefit, Section 9.5 shall apply. In the case of an Employer Plan that provides for permitted disparity under Code Section 401(1) (i.e., under Participation Agreements 002 or 004), if Plan benefits commence to a Participant other than at Normal Retirement Age, the Participant's Retirement Benefit shall be adjusted in accordance with Section 11.3(f).

         2.4      Actuary. "Actuary" means the individual actuary or firm of
                  -------
actuaries that provides actuarial services in connection with the administration of the Employer Plan. By adopting the Participation Agreement, the Employer selects the Actuary selected by the Insurer (before January 1, 1992) or by ABRA and the Trustee (after December 31, 1991). The Insurer (or ABRA and the Trustee, as applicable) has the right to change the Actuary from time to time. The individual actuary or a member of the actuarial firm shall be an "enrolled actuary" with the Treasury Department in compliance with ERISA and the regulations under ERISA.

         2.5      Annual Additions. "Annual Additions" is defined in Section
                  ----------------
11.2(d)(1).

         2.6      Annual Benefit. "Annual Benefit" is defined in Section
                                   --------------
11.2(d)(2).

         2.7      Annuity Starting Date. "Annuity Starting Date" means the first
                  ---------------------
day of the first period for which an amount is payable as an annuity or in any other form.

         2.8      Average Annual Compensation. "Average Annual Compensation"
                  ---------------------------
means the average of a Participant's annual Compensation over the period specified in the Participation Agreement, which shall be the three, four or five consecutive year period ending in the current Plan Year or in any prior Plan Year that produces the highest average. If a Participant has fewer total Years of Credited Service than the consecutive-year period specified in the Participation Agreement under this Section, the Participant's Compensation shall be averaged on an annual basis over the Participant's entire period of service.

         2.9      Base Benefit Percentage. "Base Benefit Percentage" is defined
                  -----------------------
in Section 11.3(e)(1).

         2.10     Beneficiary. "Beneficiary" means the person designated by a
                  -----------
Participant under Section 10.5 in accordance with Code Section 401(a)(9) and the proposed regulations thereunder to receive any benefits payable under the Plan after the Participant's death, other than the Preretirement Survivor Annuity.

         2.11     Break in Service. "Break in Service" means a Computation
                  ----------------
Period in which an Employee does not complete more than 500 Hours of Service with the Employer. Each such Computation Period shall constitute a one-year Break in Service. For purposes of determining whether an Employee has incurred a Break in Service, the Employee shall be credited with up to 501 Hours of Service for any period of absence resulting from (i) pregnancy of the individual, (ii) birth of a child of the individual, (iii) placement of a child with the individual in connection with the adoption of the child by the individual or
(iv) caring for the child by the individual for a period beginning immediately after the birth or placement. The Employee shall receive credit for the number of Hours of Service that would otherwise have been credited to him or her during such absence, or if that number cannot be determined, eight Hours of Service for each day of such absence. Such Hours of Service shall be credited to the Employee for the Computation Period during which the absence begins or, if the Employee would not otherwise have incurred a Break in Service for that Computation Period, for the following Computation Period.

         2.12     Business Day. A "Business Day" means any day on which the New
                  ------------
York Stock Exchange is open for trading and on which the Insurer's home office (or, as of January 1, 1992, State Street's principal office) is open for business. Effective as of January 1, 1992, any Notice to the Trustee received after 3:00 p.m. (Eastern time) shall be deemed received on the next Business Day.

         2.13     Code. "Code" means the Internal Revenue Code of 1986, as
                  ----
amended.

         2.14     Collective Trust. "Collective Trust" means the American Bar
                  ----------------
Association Members/State Street Collective Trust, a group trust established by State Street under a declaration of trust dated as of August 8, 1991, as amended and in effect from time to time.

         2.15     Compensation. "Compensation" of a Participant for Plan Years
                  ------------
beginning before January 1, 1991 means the definition in subsection (a) below, and for Plan Years beginning after December 31, 1990 means one of the following definitions (as elected by the Employer in the Participation Agreement):

                  (a)      "Wages, Tips and Other Compensation" Reported on Form
                           -----------------------------------------------------
         W-2: Wages within the meaning of Code Section 3401(a) and all other
         ---
         compensation to an Employee by the Employer in the course of the Employer's trade or business for which the Employer is required to furnish to the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, but determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 340l(a) (2)). This definition of compensation may be modified to exclude amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under Code Section 217.

                  (b)      Income Tax Withholding Wages: Wages as defined in
                           ----------------------------
         Code Section 3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

                  (c)      415 Safe-Harbor Compensation: Wages, salaries, and
                           ----------------------------
         fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan [as described in Income Tax Regulations Section 1.62-2(c)]), and excluding the following:

                           (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                           (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                           (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

         For any Participant who is a Self-Employed Individual, Compensation means his or her Earned Income. Compensation shall include only that compensation that is actually paid to the Participant during the applicable "determination period."

         Notwithstanding the above, Compensation shall not include deferred compensation other than any elective deferral (as defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Section 125 or 457. For Plan Years beginning after December 31, 2000 or an earlier date specified by the Employer in the Participation Agreement, Compensation shall also include any amount which is not includible in the gross income of the Participant by reason of Code
Section 132(f)(4).

         Compensation shall include only that compensation that is actually paid to the Participant during the "determination period." Except as otherwise provided in the Plan, the "determination period" shall be the period elected by the Employer in the Participation Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

         For Plan Years beginning on or after January 1, 1989 and before January 1, 1994, the amount of Compensation of each Participant for any Plan Year taken into account for determining all Retirement Benefits provided under the Plan shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. For purposes of any annual Compensation limit, all Qualified Plans maintained by the Employer or a Related Employer shall be treated as a single plan.

         For Plan Years beginning on or after January 1, 1994, the amount of Compensation of each Participant for any Plan Year taken into account for determining all Retirement Benefits provided under the Plan for any determination period shall not exceed $150,000, as adjusted for the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

         If a determination period consists of fewer than 12 months, the applicable annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

         If Compensation for any prior determination period is taken into account in determining a Participant's Retirement Benefits for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining Retirement Benefits in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining Retirement Benefits in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

         For purposes of any annual Compensation limit, all Qualified Plans maintained by the Employer or a Related Employer shall be treated as a single plan.

         Notwithstanding any annual Compensation limit, a Participant's Accrued Benefit as of the last day of the Plan Year beginning in 1983 shall be calculated without regard to the $200,000 limit, and a Participant's Accrued Benefit as of the last day of the Plan Year beginning in 1993 shall be calculated without regard to the $150,000 limit.

         2.16     Computation Period. "Computation Period" means the
                  ------------------
12-consecutive-month period beginning on a Participant's Employment Commencement Date.

         2.17     Covered Compensation. "Covered Compensation" is defined in
                  --------------------
Section 11.3(e)(4).

         2.18     Deferred Vested Benefit. "Deferred Vested Benefit" means the
                  -----------------------
retirement benefit provided to a Participant who qualifies for, and elects to receive, benefits under Article VIII.

         2.19     Defined Benefit Plan Fraction. "Defined Benefit Plan Fraction"
                  -----------------------------
is defined in Section 11.2(d)(4).

         2.20     Defined Contribution Plan Fraction. "Defined Contribution Plan
                  ----------------------------------
Fraction" is defined in Section 11.2(d)(5).

         2.21     Disability. "Disability" means the inability of a Participant
                  ----------
to perform the usual duties of his or her employment with the Employer by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration (presumably for life), as determined by the Employer on the basis of either (a) a written determination by the Social Security Administration that disability payments under the Social Security Act have been approved, or, (b) if a Social Security determination has not been issued, other suitable evidence acceptable either to the Insurer (for Employer determinations made before January 1, 1992) or to the Trustee (for Employer determinations made after December 31, 1991).

         2.22     Disability Retirement Benefit. "Disability Retirement Benefit"
                  -----------------------------
means the retirement benefit provided to a Participant who qualifies for, and elects to receive, benefits under Article VII

         2.23     Early Retirement Age. "Early Retirement Age" means the age
                  --------------------
specified in the Participation Agreement to be eligible for an Early Retirement Benefit.

         2.24     Early Retirement Benefit. "Early Retirement Benefit" means the
                  ------------------------
retirement benefit provided to a Participant who qualifies for, and elects to receive, benefits under Article VI.

         2.25     Earned Income. "Earned Income" means the net earnings from
                  -------------
self-employment (as defined in Code Section 1402(a)) in the trade or business with respect to which the Employer Plan is established, for which personal services of the individual are a material income-producing factor. The Earned Income of any Participant who is a Self-Employed Individual shall be determined without regard to any items not includible in gross income for Federal income tax purposes or to the deductions related to such items. In addition, Earned Income shall be reduced, for any Plan Year beginning after 1983, by any amount that constitutes an Employer contribution to any Qualified Plan maintained by the Employer to the extent that the Employer is allowed a deduction for such contribution under Code Section 404. However, Earned Income shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989. Further, any amounts that constitute elective deferrals to a Qualified Plan under Code Section 401(k) shall be included in Earned Income for the purpose of calculating the Participant's Accrued Benefit other than under Section 5.3).

         2.26     Effective Date. "Effective Date" means the date specified in
                  --------------
the Participation Agreement as of which the Employer Plan is to become effective.

         2.27     Eligible Employee. "Eligible Employee" means each member of
                  -----------------
each classification of Employees (taking into consideration the eligibility exclusions under Sections 3.2 through 3.5 to the extent elected by the Employer in the Participation Agreement) that is eligible to participate in the Plan after satisfying the requirements of Section 3.1. However, Eligible Employees shall not include any person (i) who is included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between "employee representatives" and one or more employers, including the Employer, if retirement benefits were the subject of good-faith bargaining (provided that not more than 2% of the employees of the Employer who are covered under the Agreement are professionals as defined in Income Tax Regulations Section 1.410(b)-9), and which agreement does not provide for participation in the plan, or (ii) who is a nonresident alien (within the meaning of Code Section 7701(b)(1)(B)) and who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)3)). The term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

         2.28     Employee. "Employee means any common-law employee (including a
                  --------
Self-Employed Individual) who derives Compensation from the Employer or from a Related Employer, including each Leased Employee. An independent contractor is not an Employee.

         2.29     Employer. "Employer," except as otherwise defined in Section
                  --------
11.2(d)(6) for purposes of Section 11.2, means any entity that signs the Participation Agreement as Employer, including (i) any sole practitioner, partnership, corporation or association engaged in the practice of law, provided that the sole practitioner or at least one partner of the partnership or one shareholder of the corporation is a member or associate of the American Bar Association or of a Qualified Bar Association,
(ii) the American Bar Association, (iii) any Qualified Bar Association, and (iv) any organization that does not engage in the practice of law but is closely associated with the legal profession, that receives the approval of ABRA, and that has as an owner or a member of its governing board a member or associate of the American Bar Association. The term "Employer" shall also include any successor to the entity that has adopted the Plan if the successor has agreed, or is required by operation of law, to continue the Employer Plan.

         For purposes of the Plan, a sole practitioner is deemed to be his or her own Employer and a partnership is deemed to be the Employer of each Self-Employed Individual. Upon the death of an Employer who is a sole practitioner, Section 14.1 shall apply and all duties and responsibilities of the Employer under the Plan shall be assumed by a person or persons designated by the executor or administrator of the estate of the deceased Employer

         An Employee's Service shall include any period of employment with a Related Employer, and all employees employed by the Employer or by a Related Employer shall be treated as employed by a single employer.

         2.30     Employer Plan. "Employer Plan" means the Plan as adopted and
                  -------------
maintained by an Employer, with the provisions specified in the Employer's Participation Agreement.

         2.31     Employment Commencement Date. "Employment Commencement Date"
                  ----------------------------
means the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer, and any anniversary of that day.

         2.32     Entry Date. "Entry Date" means the date on which an Employee
                  ----------
becomes a Participant, as specified in the Participation Agreement.

         2.33     Excess Benefit Percentage. "Excess Benefit Percentage" is
                  -------------------------
defined in Section 11.3(e)(3).

         2.34     ERISA. "ERISA" means the Employee Retirement Income Security
                  -----
Act of 1974, as amended.

         2.35     Fiduciary. "Fiduciary" means the Board of Directors of ABRA,
                  ---------
the Members of ABRA, the Plan Administrator, the Trustee, the Insurer (before January 1, 1992), State Street (after December 31, 1991), the Actuary and each Investment Manger. The allocation of Fiduciary duties is explained in Sections
17.3 and 17.4.

         2.36     Highest Average Compensation. "Highest Average Compensation"
                  ----------------------------
is defined in Section 11.2(d)(7).

         2.37     Highly Compensated Employee. "Highly Compensated Employee"
                  ---------------------------
means, for a Plan Year, any Employee who (a) is a 5%-owner (as determined under Code Section 416(i)) at any time during the current Plan Year or the prior Plan Year, or (b) was paid Compensation in excess of $80,000 (as adjusted for increases in the cost of living in accordance with Code Section 414(q)(1)(B)) by an Employer (1) for the prior Plan Year or
(2) if elected by the Employer in the Participation Agreement, for the calendar year beginning with or within the prior Plan Year instead of for the prior Plan Year. Notwithstanding the foregoing, if elected by the Employer in the Participant Agreement, an Employee shall be a Highly Compensated Employee pursuant to clause (b) of the preceding sentence only if the Employee was in the top 20% of the employees (based on Compensation) for the prior Plan Year (or, if the election described in clause (b)(2) of the preceding sentence is made, for the calendar year beginning with or within the prior Plan Year instead of for the prior Plan Year). A "highly compensated former employee" is based on the rules applicable to determining "Highly Compensated Employee" status as in effect for the Plan Year for which the determination is being made, in accordance with Section 1.414(q) -IT, A-4 of the temporary Income Tax Regulations and Internal Revenue Service Notice 97-45.

         2.38     Hour of Service. "Hour of Service" means each hour for which:
                  ---------------

                  (a) An Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties,

                  (b) An Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as vacation, holiday, sickness, incapacity, disability, layoff, jury duty, military duty or paid leave of absence) other than for the performance of duties (irrespective of whether the employment relationship has terminated), unless such payment is solely for the purpose of complying with applicable worker's compensation or disability insurance laws, and

                  (c) Back pay for an Employee, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

         Hours of Service for the performance of duties will be credited to an Employee for the Computation Period(s) in which the duties were performed, and Hours of Service for reasons other than the performance of duties or for back pay will be credited to the Employee for the Computation Period(s) to which such hours related (rather than for the Computation Period in which the award, agreement or payment is made). However, the same Hours of Service will not be credited under more than one subsection of this Section. Hours of Service shall be determined and credited in a manner consistent with Section 2530.200b-2 of the Department of Labor Regulations.

         To the extent that the Employer does not keep records of actual Hours of Service for some or all of its Employees, the Hours of Service to be credited for such Employees shall be calculated on the basis of one of the following methods (as elected by the Employer in the Participation Agreement):

                  Method A: One hour for each Hour of Service.
                  --------

                  Method B: 10 hours for each day for which the Employee would
                  --------
         be entitled under Method A to receive credit for at least one Hour of Service.

                  Method C: 45 hours for each week for which he or she would be
                  --------
         entitled under Method A to receive credit for at least one Hour of Service.

                  Method D: 90 hours for each two-week period for which he or
                  --------
         she would be entitled under Method A to receive credit for at least one Hour of Service.

                  Method E: 95 hours for each semi-monthly period for which he
                  --------
         or she would be entitled under Method A to receive credit for at least one Hour of Service.

                  Method F: 190 hours for each month for which he or she would be entitled under Method A to receive credit for at least one Hour of Service.

         Hours of Service shall be credited for employment with a Related Employer, while related. Hours of Service shall also be credited for any Leased Employee. No more than 501 Hours of Service shall be credited to an Employee for any single continuous period (whether or not the period occurs in a single Computation Period) during which duties are not performed by the Employee.

         2.39     Individual Medical Account. "Individual Medical Account" is
                  --------------------------
defined in Section 11.2(d)(8).

         2.40     Insurer. "Insurer" means The Equitable Life Assurance Society
                  -------
of the United States.

         2.41     Integration Level. "Integration Level" is defined in Section
                  -----------------
11.3(d).

         2.42     Investment Manager. "Investment Manager" means a person or
                  ------------------
entity who is defined as such in ERISA Section 3(38) and who serves as such with respect to all or any portion of the Trust assets.

         2.43     Investment Options. "Investment Options" means the investment
                  ------------------
options established under the Trust in which monies received by the Trustee are invested.

         2.44     Leased Employee. Effective for Plan Years beginning on or
                  ---------------
after January 1, 1997, "Leased Employee" means any person (other than a common-law employee) who in accordance with an agreement between the Employer and any other person (the "leasing organization") has performed services for the Employer or for the Employer and related persons (determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for at least one year, provided that the services are performed under the primary direction or control of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization that are attributable to the services performed for the Employer shall be treated as provided by the Employer.

         The term Leased Employee shall not include any person who would otherwise be described in the preceding paragraph, if (a) the person is covered by a money-purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code Section 415(c)(3)) but including amounts contributed in accordance with a salary reduction agreement that are excludable from the person's gross income under Code

Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b), (ii) immediate participation and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated workforce. In determining the Employer's nonhighly compensated workforce, the provisions of Code Section 414(q) shall apply.

         2.45     Limitation Year. "Limitation Year" is defined in Section
                  ---------------
11.2(d)(9).

         2.46     Master or Prototype Plan. "Master or Prototype Plan" is
                  ------------------------
defined in Section 11.2(d)(10).

         2.47     Maximum Excess Allowance. "Maximum Excess Allowance" is
                  ------------------------
defined in Section 11.3(b)(1).

         2.48     Maximum Permissible Amount. "Maximum Permissible Amount" is
                  --------------------------
defined in Section 11.2(d)(11).

         2.49     Members. "Members" means the members, from time to time, of
                  -------
the Board of Governors of the American Bar Association, who are the sole corporate members of ABRA.

         2.50     1983 Current Accrued Benefit. "1983 Current Accrued Benefit"
                  ----------------------------
is defined in Section 11.2(d)(12).

         2.51     1987 Current Accrued Benefit. "1987 Current Accrued Benefit"
                  ----------------------------
is defined in Section 11.2(d)(13).

         2.52     Normal Form of Annuity. "Normal Form of Annuity" means the
                  ----------------------
form of benefit payment on which the amount of a Retirement Benefit is based. The Employer shall specify in the Participation Agreement the form of benefit payment to be used as the Normal Form of Annuity.

         2.53     Normal Retirement Age. "Normal Retirement Age" means the age
                  ---------------------
specified in the Participation Agreement at which a Participant is eligible for a Normal Retirement Benefit.

         2.54     Normal Retirement Benefit. "Normal Retirement Benefit" means
                  -------------------------
the retirement benefit provided to a Participant who qualifies for, and elects to receive, benefits under Article V.

         2.55     Notice to the Trustee. "Notice to the Trustee" or "Notice"
                  ---------------------
means any written notice, designation, application, consent or election under the Plan by the Employer, a Participant, a Beneficiary or a Spouse, made on the appropriate form provided by, or acceptable to, the Trustee and delivered to the Trustee or the Trustee's designated agent for the particular purpose. Participant, Beneficiary and Spouse Notices shall be submitted by the individual giving the Notice to the Employer for transmittal to the Trustee or the Trustee's designated agent provided that, if such Notice is being given at a time when it is impractical or impossible for transmittal to be made by the Employer, the individual giving the Notice may submit it directly to the Trustee or the Trustee's designated agent along with a satisfactory explanation of such impossibility or impracticality. Notice to the Trustee shall be deemed to have been given on the date of its receipt (determined in accordance with rules established by the Trustee) at the address specified by the Trustee or the Trustee's designated agent.

         2.56     This Section has been intentionally left blank.

         2.57     Paired Plans. "Paired Plans" means a combination of
                  ------------
standardized plans adopted by the Employer under the Plan and under the ABA Members Retirement Plan, as explained in Section 1.4.

         2.58     Participant. "Participant" means any Employee who becomes a
                  -----------
Participant in accordance with Article III, including any former Employee who is receiving or will receive benefits under the Plan.

         2.59     Participation Agreement. "Participation Agreement" means the
                  -----------------------
agreement (in the form approved by the Trustee for such purpose) under which the Employer has adopted this Plan as its Employer Plan, and has become an Employer under the Trust forming a part of the Plan. The provisions of the Participation Agreement are incorporated by reference and are a part of the Employer Plan.

         2.60     Period of Vesting Service. "Period of Vesting Service" means a
                  -------------------------
period of Service beginning on an Employee's Employment Commencement Date and ending on his or her first Severance from Service Date that is followed by a Period of Severance of at least 12 consecutive months. Periods of Vesting Service before the Effective Date (or, if applicable, the effective date of a Preexisting Plan) shall be disregarded in determining a Participant's Vested Portion unless the Employer has specified otherwise in the Participation Agreement.

         2.61     Period of Severance. "Period of Severance" means the period
                  -------------------
commencing on an Employee's Severance from Service Date and, if applicable, ending on the date of his or her subsequent reemployment by the Employer.

         2.62     Plan. "Plan" means the American Bar Association Members
                  ----
Defined Benefit Pension Plan, as amended from time to time.

         2.63     Plan Administrator. "Plan Administrator" means, with respect
                  ------------------
to each Employer Plan, the Employer, whose duties as Fiduciary as set forth in
Article XVII. In the event of the death of an Employer who is a sole proprietor, the executor or administrator of the sole proprietor's estate shall be the Plan Administrator.

         2.64     Plan Year. "Plan Year" means the calendar year or such other
                  ---------
twelve-month period selected in the Participation Agreement by the Employer. However, if the Employer substitutes the Plan in place of a Preexisting Plan under Section 1.3, (a) the Employer must in the Participation Agreement select either the calendar year or the 12-consecutive-month plan year of the Preexisting Plan as the Plan Year of the Employer Plan, and (b) for purposes of applying the provisions of the Preexisting Plan (as in effect immediately before the effective date of the substitution of the Plan for the Preexisting Plan), the plan year of the Preexisting Plan shall continue to be the 12-consecutive-month period specified in the Preexisting Plan (as in effect immediately before the effective date of the substitution of the Plan for the Preexisting Plan).

         2.65     Predecessor Organization. "Predecessor Organization" means any
                  ------------------------
entity:

                  (a) With which the Employer shows significant continuity of ownership, business or workforce; or

                  (b) That is determined to be a predecessor organization under regulations issued by the Secretary of Treasury.

         2.66     Preexisting Plan. "'Preexisting Plan" means a plan for which
                  ----------------
this Plan has been substituted in accordance with Section 1.3.

         2.67     Preretirement Survivor Annuity. "Preretirement Survivor
                  ------------------------------
Annuity" means the benefit provided to the surviving spouse of a qualifying Participant under Article X.

         2.68     Prior Plan Account. "Prior Plan Account" means the fully
                  ------------------
vested account established and maintained for amounts attributable to employer contributions under another Qualified Plan in accordance with Article XV, after adjustment for earnings, changes in market value and distributions, if any.

         2.69     Projected Annual Benefit. "Projected Annual Benefit" is
                  ------------------------
defined in Section 11.2(d)(14).

         2.70     Qualified Bar Association. "Qualified Bar Association" means
                  -------------------------
an organization of lawyers represented in the House of Delegates of the American Bar Association.

         2.71     Qualified Defined Benefit Plan. "Qualified Defined Benefit
                  ------------------------------
Plan" means a defined benefit plan that is a Qualified Plan.

         2.72     Qualified Defined Contribution Plan. "Qualified Defined
                  -----------------------------------
Contribution Plan" means a defined contribution plan that is a Qualified Plan.

         2.73     Qualified Domestic Relations Order. "Qualified Domestic
                  ----------------------------------
Relations Order" means a judicial order that falls within the terms of Code
Section 414(p), as determined by the Plan Administrator, or any domestic relations order entered before 1985 that the Plan Administrator elects to treat as a qualified domestic relations order within the meaning of Code Section 414(p).

         2.74     Qualified Joint and Survivor Annuity. "Qualified Joint and
                  ------------------------------------
Survivor Annuity" means an immediate annuity payable for the life of the Participant with a survivor annuity for the life of his or her Spouse (to whom the Participant is married or is treated under a Qualified Domestic Relations Order as being married when his or her benefit payments begin, except as otherwise provided under a Qualified Domestic Relations Order) that is equal to 100% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse.

         2.75     Qualified Plan. "Qualified Plan" means a retirement plan that
                  --------------
meets the requirements for qualification under Code Section 401.

         2.76     Related Employer. "Related Employer" means (a) any member of a
                  ----------------
controlled group of corporations of which the Employer is a member, as defined in Code Section 414(b); (b) any other trade or business under common control of or with the Employer, as defined in code Section 414(c); (c) any member of an affiliated service group of which the Employer is a member, as defined in Code
Section 414(m); and (d) any other entity required under Code Section 414(o) to be aggregated with the Employer.

         2.77     Retirement Benefit. "Retirement Benefit" means the Normal
                  ------------------
Retirement Benefit, Early Retirement Benefit, Disability Retirement Benefit or Deferred Vested Benefit, or all of them, as the context indicates.

         2.78     Self-Employed Individual. "Self-Employed Individual" means in
                  ------------------------
any Plan Year any individual who has Earned Income for that Plan Year or who would have Earned Income if the Employer had had net profits for that Plan Year.

         2.79     Service. "Service" means any period during which an Employee
                  -------
is employed by, or it the sole practitioner or a partner of, the Employer. In any case in which the Employer maintains the plan of a Predecessor Organization or adopts the Plan under Section 1.3 in substitution for a Preexisting Plan, service for such Predecessor Organization shall be treated as Service for the Employer. In addition, if the Employer so elects in the Participation Agreement, service for any other Predecessor Organization may be treated as Service for the Employer.

         2.80     Severance from Service Date. "Severance from Service Date"
                  ---------------------------
means the date of an Employee's retirement, termination of employment or death, the first anniversary of the commencement of an Employee's Disability or approved leave of absence from the Employer or the second anniversary of the commencement of an Employee's absence resulting from pregnancy, the birth or adoption of a child or the care of a child following its birth or adoption (or such later date as the Employer may specify by agreement with the Employee). For the purpose of applying this definition, a Self-Employed Individual shall be treated as an Employee.

         2.81     Simplified Employee Pension. "Simplified Employee Pension" is
                  ---------------------------
defined in Section 11.2(d)(16).

         2.82     Single Life Annuity. "Single Life Annuity" means an annuity
                  -------------------
form of benefit payment as described in Section 9.4(a).

         2.83     Social Security Retirement Age. "Social Security Retirement
                  ------------------------------
Age" is defined in Section 11.2(d)(17).

         2.84     Spouse. "Spouse" means the Participant's current spouse or
                  ------
surviving spouse, provided that a former spouse will be treated as the spouse or surviving spouse, and the current spouse will not be treated as the spouse or surviving spouse, to the extent provided under a Qualified Domestic Relations Order.

         2.85     State Street. "State Street" means State Street Bank and Trust
                  ------------
Company, a trust company organized and existing under the laws of The Commonwealth of Massachusetts.

         2.86     Trust. "Trust" means the American Bar Association Members
                  -----
Retirement Trust, as amended from time to time.

         2.87     Trustee. "Trustee" means the Trustee of the Trust and any
                  -------
successor Trustee or Trustees.

         2.88     Vested Portion. "Vested Portion" means an amount equal to that
                  --------------
percentage of a Participant's Accrued Benefit in which the Participant's rights are nonforfeitable and fully vested. The percentage is determined by reference to the vesting schedule specified in the Participation Agreement and referenced in Article IX.

         2.89     Welfare Benefit Fund. "Welfare Benefit Fund" is defined in
                  --------------------
Section 11.2(d)(18).

         2.90     Year of Credited Service. "Year of Credited Service" means a
                  ------------------------
Plan Year (including years of Service with the Employer or a Predecessor Organization before the Effective Date, if specified in the Participation Agreement) during which a Participant is an Eligible Employee and is credited with at least 500 Hours of Service during the Plan Year or is employed by the Employer on the last day of the Plan Year.

         2.91     Year of Eligibility Service. "Year of Eligibility Service"
                  ---------------------------
means a 12-consecutive-month period beginning on an Employee's Employment Commencement Date in which he or she has 1,000 or more Hours of Service (or a lesser amount specified in the Participation Agreement), regardless of whether his or her Service continues throughout such period. If the Year(s) of Eligibility Service selected in the Participation Agreement is or includes a fraction of a Year of Eligibility Service, an Employee shall not be required to complete any minimum number of Hours of Service to receive credit for the fractional year.

         2.92     Year of Participation. "Year of Participation," except as
                  ---------------------
otherwise defined in Section 11.2(d)(19) for purposes of Section 11.2, means a Plan Year during which an Employee has at least 1,000) Hours of Service (or a lesser amount specified in the Participation Agreement) while being an Eligible Employee and a Participant. An Employee need not be employed on the last day of a Plan Year to be credited with a Year of Participation for the Plan Year.

                                   ARTICLE III
                                   -----------

                                  PARTICIPATION
                                  -------------

         3.1      Participation Requirements. An Eligible Employee will become a
                  --------------------------
Participant in the Plan as of the first Entry Date following his or her completion of the number of Years of Eligibility Service (not more than three for Plan Years beginning before 1989 and not more than two for Plan Years beginning after 1988) and attainment of the age (not in excess of 21) specified in the Participation Agreement. With respect to Plan Years beginning before 1989, the Employer may not in the Participation Agreement require more than one Year of Eligibility Service unless the Employer also in the Participation Agreement specifies that Participants will vest in accordance with Schedule C under Section 4.1 (or a vesting schedule at least as favorable as Schedule C). With respect to Plan Years beginning after 1988, the Employer may not in the Participation Agreement require more than one year of Eligibility Service unless the Employer also in the Participation Agreement specifies that Participants will vest in accordance with Schedule A under Section 4.1 (or a vesting schedule at least as favorable as Schedule A).

         In addition, a Prior Plan Account may be established for an Employee under Article XV (pertaining to transfers and rollovers) even though the Employee is not yet a Participant. Such a Employee shall be deemed to be a Participant for all purposes other than the accrual of benefits under the Employer Plan. As of the first Entry Date following his or her completion of the requisite number of Years of Eligibility Service and attainment of the requisite age specified in the Participation Agreement, the Employee shall become a Participant in the Employer Plan for all purposes.

         3.2      Exclusion of Associates. The Employer may specify in a
                  -----------------------
nonstandardized Participation Agreement that attorneys who are not partners or shareholders of the Employer are not eligible to participate in the Employer Plan despite their satisfaction of the requirements of Section 3.1. Such Employees shall not be considered Eligible Employees.

         3.3      Exclusion of Employees of Related Businesses. The Employer may
                  --------------------------------------------
specify in a nonstandardized Participation Agreement that employees of a Related Employer are not eligible to participate in the Employer Plan despite their satisfaction of the requirements of Section 3.1. Such Employees shall not be considered Eligible Employees.

         3.4      Exclusion of Leased Employees. The Employer may specify in a
                  -----------------------------
nonstandardized Participation Agreement that Leased Employees are not eligible to participate in the Employer Plan despite their satisfaction of the requirements of Section 3.1. Such Employees shall not be considered Eligible Employees.

         3.5      Exclusion of Other Employees. The Employer may specify in a
                  ----------------------------
nonstandardized Participation Agreement that certain types of Employees are not eligible to participate in the Employer Plan despite their satisfaction of the requirements of Section 3.1. Such Employees shall not be considered Eligible Employees.

         3.6      Breaks in Service.
                  -----------------

         (a) If an Eligible Employee incurs a Break in Service before he or she had satisfied the participation requirements set forth in this Article III, his or her Years of Eligibility Service before the Break in Service shall be included for purposes of Section 3.1and he or she shall become eligible to become a Participant in accordance with this Article. Notwithstanding the foregoing sentence, if the Employer elects in the Participation Agreement that Participants will vest is accordance with Schedule A under Section 4.1(or a vesting schedule at least as favorable as Schedule A), then if an Eligible Employee incurs a Break in Service before satisfying the participation requirements set to forth in this Article, his or her Years of Eligibility Service before the Break in Service shall not be included for purposes of
Section 3.1 and the Employee shall be treated as a new Employee for eligibility purposes.

         (b) If an Eligible Employee whose employment was terminated after he or she had satisfied the participation requirements set forth in this Article III and prior to becoming a Participant, and if such Eligible Employee is reemployed by the Employer, he or she will become a Participant or resume active participation in the Plan on the date he or she again becomes an Employee (subject to the requirements of Section 3.7).

         3.7      Effect of Becoming or Ceasing to Be an Eligible Employee. If a
                  --------------------------------------------------------
Participant is no longer a member of an eligible class of Employees (i.e., he or she is no longer an Eligible Employee), and as a result becomes ineligible to participate, the Employee shall again become a Participant upon again being an Eligible Employee. If a Participant incurs a Break in Service and then returns to active full-time employment with the Employer, but he or she is not then an Eligible Employee, he or she shall again become a Participant when again becoming an Eligible Employee.

         If an Employee who is not an Eligible Employee (and, as a result, is not a Participant) becomes an Eligible Employee after the date on which he or she would have become a Participant by virtue of satisfying the requirements of
Section 3.1, he or she shall become a Participant on that date (of becoming an Eligible Employee).

         3.8      Preexisting Plan. If this Plan is adopted in substitution for
                  ----------------
a Preexisting Plan, each participant in the Preexisting Plan on the effective date of the substitution shall be a Participant in the Employer Plan on that date.

                                   ARTICLE IV
                                   ----------

                            VESTING AND REEMPLOYMENT
                            ------------------------

         4.1      Vested Portion. Subject to Section 14.2, a Participant's
                  --------------
Vested Portion of his or her Accrued Benefit shall be determined by his or her Period of Vesting Service and one of the following vesting schedules, as specified by the Employer in the Participation Agreement:

Period of
Vesting Service          Schedule A      Schedule B      Schedule C
---------------          ----------      ----------
Less than two years          0%              0%              0%
Two years                   100%             20%             0%
Three years                 100%             40%            100%
Four years                  100%             60%            100%
Five years                  100%             80%            100%
Six years or more           100%            100%            100%

Schedule D:       A schedule that, when compared with Schedule A, B or C,
----------
provides for a Vested Portion that is at every point equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison. The Employer shall specify Schedule D in the Participation Agreement.

Schedule E:       Full and immediate vesting at all times.
----------

         If the Employer has selected Schedule A, B, C or D in substitution for a prior vesting schedule and the new vesting schedule provides for a Vested Portion that is at any point less than the Vested Portion prescribed under the prior schedule, then the Vested Portion of any Participant adversely affected by the new schedule shall be increased to the lowest percentage of his or her Accrued Benefit under the new schedule that does not adversely affect such Participant.

         4.2      Amendments Affecting Vested Portion. If an Employer amends its
                  -----------------------------------
election of the vesting schedule in the Participation Agreement, in the case of an Employee who is a Participant as of the later of the date the amendment is adopted or the date it becomes effective, the Vested Portion (determined as of such date) of the Participant's Accrued Benefit shall not be less than the Vested Portion computed under the Plan without regard to such amendment. If an amendment of this Plan or of an Employer Plan in any way directly or indirectly affects the computation of a Participant's Vested Portion of his or her Accrued Benefit, each Participant having a Period of Vesting Service of at least five years (or three years in the case of a Participant who has an Hour of Service in any Plan Year beginning after December 31, 1988) may elect to have his or her Vested Portion computed under the Plan without regard to such amendment. The period during which the election may be made shall begin with the date as of which the amendment is adopted and end on the later of (a) 60 days after the amendment is adopted, (b) 60 days after the amendment becomes effective, or (c) 60 days after the Participant receives notice of the amendment.

         4.3      Effect of Reemployment on Vesting Service and Credited
                  ------------------------------------------------------
Service. If a Participant with a Vested Portion terminates employment and is
-------
subsequently reemployed by the Employer after incurring a Period of Severance of at least one year, his or her prior Period of Vesting Service shall be restored upon reemployment.

         If the Participant did not have any Vested Portion before the Period of Severance, his or her prior Period of Vesting Service shall be restored upon reemployment if he or she satisfies one of the following requirements:

                  (a) The length of his or her Period of Severance was less than his or her prior Period of Vesting Service, or

                  (b) Effective for Plan Years that begin after 1984, he or she is reemployed before incurring a Period of Severance or at least five years. However, if the Participant terminated employment before the first day of the Plan Year beginning in 1985, this rule shall apply only if he or she would have satisfied the requirements of subsection
         (a) if he or she had returned to employment with Employer on the last day of the Plan Year beginning in 1984.

         A reemployed Participant's prior Years of Credited Service shall be restored upon reemployment.

         If a former Participant is deemed under Section 9.5 to have received a distribution of his or her entire Accrued Benefit, and if he or she is reemployed by the Employer as an Eligible Employee before incurring a Period of Severance of at least five years, then, upon the reemployment date, the Employer-provided Accrued Benefit shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

         4.4      Effect of Reemployment on Benefit Payments.
                  ------------------------------------------

                  (a)      Lump-Sum Distribution. If a Participant terminates
                           ---------------------
         employment, receives a Retirement Benefit in the form of a lump-sum distribution under either Section 9.4(d) or Section 9.5 and is later reemployed by the Employer as an Eligible Employee, the reemployed Participant's Accrued Benefit (expressed as an Actuarially Equivalent lump-sum) shall be reduced by the then-present value (calculated by using the Actuarial Equivalence interest rate, subject to the limitations of Section 9.5) of the lump-sum distribution previously received. When the Participant again terminates employment, the then-present value (calculated using the Actuarial Equivalence interest rate, subject to the limitations of Section 9.5) of the prior lump-sum distribution shall reduce, dollar for dollar, the lump-sum Actuarial Equivalent of the Participant's Retirement Benefit.

                  (b)      Monthly Annuity Payments. If a Participant terminates
                           ------------------------
         employment, receives a Retirement Benefit in a form other than a lump-sum distribution and is later reemployed by the Employer while the benefit is in pay status, the rules of this subsection shall apply. Upon reemployment, the Participant's Retirement Benefit shall continue to be paid. When the Participant again terminates employment, his or her Retirement Benefit shall be recalculated under the applicable provisions of the Plan. The Participant shall be entitled either to continue receiving the original Retirement Benefit or to receive the recalculated Retirement Benefit, whichever produces the larger benefit (when expressed as a benefit payable in the Normal Form of Annuity).

                                    ARTICLE V
                                    ---------

                            NORMAL RETIREMENT BENEFIT
                            -------------------------

         5.1      Eligibility for Benefit. A Participant shall have a
                  -----------------------
nonforfeitable right to a Normal Retirement Benefit when he or she reaches either his or her Normal Retirement Age or the last day of the Plan Year that precedes his or her Normal Retirement Age (provided that the date occurs within six months before he or she would reach his or her Normal Retirement Age), whichever occurs first.

         5.2      Amount of Benefit Generally. The annual pension benefit
                  ---------------------------
payable for life to a Participant who has terminated employment after becoming eligible for a Normal Retirement Benefit shall be calculated as of his or her retirement date according to the formula designated in the Participation Agreement, subject to the limits described in this Section and in Article XI.

         The Participant's Normal Retirement Benefit shall be the greater of his or her benefit under Section 5.2 or his or her minimum Accrued Benefit under
Section 5.3 (to the extent that Section 5.3 by its terms applies).

         The Normal Retirement Benefit of each Participant shall not be less than the largest periodic benefit that would have been payable to the Participant upon separation from service at or before Normal Retirement Age under the Plan exclusive of Social Security supplements, premiums on disability or term insurance and the value of disability benefits not in excess of the Normal Retirement Benefit. For purposes of comparing periodic benefits in the same form, commencing before and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable before Normal Retirement Age into the same form of annuity benefit payable at Normal Retirement Age and comparing the amount of such annuity payments.

         5.3      Minimum Benefit. Except as otherwise provided in this Section,
                  ---------------
the minimum nonintegrated Accrued Benefit (expressed as a Single Life Annuity, with no ancillary benefits, beginning at Normal Retirement Age) for a Participant who is not also a participant in a Qualified Defined Contribution Plan of the Employer providing a sufficient minimum contribution under Code
Section 416 shall be equal to the lesser of:

                  (a)      20% of the Participant's Average Annual Compensation;
         or

                  (b) 2% of the Participant's Average Annual Compensation multiplied by his or her Years of Credited Service after the later of the Effective Date or the first day of the first Plan Year beginning after December 31, 1983.

          If the Participant is also a participant in a Paired Plan under the ABA Members Retirement Plan, the Employer shall elect in a standardized Participation Agreement (001 or 002) whether to satisfy the minimum benefit or contribution requirements of Code Section 416(c) under this Section, under the Paired Plan, or under both.

         If the Participant is also a participant in any Qualified Plan other than a Paired Plan, the Employer shall be entitled in the Participation Agreement to override this Section and state how the minimum benefit or contribution requirements of Code Section 416 are to be satisfied. If the Employer elects in the Participation Agreement to satisfy the Code Section 416(c) requirements in the other Qualified Plan rather than the Employer Plan, this Section shall not apply to Participants who also participate in such other Qualified Plan.

         5.4      Benefit After Late Retirement. If a Participant continues to
                  -----------------------------
be employed by the Employer after Normal Retirement Age, the Participant shall continue to accrue benefits under the Plan after Normal Retirement Age. When the Participant later retires, his or her Normal Retirement Benefit shall be the greater of (i) his or her Normal Retirement Benefit calculated as of his or her actual retirement date or (ii) the Actuarial Equivalent of his or her Normal Retirement Benefit calculated as of the date on which the Participant attained Normal Retirement Age.

         5.5      Commencement of Benefit. A Participant who is eligible for a
                  -----------------------
Normal Retirement Benefit must submit Notice to the Trustee to receive or begin receiving payment. If the Trustee receives the Notice on or before the 15th day of a month, payment shall be made or shall begin on the first Business Day of the next calendar month. If the Trustee receives the Notice after the 15th day of a month, payment shall be made or shall begin on the first Business Day of the second calendar month after the form is received. However, payment shall not commence after the "Required Beginning Date" as described in Section 9.7. In addition, beginning as of January 1, 1992, commencement of benefit payments might be delayed while the Trustee arranges for the purchase of an annuity from an insurance company.

         5.6      Definitely Determinable Benefit. Subject to Section 5.3, the
                  -------------------------------
amount of the Normal Retirement Benefit is based on payment in the Normal Form of Annuity. If actual payment is in a different form, the amount of the Normal Retirement Benefit shall be the Actuarial Equivalent of the Normal Form of Annuity.

         5.7      Form of Benefit Distribution. A Normal Retirement Benefit
                  ----------------------------
shall be payable in the form determined under Article IX.

         5.8      Fresh-Start Rules.
                  -----------------

                  (a)      Definition. "Fresh-start date" means the last day of
                           ----------
         a Plan Year preceding a Plan Year for which any amendment of the Employer Plan that directly or indirectly affects the amount of a Participant's Accrued Benefit determined under the current benefit formula (e.g., an amendment of the definition of Compensation used in the benefit formula or a change in the Normal Retirement Age specified in the Employer Plan) is made effective. If the Employer Plan has had a fresh-start date for all Participants, and in a subsequent Plan Year is aggregated for purposes of Code Section 401(a)(4) with another plan that did not have the same fresh-start, the Employer plan will have a fresh-start date on the last day of the Plan Year preceding the Plan year during which the plans are first aggregated. The calculation of Accrued Benefits under an Employer Plan after a fresh-start date shall be conducted in accordance with subsections (b) and (c).

                  (b)      Fresh-Start Formula. If the Employer Plan has a
                           -------------------
         fresh-start date, each Participant's Accrued Benefit shall be the greater of (1) the Participant's frozen Accrued Benefit (determined under subsection (c)) and (2) the Participant's Accrued Benefit determined under the current benefit formula as applied to the Participant's total Years of Credited Service under the Employer Plan. Because this fresh-start formula takes into account a Participant's past service in determining his or her Accrued Benefit, the Employer Plan could fail to satisfy the safe harbor for past service under Income Tax Regulations Section 1.401(a) (4)-5(a) (3).

                  (c)      Frozen Accrued Benefit. In applying the formula in
                           ----------------------
         subsection (b) to the calculation of Accrued Benefits, the term "frozen accrued benefit" means the amount of a Participant's Accrued Benefit determined under the Employer Plan as in effect in the Plan Year containing the latest fresh-start date, and determined as if the Participant terminated employment with the Employer as of the latest fresh-start date (without respect to any amendment made to the Employer Plan after the latest fresh-start date). If the Participant has not had a fresh-start date, the Participant's frozen Accrued Benefit shall be zero.

                  If, as of the Participant's latest fresh-start date, the amount of a Participant's frozen Accrued Benefit was limited by Code
         Section 415, such benefit shall be increased for Plan Years after the latest fresh-start date to the extent permitted under Code Section 415(d) (1). In addition, the frozen Accrued Benefit of a Participant whose frozen Accrued Benefit includes the top-heavy minimum benefit provided in Section 5.3 shall be increased to the extent necessary to comply with the average compensation requirement of Code Section 416
         (c) (1) (D) (i).

                  If (1) the Plan's normal form of benefit in effect on the Participant's latest fresh-start date is not the same as the normal form of benefit under the Plan after such fresh-start date, and/or (2) the Normal Retirement Age for any Participant on that date was greater than the Normal Retirement Age for that Participant under the Plan after such fresh-start date, the frozen Accrued Benefit shall be expressed as an Actuarially Equivalent benefit in the normal form of benefit under the Plan after the Participant's latest fresh-start date, commencing at the Participant's Normal Retirement Age under the Employer Plan in effect after such fresh-start date. If the Plan provides a new optional form of benefit with respect to a Participant's frozen Accrued Benefit, such new optional form of benefit will be provided with respect to each Participant's entire accrued benefit (i.e., accrued both before and after the fresh-start date). In addition, with respect to Plan Years beginning after the Employer Plan's latest fresh-start date, the current benefit formula will provide each Participant a benefit of not less than 25% of the Participant's Average Annual Compensation; however, if a Participant will have less than 50 Years of Credited Service after the latest fresh-start date through the year the Participant attains Normal Retirement Age (or current age, if later), then such minimum percentage will be reduced by multiplying it by the following ratio:

                         Participant's Years of Credited
                    Service after the latest fresh-start date
                    -----------------------------------------
                                       50

                  (d)      Adjustments to Frozen Accrued Benefit. No Employer
                           -------------------------------------
         shall elect to adjust frozen Accrued Benefits to reflect Compensation earned after the latest fresh-start date occurring before the first day of the Plan Year beginning in 1994. As a result, the adjustment rules of Income Tax Regulations Section 1.401(a)(4)-13(d) do not apply.

                                   ARTICLE VI
                                   ----------

                            EARLY RETIREMENT BENEFIT
                            ------------------------

         6.1      Eligibility for Benefit. A Participant shall have a
                  -----------------------
nonforfeitable right to an Early Retirement Benefit if his or her employment with the Employer is terminated after he or she reaches Early Retirement Age but before he or she reaches Normal Retirement Age. However, if a Participant terminates employment after satisfying the service requirement for Early Retirement Age (and after completing the Period of Vesting Service necessary to be fully vested in his or her Accrued Benefit), but before satisfying the age requirement for Early Retirement Age, he or she shall have a nonforfeitable right to an Early Retirement Benefit when he or she satisfies the age requirement for Early Retirement Age.

         6.2      Amount of Benefit. The annual pension benefit payable to a
                  -----------------
Participant who is entitled to an Early Retirement Benefit shall be an amount equal to the Actuarial Equivalent of his or her Accrued Benefit determined as of his or her termination of employment after reaching Early Retirement Age. The reduction in benefit to determine the Actuarial Equivalent shall be made for each month by which the payment commencement date precedes the Participant's Normal Retirement Age.

         6.3      Commencement of Benefit. A Participant who is eligible for an
                  -----------------------
Early Retirement Benefit must submit Notice to the Trustee to receive or begin receiving payment. If the Trustee receives the Notice on or before the 15th day of a month, payment shall be made or shall begin on the first Business Day of the next calendar month. If the Trustee receives the Notice after the 15th day of a month, payment shall be made or shall begin on the first Business Day of the second calendar month after the form is received. However, payment shall not commence after the "Required Beginning Date" as described in Section 9.7. In addition, beginning as of January 1, 1992, commencement of benefit payments might be delayed while the Trustee arranges for the purchase of an annuity from an insurance company.

         6.4      Definitely Determinable Benefit. The amount of the Early
                  -------------------------------
Retirement Benefit is based on payment in the Normal Form of Annuity. If actual payment is in a different form, the amount of the Early Retirement Benefit shall be the Actuarial Equivalent of the Normal Form of Annuity.

         6.5      Form of Benefit Distribution. An Early Retirement Benefit
                  ----------------------------
shall be payable in the form determined under Article IX.

                                   ARTICLE VII
                                   -----------

                          DISABILITY RETIREMENT BENEFIT
                          -----------------------------

         7.1      Eligibility for Benefit. A Participant shall be eligible for a
                  -----------------------
Disability Retirement Benefit if his or her employment with Employer is terminated as a result of a Disability, regardless of the Participant's Period of Vesting Service.

         7.2      Amount of Benefit. The annual pension benefit payable to a
                  -----------------
Participant who is entitled to a Disability Retirement Benefit shall be an amount equal to the Actuarial Equivalent of his or her Accrued Benefit determined as of his or her last day of work. The reduction in benefit to determine the Actuarial Equivalent shall be made for each month by which the payment commencement date precedes the Participant's Normal Retirement Age.

         7.3      Commencement of Benefit. A Participant who is eligible for a
                  -----------------------
Disability Retirement Benefit must submit Notice to the Trustee to receive or begin receiving payment. If the Trustee receives the Notice on or before the 15th day of a month, payment shall be made or shall begin on the first Business Day of the next calendar month. If the Trustee receives the Notice after the 15th day of a month, payment shall be made or shall begin on the first Business Day of the second calendar month after the form is received. However, payment shall not commence after the "Required Beginning Date" as described in Section
9.7. In addition, beginning as of January 1, 1992, commencement of benefit payments might be delayed while the Trustee arranges for the purchase of an annuity from an insurance company.

         7.4      Definitely Determinable Benefit. The amount of the Disability
                  -------------------------------
Retirement Benefit is based on payment in the Normal Form of Annuity. If actual payment is in a different form, the amount of the Disability Retirement Benefit shall be the Actuarial Equivalent of the Normal Form of Annuity.

         7.5      Form of Benefit Distribution. A Disability Retirement Benefit
                  ----------------------------
shall be payable in the form determined under Article IX.

                                  ARTICLE VIII
                                  ------------

                             DEFERRED VESTED BENEFIT
                             -----------------------

         8.1      Eligibility for Benefit. A Participant shall be eligible for a
                  -----------------------
Deferred Vested Benefit if he or she terminates employment with Employer after becoming at least partially vested in his or her Accrued Benefit under Section
4.1 and the Participation Agreement. A Participant who terminates employment before becoming at least partially vested in his or her Accrued Benefit and before qualifying for any other Retirement Benefit shall not receive any benefit from the Plan.

         8.2      Amount of Benefit. The annual pension benefit payable to a
                  -----------------
Participant who is entitled to a Deferred Vested Benefit shall be an amount equal to the Actuarial Equivalent of his or her Accrued Benefit as of his or her termination of employment, multiplied by his or her Vested Portion. The reduction in benefit to determine the Actuarial Equivalent shall be made for each month by which the payment commencement date precedes the Participant's Normal Retirement Age.

         8.3      Commencement of Benefit. A Participant who is eligible for a
                  -----------------------
Deferred Vested Benefit must submit Notice to the Trustee to receive or begin receiving payment. If the Trustee receives the Notice on or before the 15th day of a month, payment shall be made or shall begin on the first Business Day of the next calendar month. If the Trustee receives the Notice after the 15th day of a month, payment shall be made or shall begin on the first Business Day of the second calendar month after the form is received. However, payment shall not commence after the "Required Beginning Date" as described in Section 9.7. In addition, beginning as of January 1, 1992, commencement of benefit payments might be delayed while the Trustee arranges for the purchase of an annuity from an insurance company.

         8.4      Definitely Determinable Benefit. The amount of the Deferred
                  -------------------------------
Vested Benefit is based on payment in the Normal Form of Annuity. If actual payment is in a different form, the amount of the Deferred Vested Benefit shall be the Actuarial Equivalent of the Normal Form of Annuity.

         8.5      Form of Benefit Distribution. A Deferred Vested Benefit shall
                  ----------------------------
be payable in the form determined under Article IX

                                   ARTICLE IX
                                   ----------

                                FORMS OF PAYMENT
                                ----------------

         9.1      Application for Pension Benefits. No pension benefits shall be
                  --------------------------------
payable under the Plan with respect to any period that is before the Trustee receives Notice to the Trustee of the Participant's eligibility to receive benefits. Pension benefits will be paid only upon death, Disability, termination of Service, termination of the Employer Plan or attainment of Normal Retirement Age.

         9.2      Automatic Forms. Unless a Participant elects an optional form
                  ---------------
of payment under Section 9.4, his or her Retirement Benefit shall automatically be paid in whichever of the following forms applies at the time payments commence:

                  (a) If the Participant is married when his or her benefits begin, a Qualified Joint and Survivor Annuity; or

                  (b) If the Participant is not married when his or her benefits begin, a Single Life Annuity.

The amount of any form of payment other than the Normal Form of Annuity shall be the Actuarial Equivalent of the Normal Form of Annuity.

         9.3      Qualified Joint and Survivor Annuity.
                  ------------------------------------

                  (a)      Notice Requirements. The Plan Administrator shall
                           -------------------
         provide to each Participant no less than 30 days and no more than 90 days before the Annuity Starting Date a written explanation of:

                           (i) The terms and conditions of a Qualified Joint and Survivor Annuity;

                           (ii) The Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                           (iii)    The rights of the Participant's Spouse;

                           (iv) The right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and

                           (v) The relative values of the various available optional forms of benefit payment.

                  The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with consent of the Participant's Spouse) to a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

                  (b)      Waiver of Qualified Joint and Survivor Annuity.
                           ----------------------------------------------
         Within the 90-day period ending on the Annuity Starting Date, the Participant may waive the receipt of benefits in the form of a Qualified Joint and Survivor Annuity and elect one of the optional forms of payment described in Section 9.4. The waiver must be in writing and must be consented to in writing by the Spouse of the Participant. If the Participant establishes to the satisfaction of the Plan Administrator that written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent of the Spouse will not be required. Also, if the Participant has become legally separated from the Spouse or has been abandoned (within the meaning of local law) and has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. The consent required by this provision (or establishment that the consent of a Spouse need not be obtained) shall be valid only with respect to the Spouse who signs the consent. A consent that permits designations by the Participant without any requirement of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit payment where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights.

                  The Spouse's consent must be witnessed by a Plan representative or by a notary public. The consent must acknowledge the effect of the Participant's waiver. In addition, the Participant's waiver must designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries (or a form of benefit payment), that may not be changed without further consent of the Spouse, unless the Spouse's consent expressly permits designations by the Participant without further consent by the Spouse. No consent obtained under this subsection shall be valid unless the Participant has received the notice provided in subsection (a).

                  (c)      Revocation of Waiver. A Participant may revoke a
                           --------------------
         waiver of the Qualified Joint and Survivor Annuity without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

                  (d)      Right to Commencement at Earliest Retirement Age. An
                           ------------------------------------------------
         eligible Participant has the right to have payments under the Qualified Joint and Survivor Annuity begin upon attainment of "earliest retirement age" (as defined in Section 10.2), provided that the notification procedures described in Section 5.5, 6.3, 7.3 or 8.3, whichever applies, are satisfied.

         9.4      Optional Forms of Benefit Payment. A Participant who waives
                  ---------------------------------
the automatic form of payment provided by Section 9.2 may elect one of the following optional forms of payment:

                  (a)      Single Life Annuity. An annuity benefit payable in
                           -------------------
         equal monthly installments for the life of the Participant. No payments shall be made after the Participant's death.

                  (b)      Life Annuity-Period Certain. A monthly pension for
                           ---------------------------
         the life of the Participant, with a guaranty of a minimum of 60, 120, 180 or 240 monthly payments, as specified by the Participant, beginning with the first payment to the Participant. If the Participant dies after payments have begun but before the minimum number of payments are made, monthly payments will continue to his or her Beneficiary until the total number of payments made to the Participant and his or her Beneficiary equal the guaranteed minimum number of payments.

                  (c)      Joint and Survivor Annuity. A monthly pension for the
                           --------------------------
         life of the Participant with a survivor benefit for the life of his or her Beneficiary in an amount equal to a percentage of the amount payable during the life of the Participant. The percentage of the survivor pension benefit shall be any whole percentage from 50% through 100% (but only 50% or 100% for annuity payments that begin after December 31, 1991), as designated by the Participant.

                  (d)      Joint and Survivor Annuity-Period Certain. A monthly
                           -----------------------------------------
         pension for the life of the Participant, with a survivor benefit payable to his or her Beneficiary in an amount equal to a percentage of the amount payable during the life of the Participant. If the Participant dies after payments have begun, payments to the Beneficiary after the Participant's death shall continue for the remaining lifetime of the Beneficiary or until the end of a specified period, whichever is later. If the specified period extends beyond the Beneficiary's death, payments coming due after the Beneficiary's death shall be paid to the next succeeding Beneficiary. The specified period may be 60, 120, 180 or 240 months, as designated by the Participant, beginning with the first payment to the Participant. The percentage of the survivor pension benefit shall be any whole percentage from 50% through 100% (but only 50% or 100% for annuity payments that begin after December 31, 1991) as designated by the Participant.

                  (e)      Single-Sum Distribution. The Actuarially Equivalent
                           -----------------------
         present value of the Participant's benefit paid in a single payment, with no additional benefits payable. The present value shall be calculated in accordance with Section 9.5.

                  (f)      Required Installments. A monthly pension with each
                           ---------------------
         payment equal to one-twelfth of the minimum annual payment required under Code Section 401(a) (9) and the corresponding Income Tax Regulations. For the purpose of calculating the amount of each monthly installment, present value shall be calculated in accordance with
         Section 9.5, except that, at the election of the Participant, life expectancy shall be recalculated annually in accordance with the Income Tax Regulations under Code Section 401(a)(9).

                  (g)      Additional Forms of Benefit Payment. A Participant
                           -----------------------------------
         who has a Prior Plan Account established as the result of a trustee-to-Trustee transfer under Section 15.2 may elect from any form of benefit payment otherwise available under this Section and from any other form of benefit payment that was available with respect to the transferred amounts under the transferor plan at the time of transfer. Such other forms of benefit payment shall not be available under the Plan in any circumstance other than that described in the preceding sentence.

         The amount of any form of payment other than the Normal Form of Annuity shall be the Actuarial Equivalent of the Normal Form of Annuity. In addition, if the Spouse is not the contingent annuitant under the form of payment selected, the distribution method must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         An optional form of payment shall be elected by Notice to the Trustee. However, if the Qualified Joint and Survivor Annuity is the automatic form of payment under Section 9.2(a), an optional form of payment may be elected only if the requirements of Section 9.3 are satisfied. The election is irrevocable as of the date a Participant's benefits commence, but may be periodically changed before that date.

         9.5      Provisions Applicable to Single-Sum Distributions.
                  -------------------------------------------------
Notwithstanding any other provision of the Plan, if the present value of the vested Accrued Benefit of the Participant does not exceed $3,500 or, effective as of the date specified in the Participation Agreement for this purpose, such present value does not exceed $5,000, the Plan Administrator shall distribute the present value of the vested Accrued Benefit to the Participant or his or her Beneficiary in a lump sum (and the nonvested portion shall be treated as a forfeiture). For purposes of this Section, if the present value of a Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of his or her entire Accrued Benefit.

         The Trustee shall not pay benefits in accordance with this Section after the Participant's Annuity Starting Date under this Article unless the Participant and his or her Spouse consent in writing to distribution in the form of a lump sum.

         Notwithstanding any contrary provisions of this Section, effective for Plan Years beginning on or after January 1, 2000, for the purpose of determining the present value of a Participant's vested Accrued Benefit, and for the purpose of determining the amount of a Retirement Benefit distributed in a form other than (A) a nondecreasing annuity payable for a period not less than the life of a Participant (or, in the case of a Qualified Preretirement Survivor Annuity, the life of a surviving spouse), (B) or that decreases during the life of the Participant merely because of the death of the surviving annuitant (but only if the reduction is to a level not below 50% of the annual benefit payable before the death of the surviving annuitant) or merely because of the cessation or reduction of Social Security supplements or qualified disability payments, Actuarial Equivalence shall be determined on the basis of the "applicable interest rate" and the "applicable mortality table" if such rate and table produce a Retirement Benefit greater than that determined under the definition of Actuarial Equivalence.

         The applicable interest rate is the rate of interest on 30-year Treasury securities as specified by the Commissioner of the internal Revenue Service for the lookback month for the stability period specified in the Participation Agreement. The lookback month applicable to the stability period is the first, second, third, fourth, or fifth calendar month preceding the first day of the stability period, as specified in the Participation Agreement. The stability period is the successive period of one calendar month, one Plan Year quarter, one calendar quarter, one Plan Year, or one calendar year as specified in the Participation Agreement, that contains the Annuity Starting Date for the distribution and for which the applicable interest rate remains constant. The applicable mortality table is set forth in Revenue Ruling 95-6, 1995-1 CB 80.

         Notwithstanding any provision of this Plan to the contrary, if immediately prior to the Employer's most recent adoption of the Participation Agreement the Employer Plan was maintained in the form of a standardized or nonstandardized defined benefit pension plan under the ABA Members Defined Benefit Pension Plan that was not the subject of a favorable opinion letter issued by the Internal Revenue Service after December 31, 2000 and the Employer chooses a stability period other than one Plan Year or chooses a lookback month other than a lookback month which precedes the first day of the Plan Year by one or two months, the applicable interest rate will, for distributions made during the period beginning on the first day of the first Plan Year beginning on or after January 1, 2000 and ending 12 months after the date of the Employer's most recent adoption of the Participation Agreement, be the applicable interest rate determined as explained in the preceding paragraph or the applicable interest rate specified for the second month preceding the Plan Year during which such distribution is made, whichever of such two rates is lower.

         Notwithstanding any provision of this Plan to the contrary, if immediately prior to the Employer's most recent adoption of the Participation Agreement the Employer Plan was maintained in a form not described in the preceding paragraph and not yet amended to conform to the amendments to Code
Section 417(e)(3) made by the Uruguay Round Agreements Act and such Preexisting Plan satisfied Code Section 417(e)(3) with respect to any distribution made during a Plan Year by applying the rate or rates, or 120% of the rate or rates, that would be used by the Pension Benefit Guaranty Corporation for a trust and single-employer plan to value a participant's vested benefit as of the first day of such Plan Year, then the preceding paragraph shall apply to the Employer Plan as if the Employer Plan were described in that paragraph.

         Notwithstanding any provision of this Plan to the contrary, if immediately prior to the Employer's most recent adoption of the Participation Agreement the Employer Plan was maintained in a form not described in the second preceding paragraph and not yet amended to conform to the amendments to Code
Section 417(e)(3) made by the Uruguay Round Agreements Act and such Preexisting Plan satisfied Code Section 417(e)(3) with respect to any distribution made during a month by applying the rate or rates, or 120% of the rate or rates, that would be used by the Pension Benefit Guaranty Corporation for a trust and single-employer plan to value a participant's vested benefit as of such date of distribution, then the applicable interest rate will, for distributions made during the period beginning on the first day of the first Plan Year beginning on or after January 1, 2000 and ending 12 months after the date of the Employer's most recent adoption of the Participation Agreement, be the applicable interest rate determined as explained in this Section (other than in the two preceding paragraphs) or the applicable interest rate specified for the second month preceding the month during which such distribution is made, whichever of such two rates is lower.

         Notwithstanding the election by the Employer in the Participation Agreement, a Plan amendment that changes the date for determining the applicable interest rate (including an amendment to the stability period or lookback month or an indirect change as a result of a change in Plan Year), shall not be given effect with respect to any distribution during the period ending one year after the later of the amendment's effective date or adoption date, if, during such period and as a result of such amendment, the Participant's distribution would be reduced. This paragraph shall not apply to any Plan amendment pursuant to which a stability period or lookback month is first adopted to conform to the amendments to Code Section 417(e) made by the Uruguay Round Agreements Act.

         The provisions of this Section shall not supersede the use of the interest rate and mortality table specified in the Participation Agreement for the purpose of determining an Actuarial Equivalent to the extent either that the use of the applicable interest rate and applicable mortality table under this Section would cause the Plan to fail to satisfy
Section 11.2 or that the use of the interest rate and mortality table specified in the Participation Agreement would produce a greater benefit.

         The requirements of this Section shall not apply to annuity contracts owned by the Employer or distributed to or owned by a Participant before the first Plan Year after December 31, 1988, if the annuity contracts satisfied the requirements in Sections 1.401(a)-11T and 1.417(e)-1T of the Income Tax Regulations. The preceding sentence shall not apply if additional contributions are made under the Plan by the Employer with respect to such contracts on or after the beginning of the first Plan Year beginning after December 31, 1988.

         9.6      Sixty-Day Rule Regarding Time for Payment. Unless the
                  -----------------------------------------
Participant elects otherwise in writing, payment of benefits must begin within 60 days after the close of the Plan Year in which the latest of the following occurs:

                  (a) The Participant attains the lesser of age 65 or Normal Retirement Age;

                  (b)      The Participant terminates service with the Employer;
         or

                  (c) The 10th anniversary of the date on which the Participant began participation in the Plan.

Notwithstanding the foregoing, if the Participant and his or her Spouse do not elect to begin receiving pension benefits by submitting Notice to the Trustee under Section 5.5, Section 6.3, Section 7.3 or Section 8.3 (and by satisfying the election and consent requirements of Sections 9.3 and 9.4), the Participant shall be treated as having elected to defer commencement of benefit payments for the purposes of this Section.

         9.7      Special Distribution Requirements. Subject to Sections 9.2
                  ---------------------------------
through 9.4 regarding Qualified Joint and Survivor Annuities, this Section shall apply to any distribution of a Participant's Accrued Benefit (except for distributions occurring after the Participant's death, which shall be governed by Article X) and shall take precedence over any inconsistent provisions of the Plan. All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of proposed
Section 1.401(a)(9)-2 of the Income Tax Regulations.

                  (a)      Required Beginning Date. The entire interest of a
                           -----------------------
         Participant must be distributed or begin to be distributed by no later than the Participant's "Required Beginning Date." For purposes of this paragraph, the term "Required Beginning Date" shall mean April 1 of the calendar year in which the Participant attains age 70 1/2("Age 701/2Required Beginning Date") or, if provided by the Employer in the Participation Agreement, only with respect to Participants who are not 5% owners, (i) April 1 of the calendar year following the calendar year in which the Participant terminates Service ("Delayed Required Beginning Date"), or (ii) either of the Age 701/2Required Beginning Date or the Delayed Required Beginning Date as the Participant elects ("Optional Delayed Required Beginning Date"). If the Delayed Required Beginning Date applies (i.e., the Employer provides for the
                                 ---
         Delayed Required Beginning Date on the

         Participation Agreement), an Employee who attained age 70 1/2 on or after January 1, 1996 and prior to January 1, 1999 and who remained an Employee through the end of the calendar year during which he attained age 70 1/2 can elect that such Employee's Required Beginning Date be the Age 70 1/2 Required Beginning Date or a date no later than December 31, 1997 in the case of a Participant who attained age 70 1/2 during 1996. Furthermore, an Employee who attains age 70 1/2 on or after January 1, 1999 and on or before the last day of the calendar year which includes the date on which the Plan was amended to apply the Delayed Required Beginning Date instead of the Age 70 1/2 Required Beginning Date can elect that such Employee's Required Beginning Date be the Age 70 1/2 Required Beginning Date.

                  If the Delayed Required Beginning Date or the Optional Delayed Required Beginning Date applies, any Participant who attained age 70 1/2 in years prior to 1997 may elect, if the Employer provides for such election on the Participation Agreement, to stop distributions that commenced prior to termination of employment and recommence distributions by the April 1 of the calendar year following the calendar year in which the Participant retires. If such an election is made by the Participant, then, as elected by the Employer in the Participation Agreement, (i) there shall be a new Annuity Starting Date upon such recommencement, or (ii) there shall not be a new Annuity Starting Date upon such recommencement.

         A Participant is treated as a 5% owner for purposes of this Section if such Participant is a 5% owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Employer Plan is top-heavy) at any time during the Plan Year in which such owner attains age 66 1/2 or any subsequent year. Once distributions have begun to a 5% owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

                  (b)      Limits on Distribution Periods. As of the first
                           ------------------------------
         Distribution Calendar Year, benefit payments (if not made in the form of a single-sum distribution) may be made only over one of the following periods (or a combination of them):

                           (1)      The life of the Participant;

                           (2)      The life of the Participant and a
                  Beneficiary;

                           (3) A period certain not extending beyond the Participant's Life Expectancy; or

                           (4) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a Beneficiary.

                  (c)      Determination of Amount to be Distributed Each Year.
                           ---------------------------------------------------

                           (1) If the Participant's Accrued Benefit is to be paid in the form of annuity distributions under the Plan, payments under the annuity shall satisfy each of the following requirements:

                                    (A)      The annuity distributions must be
                           paid in periodic payments made at intervals not longer than one year.

                                    (B)      The distribution period must be
                           over a life (or lives) or over a period certain not longer than a Life Expectancy (or joint life and last survivor expectancy) described in Code Section 401
                           (a) (9) (A) (ii) or (B) (iii), whichever applies.

                                    (C)      The Life Expectancy (or joint life
                           and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy;

                                    (D)      Once payments have begun over a
                           period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

                                    (E)      Payments must either be
                           nonincreasing or increase only as follows:

                                             (i)      With any percentage
                                    increase in a specified and generally
                                    recognized cost-of-living index;

                                             (ii)     To the extent of the
                                    reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in subparagraph (C) dies and the payments continue otherwise in accordance with that subparagraph over the life of the Participant; or

                                             (iii)    Because of an increase in
                                    benefits under the Plan.

                                    (F)      The amount which must be
                           distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin in accordance with Section 10.6) shall be the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received (e.g., bimonthly, monthly, semi-annually, or annually).

                           (2) If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-Spouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in A-6 of proposed Section 1.401(a)(9)-2 of the Income Tax Regulations.

                           (3) If payments under an annuity that complies with paragraph (1) begin before January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987 shall apply to such payments, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Employee before January 1,1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

                           (4) If the form of benefit payment is an annuity made in accordance with this subsection (c), any additional benefits accruing to the Participant after his or her Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

                           (5) Except with respect to all Participants if the Employer Plan is a governmental or church plan, and except with respect to any 5% owner if the Employer Plan is an other plan, a Participant's Accrued Benefit is actuarially increased to take into account the period after age 70 1/2 in which the Participant does not receive any benefits under the Employer Plan. The actuarial increase begins on the April 1 following the calendar year in which the Participant attains age 70 1/2 (January 1, 1997 in the case of a Participant who attained age 70 1/2 prior to 1996), and ends on the date on which benefits commence after retirement, in an amount sufficient to satisfy Code Section 401(a)(9).

                           The amount of actuarial increase payable as of the
                  end of the period for actuarial increases must be no less than the actuarial equivalent of the Participant's retirement benefits that would have been payable as of the date the actuarial increase must commence plus the actuarial equivalent of additional benefits accrued after that date, reduced by the actuarial equivalent of any distributions made after that date. The actuarial increase is generally the same as, and not in addition to, the actuarial increase required for that same period under Code Section 411 to reflect the delay in payments after normal retirement, except that the actuarial increase required under Code Section 401(a)(9)(C) must be provided even during the period during which the Participant is in service described in ERISA Section 203(a)(3)(B).

                                    For purposes of Code Section 411(b)(1)(H),
                  the actuarial increase will be treated as an adjustment attributable to the delay in distribution of benefits after the attainment of Normal Retirement Age. Accordingly, to the extent permitted under Code Section 411(b)(1)(H), the actuarial increase required under Code Section 401(a)(9)(C)(iii) may reduce the benefit accrual otherwise required under Code Section 411(b)(1)(H)(i), except that the rules on the suspension of benefits are not applicable.

                           (6) Any part of the Participant's interest that is in the form of an individual account shall be distributed in a manner satisfying the requirements of

                  Code Section 401 (a) (9) and the Income Tax Regulations under
                  Section 401(a)(9).

                  (d)      Additional Terms For This Section.
                           ---------------------------------

                           (1)      Distribution Calendar Year: A calendar year
                                    --------------------------
                  for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin in accordance with Section 10.6.

                           (2)      Life Expectancy: The life expectancy (or
                                    ---------------
                  joint and last survivor expectancy) calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the first Distribution Calendar Year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                  (e)      Forfeiture of Nonvested Portion. If a Participant
                           -------------------------------
         receives a single-sum distribution in accordance with the requirements of this Article, the nonvested portion of the Participant's benefit shall be treated as a forfeiture.

         9.8      Qualified Domestic Relations Orders. Notwithstanding any other
                  -----------------------------------
provision of the Plan, the payment of benefits to a Participant, Spouse or Beneficiary shall be adjusted to the extent necessary to comply with the terms of a Qualified Domestic Relations Order. The payee and the form of benefit payment for purposes of the Qualified Domestic Relations Order shall be determined by the Order.

         9.9      Restrictions on Immediate Distributions. If either the present
                  ---------------------------------------
value of a Participant's vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $5,000 (or exceeds $3,500 prior to the effective date specified in the Participation Agreement for purposes of increasing from $3,500 to $5,000 the present value of vested Accrued Benefits required to be distributed in a single lump sum payment pursuant to Section 9.5) or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the Accrued Benefit is immediately distributable, the Participant and his or her spouse (or, where the Participant or the spouse has died, the survivor) must consent to any distribution of the Accrued Benefit. The consent shall be made in writing within the 90-day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant and his or her spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. The notice shall include a general description of the material features, and an explanation of the relative values, of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section

417(a)(3). The notice shall be provided no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

         Notwithstanding the requirements of the preceding paragraph, only the Participant must consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefit is immediately distributable. Neither the Participant's consent nor that of his or her spouse shall be required for a distribution required to satisfy Code Section 401(a)(9) or 415.

         The present value of an Accrued Benefit shall be determined in accordance with Section 9.5. In addition, an Accrued Benefit shall be considered "immediately distributable" for purposes of this Section if any portion of the Accrued Benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) Normal Retirement Age.

                                    ARTICLE X
                                    ---------

                                  DEATH BENEFIT
                                  -------------

         10.1     Eligibility for Preretirement Survivor Annuity. Unless the
                  ----------------------------------------------
Participant and the Participant's Spouse waive the Preretirement Survivor Annuity within the "Election Period" pursuant to a "Qualified Election," a Participant's Spouse shall be eligible to receive a Preretirement Survivor Annuity if the Participant dies after satisfying one of the following requirements, but before his or her Annuity Starting Date:

                  (a) The Participant was employed by the Employer after attaining Normal or Early Retirement Age; or

                  (b) The Participant had a Vested Portion in his or her Accrued Benefit.

         A Participant's Spouse must have been married to the Participant immediately before the Participant's death to be eligible for the Preretirement Survivor Annuity.

         The term "Election Period" means the period beginning on the first day of the Plan Year in which the Participant reaches age 35 and ending on the date of the Participant's death. If the Participant separates from service before the first day of the Plan Year in which he or she attains age 35, with respect to benefits accrued before the separation, the Election Period shall begin on the date of separation. A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of the election and ending on the first day of the Plan Year in which the Participant will attain age 35. The election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in terms comparable to the explanation required in Section
10.4. Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

         The term "Qualified Election" means a waiver of a Preretirement Survivor Annuity, provided that the waiver satisfies the conditions of this paragraph. The waiver must be made by Notice to the Trustee and must be consented to in writing by the Participant's Spouse. The waiver shall designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, or an alternative form of benefits, as applicable, and the designation shall not be changed without further spousal consent unless the Spouse's consent expressly permits designations by the Participant without further spousal consent.

         The Spouse's consent in the preceding paragraph must acknowledge the effect of the election and must be witnessed by an Employer Plan representative or by a notary public. However, the spousal consent is not required if the Participant establishes to the satisfaction of an Employer Plan representative that spousal consent cannot be obtained because there is no Spouse or because the Spouse cannot be located. Also, if the Participant has become legally separated from the Spouse or has been abandoned (within the meaning of local law) and has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. A spousal consent under this Section (or establishment that the consent of a Spouse need not be obtained) shall be valid only with respect to the Spouse who signs the consent. A consent that permits designations by the Participant without any requirement of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit payment where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. In addition, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the Participant dies. The number of revocations shall not be limited. No consent obtained under this Section shall be valid unless the Participant has received the notice provided in Section 10.4.

         10.2     Amount of Preretirement Survivor Annuity. If the Participant
                  ----------------------------------------
dies after the earliest date on which he or she could elect to receive retirement benefits under the Plan (referred to in this Section as his or her "earliest retirement age"), the monthly pension benefit payable to a Spouse who is entitled to Preretirement Survivor Annuity benefit shall be an amount equal to the larger of (i) the amount that the Spouse would be entitled to receive under the provisions of Section 9.3 if the Participant had retired on the day immediately preceding his or her death, or (ii) the Actuarial Equivalent of the Participant's Accrued Benefit as of his or her death.

         If the Participant dies on or before his or her earliest retirement age, the monthly pension benefit payable to a Spouse who is entitled to a Preretirement Survivor Annuity benefit shall be an amount equal to the larger of
(i) the amount that the Spouse would be entitled to receive if the Participant separated from service on his or her date of death (or date of separation from service, if earlier), survived to earliest retirement age, retired with an immediate Qualified Joint and Survivor Annuity at earliest retirement age and died on the day after the earliest retirement age, or (ii) the Actuarial Equivalent of the Participant's Accrued Benefits as of his or her death.

         In determining the Participant's Accrued Benefit for the purpose of calculating the amount of the Preretirement Survivor Annuity, the Participant shall be deemed to have a 100% Vested Portion in his or her Accrued Benefit if he or she died while an active Employee of the Employer. If the Participant died after terminating employment with the Employer, but before receiving any Retirement Benefit from the Plan, the Participant's Vested Portion shall be determined under Article IV without regard to the Participant's death. In addition, in determining the Participant's Accrued Benefit for the purpose of calculating the amount of the Preretirement Survivor Annuity, the Participant's Accrued Benefit shall be reduced by the value of the portion of his or her Accrued Benefit that is subject to distribution under a Qualified Domestic Relations Order.

         10.3     Commencement and Form of Payment of Preretirement Survivor
                  ----------------------------------------------------------
Annuity. The Preretirement Survivor Annuity benefit shall be payable to a Spouse
-------
who is eligible for, and has applied for, a Preretirement Survivor Annuity. Except as otherwise provided in this Section, benefits shall be payable on the first day of the month following the death of the Participant, and shall be payable on the first day of each subsequent month until the death of the Spouse. However, if the Participant dies before attaining Early Retirement Age, no monthly benefits shall be paid before the first day of the month after the Participant would have attained Early Retirement Age. In addition, the Spouse may elect to begin receiving benefit payments as of the first day of any month after the Participant would have attained Early Retirement Age. The actuarial value of benefits that commence later than the date on which payments would have been made to the surviving spouse under a Qualified Joint and Survivor Annuity in accordance with this Article shall be adjusted to reflect the delayed payment.

         The Preretirement Survivor Annuity shall be paid in the form of a Single Life Annuity. The Spouse who is eligible to receive a Preretirement Survivor Annuity may after the Participant's death but before the benefit becomes payable elect in writing by Notice to the Trustee to receive the Preretirement Survivor Annuity in any other form of payment under Section 9.4.

         10.4     Notice Requirements. The Plan Administrator shall provide each
                  -------------------
Participant, within the "Applicable Period" for that Participant, a written explanation of (i) the terms and conditions of a Preretirement Survivor Annuity;
(ii) the Participant's right to make, and the effect of, an election to waive the Preretirement Survivor Annuity; (iii) the rights of the Participant's Spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive the Preretirement Survivor Annuity; and (v) the relative values of the various available optional forms of benefit.

         The term "Applicable Period" means, with respect to a Participant, the last to end of the following periods:

                  (a) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                  (b) A reasonable period ending after the individual becomes a Participant.

                  (c) A reasonable period ending after separation from service if the Participant separates from service before attaining age 35.

         For purposes of the preceding paragraph, a reasonable period ending after the events described in (a), (b) and (c) is the two-year period beginning one year before the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which he or she attains age 35, the explanation under this Section shall be provided within the two-year period beginning one year before separation and ending one year after separation. If the Participant later returns to Service with the Employer, the applicable period for the Participant shall be redetermined.

         10.5     Other Death Benefits. If a Participant dies after beginning to
                  --------------------
receive a Retirement Benefit from the Plan, any benefit payable to his or her Beneficiary after his or her death depends on the form of benefit chosen by the Participant under Article IX.

         If a Participant dies without having a Spouse at the time of his or her death and before beginning to receive a Retirement Benefit from the Plan, or if the Participant dies after he or she has properly waived the Spouse's eligibility to receive the Preretirement Survivor Annuity, the Participant's Beneficiary shall be entitled to receive an amount equal to the Actuarial Equivalent of the Participant's Accrued Benefit as of his or her death. Payment shall commence as soon as administratively feasible after the Participant's death.

         Each Participant, by Notice to the Trustee, may designate a Beneficiary under the Plan. Such designation may be changed from time to time by Notice to the Trustee without the consent of any previously designated Beneficiary. Each such Notice may include contingent or successive Beneficiaries and shall become effective upon receipt by the Trustee.

         If there is no Beneficiary to receive any amount that becomes payable to a Beneficiary, the amount shall be payable to the first surviving class of the following classes of successive preference persons, as determined by the
Employer: (i) the Participant's Spouse, (ii) the Participant's surviving children, (iii) the Participant's surviving parents, (iv) the Participant's surviving brothers and sisters, (v) the executors or administrators of the estate of the person upon whose death such amount becomes payable.

         The interest of any Beneficiary shall cease upon his or her death, if his or her death occurs before the death of the Participant. Upon the death of a Beneficiary who has commenced receiving benefits under the Plan, any remaining benefits payable under the Plan shall be paid to the executors or administrators of the estate of such Beneficiary, except as otherwise provided by the Beneficiary in a valid and effective beneficiary designation form filed with the Trustee.

         The Beneficiary of a deceased Participant shall be eligible to receive any benefits payable under the Plan upon submission to the Trustee of due proof of the death of the Participant. "Due proof" shall consist of a certified copy of a death certificate or, if a death certificate is unavailable, such other similar document as the Trustee may deem acceptable. Due proof shall be furnished by the Employer or the Participant's Beneficiary within 60 days after learning of the death of the Participant.

         Notwithstanding any provision of this Section to the contrary, the person entitled to receive a survivor annuity payable after the Participant's death (under a form of payment in Section 9.3 or 9.4 that provides for a survivor annuity) shall be the joint annuitant designated by the Participant in the election-of-benefits form. The joint annuitant so designated shall be treated under this Section and under the Employer Plan as the Participant's Beneficiary, and shall be the only person entitled to receive the survivor annuity.

         10.6     Restrictions Applicable to Payment of Death Benefits. If the
                  ----------------------------------------------------
Participant dies after distribution of his or her Retirement Benefit has begun, the remaining portion of his or her benefit will continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

         If the Participant dies before distribution of his or her Retirement Benefit begins, the distribution of the Participant's entire interest in the form determined in accordance with this Article shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with either of the two following subsections.

                  (a) If any portion of the Participant's Accrued Benefit is payable to a Beneficiary, distributions may be made over the life, or over a period certain not greater than life expectancy of, the Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                  (b) If the Beneficiary is the Participant's surviving Spouse, the date as of which distributions are required to begin in accordance with subsection (a) shall not be earlier than the later of
         (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the Spouse dies before payments begin, the rules of this Section (other than this subsection) shall be applied as if the Spouse had been the Participant.

         If the Participant has not made an election under this Section by the time of his or her death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section or (2) December 31 of the calendar year that contains the fifth anniversary of the date of death of the Participant. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         For purposes of this Section, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority. Also for the purposes of this Section, distribution of a Participant's Accrued Benefit is considered to begin on the Participant's Required Beginning date (or, if the surviving Spouse dies after the Participant but before payments to the Spouse begin, the date distribution is required to begin to the surviving Spouse in accordance with this Section). If distribution in the form of an annuity purchased from an insurance company irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

         All distributions required under this Article shall be determined and made in accordance with the proposed Income Tax Regulations under Code Section 401(a)(9), including the minimum incidental benefit requirement of proposed Income Tax Regulations Section 1.401(a)(9)-2.

                                   ARTICLE XI
                                   ----------

                            RESTRICTIONS ON BENEFITS
                            ------------------------

         11.1     No Duplication of Benefits. A Participant shall not receive a
                  --------------------------
Retirement Benefit under more than one Article from among Articles V, VI, VII and VIII. If a Participant becomes eligible to receive benefits under more than one Article, the Participant shall make a final and binding election as to the one Article under which a Retirement Benefit is to be paid.

         11.2     Limit on Annual Benefits.
                  ------------------------

                  (a) This subsection, except for paragraph (2), applies regardless of whether any Participant is or has ever been a participant in another Qualified Plan of the Employer. For Limitation Years beginning before January 1, 2000, and for those Limitation Years beginning on or after January 1, 2000 for which Code Section 415(e) shall continue to apply as may be elected in the Participation Agreement by the Employer, if any Participant is or has ever been a participant in another Qualified Plan, Welfare Benefit Fund, Individual Medical Account or Simplified Employee Pension that is maintained by the Employer and that provides an Annual Addition, subsection (b) also applies to that Participant's benefits.

                           (1) The Annual Benefit otherwise payable to a Participant at any time under the Plan shall not exceed the Maximum Permissible Amount. If the benefit that the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Amount, the rate of accrual shall be reduced so that the Annual Benefit will equal the Maximum Permissible Amount.

                           (2) The limitation in paragraph (1) is deemed satisfied with respect to a Participant if the retirement benefits payable for a Plan Year under any form of benefit with respect to such Participant under the Plan and under all other Qualified Defined Benefit Plans (regardless of whether terminated) ever maintained by the Employer do not exceed $1,000 multiplied by the Participant's Years of Credited Service or parts of such years (not to exceed 10) with the Employer, and the Employer has not at any time maintained a Qualified Defined Contribution Plan, a Welfare Benefit Fund or an Individual Medical Account in which the Participant participated (for these purposes, employee contributions, whether voluntary or involuntary, under a Qualified Defined Benefit Plan are not treated as a separate Qualified Defined Contribution Plan).

                  (b) For Limitation Years beginning before January 1, 2000, and for those Limitation Years beginning on after January 1, 2000 for which Code Section 415(e) shall continue to apply as may be elected in the Participation Agreement by the Employer, this subsection applies if any Participant is covered, or has ever been covered, by another Qualified Plan, Welfare Benefit Fund, Individual Medical Account or Simplified Employee Pension that is maintained by the Employer and that provides an Annual Addition.

                           (1) If a Participant is or has ever been covered under more than one Qualified Defined Benefit Plan maintained by the Employer, the sum of the Participant's annual benefits from all such plans may not exceed the Maximum Permissible Amount. If a Participant's employer-provided benefits under all Qualified Defined Benefit Plans maintained by the Employer (determined as of the same age) would exceed the maximum permissible amount applicable at that age, the Employer shall choose in the Participation Agreement the method by which the plans will meet this limitation.

                           (2) For Limitation Years beginning before January 1, 2000, and for those Limitation Years beginning on after January 1, 2000 for which Code Section 415(e) shall continue to apply as may be elected in the Participation Agreement by the Employer, if the Employer maintains or at any time maintained one or more Qualified Defined Contribution Plans (other than a Paired Plan) covering any Participant (or if the Employer maintains a Welfare Benefit Fund, Individual Medical Account or Simplified Employee Pension covering any Participant), the sum of the Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction shall not exceed 1.0 in any Limitation Year, and the Annual Benefit otherwise payable to the Participant under the Plan, or the Annual Additions to the Participant's accounts under the Qualified Defined Contribution Plan, shall be limited in accordance with the Participation Agreement.

                           For Limitation Years beginning before January 1,
                  2000, and for those Limitation Years beginning on after January 1, 2000 for which Code Section 415(e) shall continue to apply as may be elected in the Participation Agreement by the Employer, if the Employer also maintains a Paired Plan covering any Participant, the sum of the Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction shall not exceed 1.0 in any Limitation Year. If the sum of the fractions would exceed 1.0 in any such Limitation Year, the Participant's Annual Benefit shall be reduced until the sum of the fractions is 1.0.

                           However, in the case of a Qualified Plan that
                  satisfied the requirements of Code Section 415 for its last Limitation Year beginning before January l, 1987, then, in accordance with Federal Income Tax Regulations, an amount may be subtracted from the numerator of the Defined Contribution Plan Fraction so the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction does not exceed 1.0 for that Limitation Year.

                           If a Qualified Defined Benefit Plan is amended after
                  May 5, 1986, but before the first Limitation Year beginning after December 31, 1986, to increase accrued benefits to a level below the Code Section 415 limits for Limitation Years beginning before 1987 but above the Code Section 415 limits for Limitation Years beginning after 1986, such excess accounts are not reflected in the denominator of the Defined Benefit Plan Fraction for the Limitation Years beginning after 1986 or in adjusting the numerator of the Defined Contribution Plan Fraction in the preceding paragraph. The excess accruals are reflected in the numerator of the Defined Benefit Plan Fraction for Limitation Years beginning after 1986, unless the excess is eliminated. The excess accruals are not reflected in the 1987 Current Accrued Benefit. Any increase in the Projected Annual Benefit due to a plan amendment made after May 5, 1986 is ignored in adjusting the numerator of the Defined Contribution Plan Fraction in the preceding paragraph.

                  (c) If a Participant was a participant in a Qualified Plan of the Employer in existence on July 1, 1982, the adjusted Maximum Permissible Amount shall not be less than the Participant's 1983 Current Accrued Benefit. A Master or Prototype Plan with an opinion letter issued before 1983, and which was adopted by the Employer on or before September 30, 1983, shall be treated as a Qualified Plan in existence on July 1, 1982. This paragraph applies only if all such Qualified Plans met the Code Section 415 requirements, as in effect on July 1, 1982, for all Limitation Years beginning before September 30, 1983.

         Unless a different group of employees is elected in the Participation Agreement by the Employer, benefit increases resulting from the repeal of Code
Section 415(e) will be provided to all current and former Participants (with benefits limited by Code Section 415(e)) who have an accrued benefit under the Employer Plan immediately before the first Limitation Year beginning in 2000 or, if the Employer elects in the Participation Agreement that Code Section 415(e) shall continue to apply for any Limitation Year beginning on or after January 1, 2000, then such benefit increases will be provided to all current and former employees (with benefits limited by Code Section 415(e)) who have an accrued benefit under the Employer Plan immediately before the first Limitation Year for which Code Section 415(e) shall no longer continue to apply.

         If a Participant was a participant in a Qualified Plan of the Employer in existence on May 6, 1986, the adjusted Maximum Permissible Amount shall not be less than the Participant's 1987 Current Accrued Benefit. This paragraph applies only if all such Qualified Plans met the Code Section 415 requirements, as in effect on May 6, 1986, for all Limitation Years beginning before January 1, 1987.

         If a Participant was a participant in one or more Qualified Defined Benefit Plans maintained by the Employer as of the first day of the first Limitation Year beginning after December 31, 1994, the application of the limitations of this Section shall not cause the Maximum Permissible Amount for such Participant under all such plans to be less than the Participant's RPA '94 Old Law Benefit. The preceding sentence applies only if such Qualified Defined Benefit Plans met the requirements of Code Section 415 on December 7, 1994.

                  (d)      Additional Definitions for this Section.
                           ---------------------------------------

                           (1)      Annual Additions: The sum of the following
                                    ----------------
                  amounts credited or allocated to a Participant's accounts in a Qualified Defined Contribution Plan of Employer for the Limitation Year: (A) employer contributions; (B) forfeitures;
                  (C) allocations under a Simplified Employee Pension; and (D) nondeductible employee contributions for Limitation Years beginning after 1986 (as to Limitation Years beginning before 1987, only the lesser of one-half of such contributions or the amount of such contributions that exceed 6% of the Participant's Compensation for the Limitation Year are treated as Annual Additions).

                           The Annual Addition for any Limitation Year beginning
                  before January 1, 1987 shall not be recomputed to treat all nondeductible employee contributions as an Annual Addition.

                           Amounts allocated after March 31, 1984 to an
                  Individual Medical Account that is part of a pension or annuity plan of the Employer are treated as Annual Additions. Amounts derived from contributions paid or accrued after 1985 in taxable years ending after 1985, and that are attributable to post-retirement medical benefits allocated to the separate account of a "key employee" (as defined in Code Section 419A(d)(3)) under a Welfare Benefit Fund maintained by the Employer, are also treated as Annual Additions.

                           (2)      Annual Benefit: A pension benefit under the
                                    --------------
                  Qualified Plan that is payable annually in the form of a Single Life Annuity. Except as further provided in this paragraph, a benefit payable in a form other than a Single Life Annuity must be adjusted to an actuarially equivalent Single Life Annuity before applying the limitations of this Section. For Limitation Years beginning before January 1, 1995, such actuarially equivalent Single Life Annuity is equal to the greater of the Annuity Benefit computed using the interest rate specified in the Plan for adjusting benefits in the same form or 5%. For Limitation Years beginning after December 31, 1994, the actuarially equivalent Single Life Annuity is equal to the greater of the Annuity Benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and the Annuity Benefit computed using a 5% interest rate assumption and the applicable mortality table defined in Section 9.5 of the Plan. In determining the actuarially equivalent Single Life Annuity for a benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a Preretirement Survivor Annuity, the life of the Participant's Spouse), or that decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the Annual Benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Code Section 401(a)(11)), "the applicable interest rate", as defined in
                  Section 9.5 of the Plan, will be substituted for "a 5% interest rate assumption" in the preceding sentence.

                           The Annual Benefit does not include any benefits
                  attributable to Employee contributions or rollover contributions, or the assets transferred from a Qualified Plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for (A) the value of a Qualified Joint and Survivor Annuity, (B) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, preretirement death benefits, and post-retirement medical benefits), and (C) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Section 1.415-3(c)(2)(iii) of the Federal Income Tax Regulations.

                           (3)      Compensation. With respect to each
                                    ------------
                  Participant, "Compensation means the general definition of Compensation elected by the Employer in the Participation Agreement under Section 2.15(a), (b) or (c). For any Self-Employed Individual, Compensation shall mean Earned Income. In addition, for Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

                           (4)      Defined Benefit Plan Fraction: A fraction
                                    -----------------------------
                  whose numerator is the sum of the Participant's Projected Annual Benefits under all the Qualified Defined Benefit Plans (whether or not terminated) maintained by the Employer, and whose denominator is the lesser of (A) the dollar limitation applicable to the Participant determined for the Limitation Year under Code Sections 415(b)(1)(A) and (d) and in accordance with the second paragraph of Section 11.2(d)(11), or (B) 140% of the Participant's Highest Average Compensation, including any adjustments under Code Section 415(b), both in accordance with paragraph (11) below.

                           Notwithstanding the preceding paragraph, the
                  following provisions shall apply:

                                    (A)      In the case of a Participant who
                           was a participant in one or more Qualified Defined Benefit Plans maintained by the Employer that were in existence on July 1, 1982 and that satisfied the requirements of Code Section 415 as in effect on the last day of the 1982 Limitation Year, the denominator of the Defined Benefit Plan Fraction shall not be less than 125% of the aggregate annual retirement benefits that the Participant had accrued under those Qualified Defined Benefit Plans as of the later of September 30, 1983 and the last day of the last Limitation Year that began before January 1, 1983. For purposes of the preceding sentence, a Master or Prototype Plan with an opinion letter issued before January 1, 1983 that was adopted by the Employer not later than September 30, 1983 shall be deemed to have been in existence on July 1, 1982.

                                    (B)      In the case of a Participant who
                           was a participant as of the first day of the first Limitation Year beginning after 1986 in one or more Qualified Defined Benefit Plans maintained by the Employer that were in existence on May 6, 1986 and that satisfied the requirements of Code Section 415 for all Limitation Years beginning before 1987, the denominator of the Defined Benefit Plan Fraction shall not be less than 125% of the annual benefits that the Participant had accrued under those Qualified Defined Benefit Plans as of the close of the last Limitation Year beginning before 1987, disregarding any changes in the terms and conditions of the Qualified Defined Benefit Plans after May 5, 1986.

                           (5)      Defined Contribution Plan Fraction: A
                                    ----------------------------------
                  fraction whose numerator is the sum of the Annual Additions to the Participant's accounts under all the Qualified Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including any Annual Additions attributable to Welfare Benefit Funds, Individual Medical

                  Accounts and Simplified Employee Pensions maintained by the Employer and to the Participant's nondeductible voluntary contributions to all Qualified Defined Benefit Plans maintained by the Employer), and whose denominator is the sum of the maximum aggregate amounts for the current Limitation Year and all of the Participant's prior Limitation Years of service with the Employer.

                           For purposes of this definition, the maximum
                  aggregate amount means, for any Limitation Year, the lesser of
                  (A) the dollar limitation in effect under Code Section 415(c)(1)(A) after adjustment under Code Section 415(d), or
                  (B) 35% of the Participant's Compensation for that Limitation Year.

                           If the Participant was a participant in one or more
                  Qualified Defined Contribution Plans maintained by the Employer that were in existence on July 1, 1982 and the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0, the numerator of the Defined Contribution Plan Fraction shall be reduced by an amount equal to the product of (A) the excess of that sum over
                  1.0 and (B) the denominator of the Defined Contribution Plan Fraction. The reduction under the preceding sentence shall be computed on the basis of the fractions as of the later of September 30, 1983 and the last day of the last Limitation Year that began before January 1, 1983. The reduction shall also be made if the sum of the fractions exceeds 1.0 because of Annual Additions or accruals that were made before the limitations of this Section became effective with respect to any Qualified Plans of the Employer that were in a existence on July 1, 1982. For purposes of the preceding sentence, a Master or Prototype Plan with an opinion letter issued before January 1, 1983 that was adopted by the Employer not later than September 30, 1983 shall be deemed to have been in existence on July 1, 1982.

                           If the Participant was a participant as of the first
                  day of the first Limitation Year beginning after 1986 in one or more Qualified Defined Contribution Plans maintained by the Employer that were in existence on May 6, 1986 and the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0, the numerator of the Defined Contribution Plan Fraction shall be reduced by an amount equal to the product of (A) the excess of the sum of the fractions over 1.0 and (5) the denominator of the Defined Contribution Plan Fraction. The reduction under the preceding sentence shall be computed on the basis of the fractions as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Qualified Defined Contribution Plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning after 1986.

                           (6)      Employer: The Employer that adopts this Plan
                                    --------
                  and all Related Employers, as modified by Sec ion 415(h) of the Code.

                           (7)      Highest Average Compensation: The average
                                    ----------------------------
                  Compensation for the three consecutive Plan Years (or the actual number of consecutive years of employment for those Employees who are employed for less than three consecutive Plan Years with the Employer) that produce the highest average. In the case of a Participant who has separated from Service, the Participant's Highest Average Compensation will be automatically adjusted by multiplying such compensation by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary of the Treasury shall prescribe. The adjusted compensation amount will apply to Limitation Years ending within the calendar year of the date of the adjustment.

                           (8)      Individual Medical Account: An individual
                                    --------------------------
                  medical account as defined in Code Section 415 (1) (2).

                           (9)      Limitation Year: The calendar year, or the
                                    ---------------
                  12-consecutive-month period elected by the Employer in the Participation Agreement. All Qualified Plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is changed by amendment, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

                           (10)     Master or Prototype Plan: A plan, the form
                                    ------------------------
                  of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                           (11)     Maximum Permissible Amount: The lesser of
                                    --------------------------
                  $90,000 or 100% of the Participant's Highest Average Compensation, payable in the form of a single life annuity. Effective on January 1, 1988, and each succeeding January 1, the $90,000 limitation will be automatically adjusted under Code Section 415(d) in such manner as the Secretary of the Treasury shall prescribe. The new limitation shall apply to Limitation Years ending within the calendar year of the date of adjustment.

                           The Maximum Permissible Amount shall be reduced if
                  the Participant has less than 10 Years of Participation in the Plan or less than 10 Years of Credited Service. If the Participant has less than 10 Years of Participation in the Plan, the $90,000 limit of the Maximum Permissible Amount shall be multiplied by a fraction (A) the numerator of which is the number of Years of Participation in the Plan (or part thereof), and (B) the denominator of which is 10. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan. If the Participant has less than 10 Years of Credited Service, the 100% limit of the Maximum Permissible Amount shall be multiplied by a fraction (A) the numerator of which is the number of Years of Credited Service (or part thereof), and (B) the denominator of which is 10. The adjustments of this paragraph shall be applied in the denominator of the Defined Benefit Plan Fraction based on Years of Credited Service. For purposes of making such adjustments for the Defined Benefit Plan Fraction, Years of Credited Service shall include future years (or part thereof) commencing before the Participant's Normal Retirement Age. Such future years shall include the year that contains the date the Participant reaches Normal Retirement Age only if it can be reasonably anticipated that the Participant will receive a Year of Credited Service for such year, or the year in which the Participant terminates employment, if earlier.

                           The Maximum Permissible Amount assumes that the
                  Retirement Benefit becomes payable when the Participant attains Social Security Retirement Age ("SSR Age"). If the Annual Benefit commences other than at SSR Age, the Maximum Permissible Amount (as otherwise modified by the preceding paragraph) shall be adjusted as follows:

                                    (A)      If the Annual Benefit begins before
                           attainment of SSR Age but on or after attainment of age 62, the $90,000 limit as reduced in the preceding paragraph, if necessary, shall be further reduced. For Participants whose SSR Age is age 65, the reduction is 5/9 of 1% for each month that the person is less than age 65 when the Annual Benefit begins. For Participants whose SSR Age is greater than age 65, the reduction is 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24 months) that the person is less than SSR Age when the Annual Benefit begins.

                                    (B)      If the Annual Benefit begins before
                           age 62, the $90,000 limit shall be further reduced to the actuarial equivalent of the maximum Annual Benefit payable at age 62 (determined under subparagraph (A)). The Annual Benefit beginning prior to age 62 shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) equivalent for early retirement benefits, and the equivalent Annual Benefit computed using a 5% interest rate and the applicable mortality table as defined in Section 9.5. Any decrease in the $90,000 limit determined in accordance with this paragraph
                           (B) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                                    (C)      If the Annual Benefit begins after
                           attainment of SSR Age, the $90,000 limit shall be increased to the actuarial equivalent of the maximum Annual Benefit payable at SSR Age determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining actuarial equivalent for delayed retirement benefits, and the equivalent Annual Benefit computed using a 5% interest rate assumption and the applicable mortality table as defined in
                           Section 9.5. For these purposes, mortality between a Participant's SSR Age and the age at which benefits commence must be ignored.

                           Notwithstanding the above, if the Participant was a
                  participant in a Qualified Plan in existence on July 1, 1982, the Maximum Permissible Amount shall not be less than the Participant's 1983 Current Accrued Benefit. In addition, if the Participant was a participant in a Qualified Plan in existence on May 6, 1986, the Maximum Permissible Amount shall not be less than the Participant's 1987 Current Accrued Benefit.

                           (12)     1983 Current Accrued Benefit: A
                                    ----------------------------
                  Participant's Annual Benefit (including optional benefit forms) accrued as of the later of the end of the last Limitation Year beginning before January 1, 1983, or September 30, 1983, but determined without regard to changes in the particular plan or cost-of-living increases occurring after July 1, 1982.

                           (13)     1987 Current Accrued Benefit: A
                                    ----------------------------
                  Participant's accrued benefit under the Employer Plan (including optional benefit forms), determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code
                  Section 415(b)(2), but determined without regard to changes in the particular plan or cost-of-living increases occurring after May 5, 1986.

                           (14)     Projected Annual Benefit: The Annual Benefit
                                    ------------------------
                  to which the Participant would be entitled under the terms of a Qualified Plan of Employer assuming that:

                                    (A)      The Participant will continue
                           employment until normal retirement age under the Qualified Plan (or current age, if later), and

                                    (B)      The Participant's Compensation for
                           the current Limitation Year and all other relevant factors used to determine benefits under the Qualified Plan will remain constant for all future Limitation Years.

                           (15)     RPA '94 Old Law Benefit: The Participant's
                                    -----------------------
                  Annual Benefit under the terms of the Plan as of the first day of the Plan Year specified in the Participation Agreement as of which the provisions of Section 9.5 relating to the applicable interest rate shall apply to distributions or, if earlier, the first day as of which Code Section 417(e)(3), as amended by the Uruguay Round Agreements Act, applies to the Plan (the "RPA '94 freeze date"), for the Annuity Starting Date and optional form and taking into account the limitation of Code Section 415, as in effect on December 7, 1994, including the participation requirements under Code Section 415(b)(5). In determining the amount of a Participant's RPA '94 Old Law Benefit, the following shall be disregarded:

                                    (A)      any Plan amendment increasing
                           benefits adopted after the RPA '94 freeze date; and

                                    (B)      any cost of living adjustments that
                           become effective after such date.

                           A Participant's RPA '94 Old Law Benefit is not
                  increased after the RPA '94 freeze date, but if the limitations of Code Section 415, as in effect on

                  December 7, 1994, are less than the limitations that were applied to determine the Participant's RPA '94 Old Law Benefit on the RPA '94 freeze date, then the Participant's RPA '94 Old Law Benefit will be reduced in accordance with such reduced limitation. If, at any date after the RPA '94 freeze date, the Participant's total plan benefit, before the application of Code Section 415, is less than the Participant's RPA '94 Old Law Benefit, the RAP '94 Old Law Benefit will be reduced to the Participant's total plan benefit.

                           Unless a different group of employees is elected in
                  the Participation Agreement as described in Section 11.2(c), for all current and former Participants who have an accrued benefit under the Employer Plan immediately before the first Limitation Year beginning in 2000, if the RPA '94 Old Law Benefit was reduced during the period between the RPA '94 freeze date and the first day of the first Limitation Year beginning on or after January 1, 2000 because of annual additions credited to a Participant's account in an existing Qualified Defined Contribution Plan, the RPA '94 Old Law Benefit may increase to the RPA '94 freeze date level as of the first day of the first Limitation Year beginning on or after January 1, 2000. For purposes of the preceding sentence, if the Employer elects in the Participation Agreement that Code Section 415(e) shall continue to apply for any Limitation Year beginning on or after January 1, 2000, "the first day of the first Limitation Year for which Code Section 415(e) no longer applies" shall be substituted for "the first day of the first Limitation Year beginning on or after January 1, 2000".

                           The use of a different interest rate and mortality
                  table may not increase a Participant's RPA '94 Old Law Benefit to an amount greater than such benefit as of the RPA '94 freeze date.

                           If the Plan was adopted and in effect before December
                  8, 1994, determinations under Code Section 415(b)(2)(E) that are made before the date that is the earlier of

                                    (A)      the later of the date a plan
                           amendment applying the amendments made by Sections 11.2(d)(2) and paragraphs (B) and (C) of Section 11.2(d)(11) is adopted or made effective, and

                                    (B)      the first day of the first
                           Limitation Year beginning after December 31, 1999,

                  shall be made with respect to a Participant's RPA '94 Old Law Benefit on the basis of Code Section 415(b)(2)(E) as in effect on December 7, 1994 and the provisions of the Plan as in effect on December 7, 1994, but only if such provisions of the Plan meet the requirements of Code Section 415(b)(2)(E) as so in effect.

                           (16)     RPA '94 Final Implementation Date. The first
                                    ---------------------------------
                  day of the first Limitation Year beginning on or after January 1, 2000, unless an earlier date is specified in the Participation Agreement.

                           (17)     Simplified Employee Pension: A simplified
                                    ---------------------------
                  employee pension as defined in Code Section 408(k).

                           (18)     Social Security Retirement Age: Age 65 in
                                    ------------------------------
                  the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938); age 66 for a Participant attaining age 62 after December 31, 1999 and before January 1, 2017 (i.e., born after December 31, 1937 but before January 1, 1955); and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

                           (19)     Welfare Benefit Fund: A welfare benefit fund
                                    --------------------
                  as defined in Code Section 419(e) under which amounts attributable to post-retirement medical benefits are allocated to separate accounts of key employees (as defined in Code
                  Section 419A(d)(3)).

                           (20)     Year of Participation: For purposes of this
                                    ---------------------
                  Section, a Participant shall be credited with a Year of Participation (computed to fractional parts of a year) for each Plan Year for which the following conditions are met: (i) the Participant is credited with at least 1,000 Hours of Service, and (ii) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the Plan Year. If these two conditions are met, the Participant shall be credited with a Year of Participation. A Participant who is permanently and totally disabled within the meaning of Code Section 415(c)(3)(C)(i) for a Plan Year shall receive a Year of Participation with respect to that period. In addition, for a Participant to receive a Year of Participation (or part thereof) for a Plan Year, the Plan must be established no later than the last day of such Plan Year. In no event will more than one Year of Participation be credited for any 12-month period.

                  (e) In the case of Paired Plans, and notwithstanding any other provision to the contrary, no Participant shall accrue an Annual Benefit in excess of the adjusted Maximum Permissible Amount. For purposes of this provision, the adjusted Maximum Permissible Amount is the Maximum Permissible Amount defined in subsection (d)(7) or, for Limitation Years beginning before January 1, 2000, if less, the Code
         Section 415(e) aggregate limitation. For purposes of this Section, the Code Section 415(e) aggregate limitation is the product of (i) one minus the Defined Contribution Plan Fraction; and (ii) the lesser of 100% of the adjusted dollar limitation or 140% of the Participant's Highest Average Compensation.

                  (f) For Participants with RPA '94 Old-Law Benefits, for purposes of determining whether a Participant's benefit exceeds the limitations of this Section after the RPA '94 freeze date, the Employer has elected in the Participation Agreement one of the following three methods to be used.

                           (1)      Method One. Equivalent Annual Benefits are
                                    ----------
                  determined separately with respect to the Participant's RPA '94 Old-Law Benefit, and the portion of the Participant's total plan benefit that exceeds the RPA '94 Old-Law Benefit. A Participant's total Annual Benefit is the sum of these two Annual Benefits and cannot exceed the Maximum Permissible Amount applicable to the Participant.

                           If the determination is being made before the RPA '94
                  Final Implementation Date, where a Participant's benefit must be adjusted to an actuarilly equivalent Annual Benefit, the Annual Benefit equivalent to the RPA '94 Old-Law Benefit is calculated suing an interest rate equal to the greater of the plan interest rate or 5 percent and the plan mortality table, as provided under Code Section 415(b)(2)(E) as in effect on December 7, 1994, and under the plan terms as of December 7, 1994. The Annual Benefit equivalent to the portion of the Participant's total plan benefit that exceeds the RPA '94 Old-Law Benefit is calculated as described in Section 11.2(d)(2). For a determination made after the RPA '94 freeze date and before the RPA '94 Final Implementation Date, where the $90,000 limit is adjusted for commencement of benefits prior to age 62, such adjustments are made in accordance with subparagraph (B) of the third paragraph of Section 11.2(d)(11); adjustments for commencement of benefits after Social Security Retirement Age are made in accordance with subparagraph (C) of the third paragraph of 11.2(d)(11).

                           If the determination is being made on or after the
                  RPA '94 Final Implementation Date, where a Participant's benefit must be adjusted to an actuarially equivalent Annual Benefit, the Annual Benefit equivalent to the Participant's RPA '94 Old-Law Benefit is calculated using an interest rate equal to the greater of the interest rate specified in Section 11.2(d)(2) or 5 percent, and the mortality table specified in
                  Section 11.2(d)(2). The Annual Benefit equivalent to the portion of the Participant's total plan benefit that exceeds the RPA '94 Old-Law Benefit is calculated as described in
                  Section 11.2(d)(2). For a determination on or after the RPA '94 Final Implementation Date, where the $90,000 limit is adjusted for commencement of benefits prior to age 62, such adjustments are made in accordance with subparagraph (B) of the third paragraph of Section 11.2(d)(11); adjustments for commencement of benefits after Social Security Retirement Age are made in accordance with subparagraph (C) of the third paragraph of Section 11.2(d)(11).

                           (2)      Method Two. A Participant's total Annual
                                    ----------
                  Benefit under the Employer Plan is determined, and this benefit must not exceed the Maximum Permissible Amount applicable to the Participant. Where a Participant's benefit must be adjusted to an actuarially equivalent Annual Benefit, an Annual Benefit equivalent to the Participant's total benefit is calculated as described in section 11.2(d)(2). In any event, the Participant will receive no less than the Participant's RPA '94 Old-Law Benefit.

                           (3)      Method Three. A Participant's benefit is
                                    ------------
                  limited only to the extent needed to satisfy either the first or second method described above.

         Under all of the methods above, a Participant will receive no less than the Participant's RPA '94 Old-Law Benefit. For purposes of determining that a Participant receives no less than the Participant's RPA '94 Old-Law Benefit, the limitation applicable to the Participant's RPA '94 Old-Law Benefit (old-law limitation) is determined, and the Participant may receive the RPA '94 Old-Law Benefit to the extent it does not exceed such old-law limitation. Before the RPA '94 Final Implementation Date, adjustments to the old-law limitation for commencement of benefits prior to age 62 are calculated using an interest rate equal to the greater of the plan interest rate or 5 percent and the plan mortality table, as provided under Code Section 415(b)(2)(E) as in effect on December 7, 1994, and under the plan terms as of December 7, 1994; adjustments to the old-law limitation for commencement of benefits after Social Security Retirement Age are calculated using an interest rate equal to the lesser of the plan interest rate or 5 percent and the plan mortality table, as provided under Code Section 415(b)(2)(E) as in effect on December 7, 1994, and under the plan terms as of December 7, 1994. On or after the RPA '94 Final Implementation Date, adjustments to the old-law limitation for commencement of benefits prior to age 62 are calculated using an interest rate equal to the greater of the plan interest rate or 5 percent, and the plan mortality table, using the interest rate and mortality table included in the Employer Plan as of the date of determination; adjustments to the old-law limitation for commencement of benefits after Social Security Retirement Age are calculated using an interest rate equal to the lesser of the plan interest rate or 5 percent and the plan mortality table, using the interest rate and mortality table included in the Employer Plan as of the date of determination. (However, in no event may a Participant's Old-Law Benefit exceed the Participant's Old-Law Benefit as of the RPA '94 freeze date.)

         11.3     Benefit Formula and Special Rules for Integrated Plans. If the
                  ------------------------------------------------------
Employer adopts the Plan (or amends its previous adoption of the Plan) by completing an integrated Participation Agreement, this Section shall apply. This Section shall apply with respect to Plan Years, and to benefits attributable to Plan Years, beginning after December 31, 1988.

                  (a)      Available Benefit Formulas. The Employer may under
                           --------------------------
         Section 5.2 select one of the following two benefit formulas in the Participation Agreement:

                           (1)      Nonintegrated Formula (in Participation
                                    ---------------------
                  Agreement 001 or 003):

                           a percentage (selected by the Employer in the
                  Participation Agreement) of Average Annual Compensation reduced pro-rata for each Year of Credited Service less than 25 years.

                           (2)      Integrated Formula (in Participation
                                    ------------------
                  Agreement 002 or 004):

                           The "Base Benefit Percentage": a percentage (selected
                  by the Employer in the Participation Agreement) of Average Annual Compensation up to the Integration Level plus the "Excess Benefit Percentage": a percentage
                  (selected by the in the Participating Agreement (not to exceed the Base Benefit Percentage by more than the Maximum Excess Allowance) of Average Annual Compensation in excess of the Integration Level, reduced pro-rata for each year of Credited Service
                  less than 25 years.

         The Employer shall, in completing the Participation Agreement, complete the blanks in the appropriate benefit formula in accordance with the provisions of this Section.

                  (b)      Special Rules Applicable to Integrated Formula. For
                           ----------------------------------------------
         purposes of calculating the integrated formula in subsection (a)(2), the following special rules shall apply:

                           (1) The "Maximum Excess Allowance" is the lesser of (A) the Base Benefit Percentage or (B) the applicable factor under subsection (c), multiplied by 35.

                           (2) If a Participant begins receiving benefits at an age other than Normal Retirement Age, the Participant's benefit shall be limited in accordance with subsection (f).

                           (3) If a Participant is projected to have earned less than 35 Years of Credited Service under the Employer Plan as of the end of the Plan Year in which he or she attains Normal Retirement Age (or current age, if later), the Base Benefit Percentage and the Excess Benefit Percentage shall be reduced by multiplying them by the following fraction: the number of Years of Credited Service that the Participant is projected to have earned under the Employer Plan as of the end of the Plan Year in which he or she attains Normal Retirement Age (or current age, if later), divided by 35.

                           (4) If a Participant has earned a year of credited service in one or more other Qualified Plans or simplified employee pensions maintained by the Employer ("Other Plans"), and if the number of the Participant's "cumulative disparity years" exceeds 35, the Participant's Retirement Benefit shall be further adjusted as provided in this paragraph (4). A Participant's "cumulative disparity years" consist of the sum of (i) the total Years of Credited Service that he or she is projected to have earned under the Employer Plan by the end of the Plan Year containing his or her Normal Retirement Age, and subsequent Years of Credited Service, if any (the total not to exceed 35), and (ii) the number of years during which the Participant earned a year of credited service under Other Plans (other than years counted in (i), and not including any years of credited service that he or she earned under such Other Plans after having earned 35 years of Credited Service under the Employer Plan). For purposes of determining the Participant's cumulative disparity limit, all years ending in the same calendar year are treated as the same year.

                           If this paragraph (4) (and hence the cumulative
                  disparity limit) applies, the Participant's Retirement Benefit shall be increased as follows:

                                    (A)      Subtract the Participant's Base
                           Benefit Percentage from his or her Excess Benefit Percentage (after modification in accordance with the preceding paragraphs of this subsection);

                                    (B)      Divide the result in step (A) by
                           the Participant's Years of Credited Service projected to the later of Normal Retirement Age or current age (but not to exceed 35 such years);

                                    (C)      Multiply the result in step (B) by
                           the number of years by which the Participant's cumulative disparity years exceed 35; and

                                    (D)      Add the result in step (C) to the
                           Participant's Base Benefit Percentage determined before this cumulative disparity adjustment.

                           For any Plan Year as to which the Employer Plan
                  benefits a Participant who also benefits under any Other Plan that provides for permitted disparity (or that imputes disparity), each Participant's Retirement Benefit shall equal the Base Benefit Percentage multiplied by the Participant's Average Annual Compensation. For any Participant projected to have earned less than 35 Years of Credited Service as of the end of the Plan Year in which he or she will attain Normal Retirement Age (or current age, if later), the percentage in the preceding sentence shall be multiplied by the following fraction (not to exceed 1.0): such projected Years of Credited Service divided by 35. If this paragraph applies, the Employer Plan shall have a "fresh-start date" (under Section 5.8) on the last day of the Plan Year preceding the Plan Year in which this paragraph first applies. In addition, if in any subsequent Plan Year the Employer Plan no longer benefits any Participant who also benefits under any Other Plan that provides for permitted disparity (or that imputes disparity), the Employer Plan shall have a "fresh-start date" (under
                  Section 5.8) on the last day of the Plan Year preceding the Plan Year in which this paragraph no longer applies. For purposes of determining the Participant's cumulative disparity limit, all years ending in the same calendar year are treated as the same year.

                  (c)      Applicable Factor for Integrated Formula. The
                           ----------------------------------------
         applicable factor is the factor derived from Table I below, based on the Normal Retirement Age (determined without regard to any years-of-participation requirement, if applicable under the Participation Agreement) and on the Normal Form of Annuity (as specified by the Employer in the Participation Agreement).

                                     Table I

----------------------------------------------------------------------------------------------------------------------
    Normal Form             Life              Life and           Life and            Life and           Life and
    of Annuity:            Annuity         5-year certain     10-year certain    15-year certain     20-year certain
----------------------------------------------------------------------------------------------------------------------
     Adjustment             1.00                0.97               0.91                0.84               0.78
      Factor:
----------------------------------------------------------------------------------------------------------------------
       Normal
     Retirement
        Age
       ------

         65                 0.650              0.631               0.592              0.546               0.507
         64                 0.607              0.589               0.552              0.510               0.473
         63                 0.563              0.546               0.512              0.473               0.439
         62                 0.520              0.504               0.473              0.437               0.406
         61                 0.477              0.463               0.434              0.401               0.372
         60                 0.433              0.420               0.394              0.364               0.338
         59                 0.412              0.400               0.375              0.346               0.321
         58                 0.390              0.378               0.355              0.328               0.304
         57                 0.368              0.357               0.335              0.309               0.287
         56                 0.347              0.337               0.316              0.291               0.271
         55                 0.325              0.315               0.296              0.273               0.254



                  (d)      Integration Level for Integrated Formula. The
                           ----------------------------------------
         Integration Level for each Plan Year for each Participant shall be an amount equal to one of the following, as specified by the Employer in the Participation Agreement:

                           (1) The Participant's Covered Compensation for the Plan Year.

                           (2) The greater of $10,000 or 50% of the Covered Compensation of a person who attains Social Security Retirement Age during the calendar year in which the Plan Year begins.

                  (e)      Additional Definitions Applicable to this Section.
                           -------------------------------------------------

                           (1)      Base Benefit Percentage: The rate, expressed
                                    -----------------------
                  as a percentage of Compensation, at which Employer-derived benefits are accrued with respect to Compensation of Participants at or below the Integration Level for the Plan Year, in accordance with the benefit formula set forth in
                  Section 11.3(a)(2).

                           (2)      Year of Credited Service: Each year with the
                                    ------------------------
                  Employer with respect to which benefits are treated as accruing on behalf of the Participant for such year in accordance with the corresponding definition of Year of Credited Service in Article II.

                           (3)      Excess Benefit Percentage: The rate,
                                    -------------------------
                  expressed as a percentage of Compensation, at which Employer-derived benefits areaccrued with respect to

                  Compensation of Participants above the Integration Level for the Plan Year, in accordance with the benefit formula set forth in Section 11.3(a)(2).

                           (4)      Covered Compensation: With respect to a
                                    --------------------
                  Participant for a particular Plan Year, the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No increase in Covered Compensation shall decrease a Participant's Accrued Benefit under the Plan.

                           In determining a Participant's Covered Compensation
                  for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. Covered Compensation will be determined based on the year designated by the Employer in the Participation Agreement. A Participant's Covered Compensation for a Plan Year before the 35-year period is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after the 35-year period is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends.

                           (5)      Taxable Wage Base: The contribution and
                                    -----------------
                  benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

                  (f)      Adjustments for Benefits Beginning Other Than at
                           ------------------------------------------------
         Normal Retirement Age. If a Participant's benefits commence other than
         ---------------------
         at Normal Retirement Age, the Participant's Accrued Benefit shall be multiplied by the following fraction: the annual factor corresponding to the age at which benefits commence and to the Normal Form of Annuity, divided by the annual factor corresponding to the Participant's Normal Retirement Age and to the Normal Form of Annuity. If benefits commence in a form other than the Normal Form of Annuity, the product in the preceding sentence shall be adjusted to its Actuarial Equivalent.

         If the Employer Plan has had a "fresh start" under Section 5.8, the limitations in the preceding paragraph shall be applied only to the Participant's accruals for Plan Years for which the Employer Plan provides for the disparity permitted under Code Section 401(l). All benefit accruals for Plan Years for which the Employer Plan does not provide for permitted disparity shall be adjusted to its Actuarial Equivalent.

         The annual factor is the factor derived from Table II below, based on the Employer Plan's Normal Retirement Age and on the Plan's Normal Form of Annuity.

         If benefit payments commence at or after age 55, at or before age 70, and in a month other than the month in which the Participant attains the age specified in Table II, the annual factor shall be determined by straight line interpolation of Table II.

         If benefit payments commence before the first day of the month in which the Participant attains age 55, the annual factor shall be the Actuarial Equivalent of the annual factor contained in Table II for a benefit commencing in the month in which the Participant attains age 55.

         If benefit payments begin after the first day of the month in which the Participant attains age 70, the annual factor shall be the Actuarial Equivalent of the annual factor contained in Table II for a benefit commencing in the month in which the Participant attains age 70.

         An unreduced Disability Retirement Benefit, other than a "qualified" Disability Retirement Benefit, commencing before Normal Retirement Age shall be treated as a benefit subject to the limitations of this subsection. A Disability Retirement Benefit is "qualified" only if it (1) is payable under the Plan solely on account of Participant's disability as determined by the Social Security Administration, (2) terminates no later than the Participant's Normal Retirement Age, (3) is not in excess of the benefit amount that would be payable if the Participant had separated from service at Normal Retirement Age, and (4) upon attainment of Early or Normal Retirement Age, the Participant receives a benefit that satisfies the accrual and vesting rules of Code Section 411 (and the corresponding Income Tax Regulations) without taking into account the Disability Retirement Benefit payments made up to that date.

                                    Table II

----------------------------------------------------------------------------------------------------------------------
    Normal Form             Life              Life and           Life and            Life and           Life and
    of Annuity:            Annuity         5-year certain     10-year certain    15-year certain     20-year certain
----------------------------------------------------------------------------------------------------------------------
     Adjustment             1.00                0.97               0.91                0.84               0.78
      Factor:
----------------------------------------------------------------------------------------------------------------------
    Age at which
      benefits
      --------
      commence
      --------

         70                 1.048              1.017               0.954              0.880               0.817
         69                 0.950              0.922               0.865              0.798               0.741
         68                 0.863              0.837               0.785              0.725               0.673
         67                 0.784              0.760               0.713              0.659               0.612
         66                 0.714              0.693               0.650              0.600               0.557
         65                 0.650              0.631               0.592              0.546               0.507
         64                 0.607              0.589               0.552              0.510               0.473
         63                 0.563              0.546               0.512              0.473               0.439
         62                 0.520              0.504               0.473              0.437               0.406
         61                 0.477              0.463               0.434              0.401               0.372
         60                 0.433              0.420               0.394              0.364               0.338
         59                 0.412              0.400               0.375              0.346               0.321
         58                 0.390              0.378               0.355              0.328               0.304
         57                 0.368              0.357               0.335              0.309               0.287
         56                 0.347              0.337               0.316              0.291               0.271
         55                 0.325              0.315               0.296              0.273               0.254

                                   ARTICLE XII
                                   -----------

                           PLAN FUNDING AND INVESTMENT
                           ---------------------------

         12.1     Contributions. Participants are neither required nor permitted
                  -------------
to contribute to the Trust Fund. All Contributions to the Trust Fund for the Employer Plan shall be made by the Employer. The Employer shall establish a funding policy for the Employer Plan and shall make contributions at least sufficient to meet the minimum requirements of the Code and of ERISA. Any funds arising from forfeitures from any source shall be used to decrease future Employer contributions under the Employer Plan and shall not be used to increase the benefits that any Participant would otherwise receive under the Employer Plan.

         12.2     Repayment of Certain Contributions. Except as otherwise
                  ----------------------------------
provided below and in Section 14.2, assets of the Trust Fund attributable to the Employer Plan shall not be used for any purpose other than for the exclusive benefit of Participants and their Beneficiaries, and no assets of the Trust Fund shall at any time revert or be repaid to the Employer, except as follows:

                  (a) If the Commissioner of Internal Revenue determines that the Employer Plan is not initially qualified under the Code, each contribution made incident to the initial qualification by the Employer must be returned to the Employer within one year after the date as of which the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's Federal income tax return for the taxable year in which the Employer Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                  (b) If any contribution by the Employer is conditioned on its deductibility under Section 404 of the Code and all or part of the contribution is not deductible, the portion that is not deductible may be returned to the Employer within one year after it is determined not to be deductible.

                  (c) If a contribution is made by the Employer under a mistake of fact, the portion of the contribution resulting from the mistake of fact may be returned to the Employer within one year after the date of payment.

         The Employer shall direct the Trustee to make a repayment under this Section.

         12.3     Investment of Trust Fund. All contributions with respect to
                  ------------------------
the Employer Plan shall be invested by the Trustee in the Investment Options designated by the Employer by Notice to the Trustee. The Investment Options shall be valued by the Insurer (before January 1, 1992) or by the Trustee (after December 31, 1991) in accordance with the applicable provisions of the Trust, including any group annuity contract entered into by the Trustee and, after December 31, 1991, the Collective Trust.

         The Employer may elect to transfer all or any portion of the amount in the Trust Fund attributable to the Employer Plan from one Investment Option to another Investment Option to the extent that such transfers are permitted before January 1, 1992 under the group annuity contract issued by the Insurer or after December 31, 1991 under (i) the Collective Trust, (ii) the

Trust, (iii) any insurance contract in which Trust assets are invested, and (iv) any contract(s) entered into between ABRA and State Street. Such a transfer shall also be subject to restrictions set forth in the Trust and to rules established by the Trustee. Such transfers shall be made by Notice to the Trustee and shall become effective no later than the first Business Day on or after the later of (i) the day on which Notice to the Trustee is received or
(ii) the date specified in such Notice.

                                  ARTICLE XIII
                                  ------------

                                   AMENDMENTS
                                   ----------

         13.1     Amendments by Employer. Subject to Section 13.3, the Employer
                  ----------------------
may amend the Employer Plan by executing a new Participation Agreement or by attaching a statement to the Participation Agreement setting forth (a) the method by which the Employer Plan will conform to code Section 415 or (b) the method by which the Employer will avoid duplication of minimum contributions or benefits required under Code Section 416. The Employer may also add certain model amendments published by the Internal Revenue Service that specifically provide that their adoption will not cause the Employer Plan to be treated as individually designed.

         If the Employer makes any other amendments to the Employer Plan or substitutes for the Trust another trust to implement the Employer Plan and appoints trustees thereunder, the Employer Plan shall no longer be considered to be a part of the Plan. In that case, no further Employer contributions may be made to the Trust, and, subject to rules established by the Insurer (before January 1, 1992) or the Trustee (after December 31, 1991), the Trustee shall cause to be transferred to such other trust under such plan all assets under the Employer Plan. Before the Trustee will approve any such transfer, the Employer must furnish evidence, satisfactory to the Trustee, that a favorable determination letter either has been or will be issued by the Internal Revenue Service covering the plan as so amended (or that the transferee plan is a standardized plan under an IRS-approved master or prototype retirement plan). The Employer shall furnish the Trustee with a copy of any amendment to the Employer Plan within 30 days after it is adopted.

         13.2     Amendments by ABRA. Subject to Section 13.3, ABRA may amend
                  ------------------
this Plan without the consent of the Employer, provided that ABRA shall not change any of the elections made by any Employer in its Participation Agreement unless such change is necessary for the Plan to continue to meet the requirements for qualification under Code Section 401(a).

         13.3     Prohibited Amendments. An amendment of the Plan or of an
                  ---------------------
Employer Plan (including a change in the actuarial basis for determining option or early retirement benefits) shall not fail to satisfy Section 4.2 and shall not:

                  (a) Reduce the Accrued Benefit of any Participant or reduce any vested right or interest to which any Participant or Beneficiary is then entitled under this Plan (except to the extent permitted under Code Section 412(c)(8));

                  (b)      Eliminate an optional form of benefit under Section
         9.4 with respect to Participants' Accrued Benefits as of the date of amendment;

                  (c) Vest in the Employer any interest in any assets of the Trust;

                  (d) Cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries (except as otherwise provided in Sections 12.2 and 14.2); or

                  (e) Change any of the rights, duties or powers of the Trustee without the Trustee's written consent.

         An amendment that has the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy shall be treated as reducing Accrued Benefits under subsection (a). In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a Social Security supplement or a death benefit (including life insurance).

                                   ARTICLE XIV
                                   -----------

                                PLAN TERMINATION
                                ----------------

         14.1     Termination by Employer. The Employer may terminate the
                  -----------------------
Employer Plan by filing with the Trustee an instrument in writing executed by the Employer. The Employer Plan shall also terminate upon the merger, liquidation or dissolution of the Employer, the death of the Employer if the Employer is a sole practitioner (provided that the person designated by executor or administrator of the estate of the deceased Employer shall be treated as the Employer for the purpose of terminating the Employer Plan), the sale of all or substantially all of the Employer's assets, or a judicial declaration that the Employer is insolvent or bankrupt. However, in any such event arrangements may be made for the Employer Plan to be continued by any successor to the Employer.

         14.2     Distribution of Accrued Benefits. Upon termination or partial
                  --------------------------------
termination of the Employer Plan, the right of each affected Participant to his or her Accrued Benefit at such time shall be fully vested and nonforfeitable. The Trustee shall distribute to each Participant under the Employer Plan his or her Accrued Benefit as soon as administratively feasible after the termination. The Trustee may deal directly with the Participant in all matters relating to his or her benefits. If any assets remain after satisfaction of all liabilities for benefits, any surplus in the Trust with respect to the Employer Plan shall be returned to the Employer unless the Employer formally resolves that the actuarial excess shall be distributed to the Participants. If such actuarial excess is distributed to the Participants, each Participant shall receive a portion in the ratio that the present value of his or her Accrued Benefit bears to the total of the present value of the Accrued Benefits of all Participants, subject to the limitations of Code Section 415. In no event, however, shall any amount be allocated to a Participant under this Section that would cause the Employer Plan to fail to meet the integration requirements of Revenue Ruling 71-446 or the limitations of Section 11.3.

                                   ARTICLE XV
                                   ----------

                     PRESERVATION OF PARTICIPANTS' BENEFITS
                     --------------------------------------

         15.1     Plan Merger, Consolidation or Transfer. No merger or
                  --------------------------------------
consolidation of an Employer Plan with, or transfer of Employer Plan assets or liabilities to, any other plan shall occur unless each Participant would (if such successor plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Employer Plan had then terminated). In the event of a merger, consolidation, or transfer, the Trustee may transfer assets of the Employer Plan to the trustees or funding agent of the successor plan and shall direct such trustees or agent as to the amounts to be credited to the respective accounts, if applicable, of Participants participating in the successor plan. Alternatively, if the Trust is used to fund such successor plan, the Trustee shall continue to hold such assets for the benefit of such Participants in accordance with the terms of the successor plan.

         15.2     Trustee-to-Trustee Transfer. If an Employee who becomes a
                  ---------------------------
Participant has an accrued benefit under a Qualified Plan in which he or she previously participated, the Trustee, upon request of the Participant (or upon the request of the Employer, provided the Qualified Plan in which the Participant previously participated is a plan of such Employer) and with the consent of both the Employer and the employer under such other Qualified Plan, may accept amounts accrued by the Participant under such other Qualified Plan for credit to the Participant's Prior Plan Account under this Plan (provided that the Trustee is assured of the tax-qualified status of the transferor plan). The portion of the transferred amounts that are attributable to employer contributions under such other Qualified Plan shall be credited to the Participant's Prior Plan Account. The portion of the transferred amounts that are attributable to contributions (whether or not elective ) under a cash or deferred arrangement pursuant to Code Section 401(k), or to qualified voluntary employer contributions, shall also be credited to the Participant's Prior Plan Account. The portion of the transferred amounts that are attributable to employee after-tax contributions under such other Qualified Plan shall not be accepted by the Trustee. The Participant shall be fully vested with respect to his or her Prior Plan Account, and shall be entitled to direct the investment of his or her Prior Plan Account as provided in Section 15.5. The Plan Administrator shall determine the conditions under which each transfer under this Section is to be made and shall convey this determination to the Trustee by Notice to the Trustee.

         15.3     Transfer of Employee Accrued Benefit to Another Plan. If a
                  ----------------------------------------------------
Participant terminates employment with the Employer and subsequently becomes a participant in a Qualified Plan maintained by another employer, the Trustee, upon request of the Participant and with the consent of both Employer and such other employer, may transfer the Vested Portion of the lump-sum Actuarial Equivalent of the Participant's Accrued Benefit to such other Qualified Plan in the form a lump sum for credit to such Participant under the other Qualified Plan, provided that the Participant is fully vested under the other Qualified Plan with respect to the Vested Portion of his or her Accrued Benefit that is transferred. Transfer to another Qualified Plan shall not be permitted before the Participant's termination of employment with the Employer and commencement of participation in the subsequent employer's Qualified Plan. The Plan Administrator shall determine the conditions under which each such transfer is to be made.

         15.4     Rollover from Another Plan. A Participant who has received a
                  --------------------------
qualified total distribution (as defined in Code Section 402(a)(5)(E)(i)) under a Qualified Plan may roll over such distribution into this Plan for credit to a Prior Plan Account established for him or her under the Plan. If the rollover is permitted, it may be a direct rollover of the distribution to the Participant within 60 days of its receipt or a rollover of the balance of an IRA (i.e., individual retirement account, individual retirement annuity or individual retirement bond) in which such distribution was separately invested. In either case the Participant shall be required to represent in writing that the rollover satisfies the Code requirements for rollover contributions to Qualified Plans. The Participant shall be fully vested with respect to his or her Prior Plan Account, and shall be entitled to direct the investment of his or her Prior Plan Account as provided in Section 15.5.

         15.5     Prior Plan Accounts. A Participant who has a Prior Plan
                  -------------------
Account under Section 15.2 or Section 15.4 shall be entitled to direct the investment of the funds in his or her Prior Plan Account in the Investment Options to the same extent as, and under the same rules applicable to, the Employer under Section 12.3. A Participant shall receive the benefits attributable to his or her Prior Plan Account in the manner specified in Article IX and at the time specified in the Article governing the appropriate type of Retirement Benefit. However, the Participant need not receive the amount in his or her Prior Plan Account at the same time, nor in the same form, as his or her Retirement Benefit.

                                   ARTICLE XVI
                                   -----------

                              DELEGATION OF POWERS
                              --------------------

         16.1     Delegation of Powers to ABRA and to Trustee. The Employer
                  -------------------------------------------
delegates to ABRA the power to settle all matters relating to the Trustee, including the power to establish a trust or trusts and enter into a trust agreement or agreements with the Trustee, remove the Trustee and to appoint a successor trustee as provided in the Trust, the power to amend the Plan as provided in Section 13.2, the power to interpret the provisions of the Plan, and the power to adopt rules of procedure and regulations that are consistent with the provisions of the Plan and that are deemed appropriate. The powers delegated to ABRA shall be exercised through its Board of Directors or the officer, committee or other person that the Board designates from time to time and shall be exercised only when similarly exercised with respect to all Employers similarly situated who have adopted the Plan. Notice to the Employer of any action taken ABRA in accordance with the powers delegated to it may be given by notice mailed to the Employer or in such other manner as ABRA deems appropriate.

         16.2     Delegation of Powers by Related Employers. Each Related
                  -----------------------------------------
Employer whose Employees are Participants in the Plan shall be deemed to have designated the Employer as its agent with respect to the Plan and all relations with ABRA and the Trustee under Section 16.1.

         16.3     Fees Charged Certain ABA Nonmembers. ABRA charges an annual
                  -----------------------------------
participation fee with respect to each sole practitioner, partner or shareholder of the Employer who is a Participant for each year during which he or she is not member of the American Bar Association but is a Participant in the Plan. The fee shall be treated as an expense of the Trust. ABRA may change the amount of the fee from time to time. However, any such change shall be made effective prospectively only.

                                  ARTICLE XVII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

         17.1     Governing Law. To the extent not superseded by Federal law,
                  -------------
the laws of the State of Illinois shall be controlling in all matters relating to the Plan.

         17.2     Limitation of Participation Rights. The adoption and
                  ----------------------------------
maintenance of the Plan and the Trust by the Employer shall not be construed as giving any Participant or other person any legal or equitable right against the Employer or the Trustee, except as provided in the Plan or in the Trust or as enlarging, modifying or affecting the tenure or terms of employment of any Participant.

         17.3     Allocation of Responsibilities Among Fiduciaries. Each
                  ------------------------------------------------
Fiduciary shall have only those specified powers, duties, responsibilities and obligations as are specifically allocated to it under the Plan. In general, the Board of Directors of ABRA, in addition to having the powers described in
Section 16.1, shall have the sole authority to appoint and remove the Trustee and to amend or terminate, in whole or in part, the Plan and the Trust.

         The Plan Administrator shall have the duties, with respect to the Employer Plan, provided under Section 17.4. In addition, the Plan Administrator shall have the sole responsibility for the administration of the Employer Plan, which responsibility is specifically described in Section 17.4 and in the Trust.

         The Trustee shall have the sole responsibility for the administration of the Trust, which before January 1, 1992 may be delegated in whole or in part to the Insurer, and for the management of the assets under the Trust, which may be delegated in whole or in part to one or more Investment Managers (as defined in Section 3(38) of ERISA), which in turn may or may not be or include the Insurer. The Trustee is responsible only for the Trust assets that the Trustee manages. If the Trustee or ABRA appoints one or more Investment Mangers, the Investment manager shall have the sole responsibility for management of the Trust assets with respect to which it has been appointed. To the extent that Trust assets are allocated to one or more separate accounts of an insurance company, such insurer shall be the Investment Manager with respect to those assets. However, by agreement with the Insurer for all periods ending before January 1, 1992, one or more other persons may be appointed by the Trustee as Investment Manager with respect to all or a portion of such assets. The Insurer (before January 1, 1992) or the Trustee (after December 31, 1991) shall be responsible for the administration of the Plan as is delegated to it by means of an administrative agreement and either a group annuity contract (in the case of the Insurer) or the Collective Trust (in the case of the Trustee), and the Insurer or the Trustee (whichever applies) may by contract further delegate responsibility for the administration of the

Plan to the Actuary. Before January 1, 1992 the Trustee shall have the sole responsibility to select, contract with, review the performance of, and remove the Insurer and any Investment Manager (subject to the terms of applicable agreements). After December 31, 1991, ABRA shall have the sole responsibility to select, contract with, review the performance of, and remove the Trustee (subject to the terms of applicable agreements), while the Trustee and ABRA shall each have the sole responsibility to select, contract with, review the performance of, and remove certain of the Investment Managers (subject also to the terms of applicable agreements).

         The Members shall be responsible for appointing and overseeing the directors of ABRA.

         Each Fiduciary warrants that any direction given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan and Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under the Plan and Trust, and is not required under the Plan or the Trust to inquire into the propriety of any such direction, information or action, except that each Fiduciary shall not be relieved from liability for a breach of fiduciary responsibility by a co-Fiduciary under ERISA Section 405(a). It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and Trust.

         17.4     Plan Administrator. With respect to the Employer Plan, the
                  ------------------
Plan Administrator shall exercise such authority and responsibility as it deems appropriate to comply with ERISA and governmental regulations issued thereunder relating to:

                  (a)      Reports and notifications to Participants;

                  (b) Reports to and registration with the Internal Revenue Service;

                  (c)      Annual reports to the United States Department of
         Labor; and

                  (d)      Any other actions required by ERISA or the Plan.

                           In addition to the foregoing, the Plan Administrator
                  shall have the duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

                  (e) To construe and interpret the Employer Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                  (f) To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits consistent with the Plan and Trust:

                  (g) To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Employer Plan, and to distribute appropriate information regarding the Investment Options (to Participants who have Prior Plan Accounts); and

                  (h) To receive from Participants such information as shall be necessary for the proper administration of the Employer Plan and Trust.

         The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility under the Plan.

         17.5     Indemnification of ABRA Directors and Pre-1992 Trustees. The
                  -------------------------------------------------------
members of the Board of Directors of ABRA ("Directors") and each individual Trustee (before January 1, 1992) shall be indemnified by ABRA for all liability, joint or several, for their acts and omissions and for the acts and omissions of their agents in the administration and operations of the Plan and Trust. The Directors and the pre-1992 Trustees shall also be indemnified by ABRA against all costs and expenses reasonably incurred by them in connection with the defense of any action, suit or proceeding in which they may be made party defendants by reason of their being or having been Directors or Trustee, whether or not then serving as such , including the cost of reasonable settlements (other than amount paid to ABRA) made to avoid costs and litigation and payment of any judgment or decree entered in such action, suit or proceeding. ABRA shall not, however, indemnify any Director or pre-1992 Trustee with respect to any act not undertaken in good faith and in a manner reasonably believed by such individual to be in, or not opposed to, the best interests of the Plan and Trust and the Participants (unless such individual is successful, on the merits or otherwise, in the defense of such action, suit or proceeding, in which he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense), or with respect to the cost of any settlement unless the settlement has been approved by a court of competent jurisdiction. The right of indemnification shall not be exclusive of any other right to which the Directors or pre-1992 Trustees may be legally entitled and it shall inure to the benefit of any designated representative of such individual.

         17.6     Claims Procedure. The Employer shall notify in writing any
                  ----------------
Participant or Beneficiary whose claim for benefits under the Plan has been denied, either wholly or in part, setting forth the specific reasons for such denial in a manner calculated to be understood by the Participant or Beneficiary. Such notice shall be furnished to the Participant or Beneficiary within 60 days of the denial and shall provide that, within 60 days after its receipt, the Participant or Beneficiary may apply to the Employer for a full and fair review of the decision denying the claim.

         17.7     Nontransferability of Benefits. Except as otherwise required
                  ------------------------------
by applicable Federal law, no right or interest of any Participant or Beneficiary in the Plan or in his or her benefits under the Plan shall be assignable or transferable in any manner, subject to any lien, or liable for (or subject to) any obligation or liability of any person. The preceding sentence shall not apply to any benefit payable with respect to a Participant in accordance with a Qualified Domestic Relations Order.

         17.8     Employer Right to Rehire Retired Participants. The Employer
                  ---------------------------------------------
shall have the right at any time to rehire any retired Participant. Section 4.4 shall govern the effect of reemployment on the calculation and payment of the Participant's Retirement Benefit.

         17.9     Rules Governing Forms of Payment. All forms of payment under
                  --------------------------------
the Plan are subject (a) to the terms of the group annuity contract issued by the Insurer, or of any agreement under such contract to provide annuity benefits (for all annuity payments begun before January 1, 1992), or (b) to the terms of the Collective Trust, the Trust, any insurance contract in which Trust assets are invested and any contract(s) entered into between ABRA and State Street (for all annuity payments that begin after December 31, 1991). In the event of any inconsistency or contradiction between the terms of (i) the group annuity contract, the Collective Trust, the Trust, any insurance contract in which Trust assets are invested or any contract(s) entered into between ABRA and State Street and (ii) the terms of the Plan, the terms of the Plan shall control. Any certificate of annuity or annuity contract purchased for and issued or delivered to a Participant or Beneficiary shall be nontransferable, except by surrender to the issuing insurance company, and shall comply with the requirements of the Plan.

         17.10    Reinstatement of Forfeited Benefit Upon Claim. If the benefit
                  ---------------------------------------------
of a Participant or Beneficiary is forfeited because the Participant or Beneficiary cannot be found, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary.

         17.11    Failure of Employer Plan to Qualify. If an Employer Plan fails
                  -----------------------------------
to attain or retain qualification, the Employer Plan shall no longer participate in the Plan (which is a master plan) and shall instead be considered an individually designed plan, and the funds of the Employer Plan will be removed from the Trust as soon as administratively practicable.

         17.12    Payment of Expenses. All reasonable costs, fees, and expenses
                  -------------------
incurred in connection with the administration and operation of the Trust, as such expenses are allocated to the Employer Plan, shall be paid out of the Trust assets allocable to the Employer Plan unless paid by the Employer. Such expenses shall include fees for legal, accounting, or investment services rendered to the Trustee, charges payable under any group annuity contract or funding agreement entered into by the Trustee, enrollment, recordkeeping, administration, and other fees (including, but not limited to, any termination fees) payable in accordance with the terms of any agreement entered into between ABRA and either the Insurer or the Trustee pertaining to the Trust and the Employer Plan. Until paid, the administrative expenses shall constitute a liability of Trust. However, the Employer may reimburse the Trust for any administrative expenses described above. Any administrative expense paid to the Trust as a reimbursement shall not be considered an Employer contribution to the Plan.

         17.13    Military Service. Notwithstanding any provision of the Plan to
                  ----------------
the contrary, effective December 12, 1994, benefits and service credit hereunder with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                  ARTICLE XVIII
                                  -------------

                    LIMITATION ON EARLY TERMINATION BENEFITS
                    ----------------------------------------

         18.1     Temporary Restrictions on Pensions. Before the date as of
                  ----------------------------------
which the pre-termination restrictions in Section 18.8 are effective, if a Participant's anticipated annual pension exceeds $1,500 and the Participant was among the 25 highest-paid employees of the Employer on the date as of which the Employer Plan was established, the limitations set forth in Sections 18.2 through 18.7 shall apply to the Participant, provided further that:

                  (a) The Employer Plan is terminated within 10 years after the date as of which it was established;

                  (b) The pension of the Participant becomes payable within such 10-year period; or

                  (c) If Code Section 412 (without regard to Section 412(h)(2)) does not apply to the Plan, the benefits of the Participant become payable after the Employer Plan has been in effect for 10 years, and the full current costs of the Employer Plan for the first 10 years have not been funded.

         18.2     Amount of Restricted Pension. Employer contributions that may
                  ----------------------------
not be used for the benefit of a Participant described in Section 18.1 shall not exceed the greater of $20,000, or 20% of the first $50,000 of the Participant's Compensation multiplied by the number of years between the date of the establishment of the Employer Plan and:

                  (a) If Section 18.1(a) applies, the date of the termination of the Employer Plan;

                  (b) If Section 18.1(b) applies, the date on which the benefits become payable; or

                  (c) If Section 18.1(c) applies, the date of the failure to meet the full current costs.

         18.3     Effect of Amendment to Increase Benefits. If the Employer Plan
                  ----------------------------------------
is amended to increase the benefits actually payable in the event of subsequent termination of the Employer Plan or of the subsequent discontinuance of contributions under the Employer Plan, then Sections 18.1 through 18.7 shall apply to the Employer plan as amended as if it were a new Employer Plan established of the date of the amendment. The original group of 25 employees (as described in Section 18.1) will continue to have the limitations in Section 18.2 apply as if the Employer Plan had not been amended.

         The restrictions relating to the amendment of the Employer Plan should apply to benefits or funds for each of the 25 highest-paid employees on the effective date of the amendment, except that the restrictions need not apply with respect to any employee in the group for whom the normal annual pension or annuity provided by Employer contributions before that date and during the ensuing 10 years, based on his or her rate of Compensation on that date, could not exceed $1,500.

         The Employer contributions that may be used for the benefit of the new group of 25 employees will be limited to the greater of:

                  (a) The Employer's contributions (or funds attributable to the contributions) that would have been applied to provide benefits for him or her if the Employer Plan had been continued without amendment;

                  (b)      $20,000;

                  (c) The sum of (i) the Employer's contributions (or funds attributable to the contributions) that would have been applied to provide benefits for him or her if the Plan had been terminated on the day before the effective date of the amendment, and (ii) an amount computed by multiplying the number of years for which the current costs of the Plan after the date have been met by (A) 20% of his or her annual Compensation, or (B) $10,000, whichever is smaller.

                  (d) If the Participant is a substantial owner as defined in Section 4022(b)(5) of ERISA, the dollar amount equal to the present value of the benefit guaranteed for the Participant under Section 4022 of ERISA (or the amount that would been guaranteed if the Employer Plan terminated on the day the benefits commence); or

                  (e) If the Participant is not a substantial owner as described in Section 4022(b)(5) of ERISA, the dollar amount equal to the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Employer Plan terminates or the date the benefits commence), without regard to any other limitations in Section 4022 of ERISA.

For purposes of this Section, the present value of any benefit shall be determined in accordance with PBGC regulations.

         18.4     Payments in Excess of Restricted Pension. The limitations of
                  ----------------------------------------
Sections 18.1 through 18.7 may be exceeded for the purpose of making current pension payments to former Participants who would otherwise be subject to restriction, provided that:

                  (a) The contributions that may be used for a former Participant in accordance with these restrictions are applied to provide either a level amount of pension in a Single Life Annuity for such Participant, or a level amount of pension in an optional form of payment;

                  (b) The pension provided is supplemented by monthly payments to the extent necessary to provide the full pension in a Single Life Annuity; and

                  (c) Such supplemental payments are made only if the full current costs of the Plan have been met or if the aggregate of such supplemental payments for all such former Participants does not exceed the aggregate Employer contributions already made under the Plan in the year then current.

         18.5     Distributions Incident to Employer Plan Termination. If, as of
                  ---------------------------------------------------
the date the Employer Plan terminates, the value of all assets attributable to the Employer Plan is not less than the present value of all Accrued Benefits under the Employer Plan (whether or not nonforfeitable), distributions of assets to each Participant equal to the present value of the

Participant's Accrued Benefit will not be discriminatory if the formula for computing benefits as of the date of termination is not discriminatory. All present values and the value of assets of the Employer Plan shall be computed by using assumptions satisfying ERISA Section 4044. Upon the occurrence of this situation, the treatment of the amount by which the value of Employer Plan assets exceeds the present value of Accrued Benefits (whether or not nonforfeitable) shall be governed by Section 14.2.

         18.6     Other Permitted Distributions. Notwithstanding the otherwise
                  -----------------------------
applicable restrictions of Sections 18.1 through 18.7, a Participant's otherwise restricted benefit may be distributed in full upon depositing with an acceptable depository property having a fair market value equal to 125% of the amount that would be repayable had the Employer Plan terminated on the date of the single-sum distribution. If the market value of the property held by the depository falls below 110% of the amount that would be repayable if the Employer Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125% of such amount shall be deposited.

         18.7     Termination of Restrictions. The limitations of Sections 18.1
                  ---------------------------
through 18.6 shall automatically become inoperative and of no effect upon a ruling (or other official pronouncement of general applicability) by the Internal Revenue Service, by any other governmental agency entitled to rule on such matters, or by any court of competent jurisdiction, that the limitations are not required.

         18.8     Post-1993 Restrictions. In the event of Employer Plan
                  ----------------------
termination, the benefit of any "highly compensated active or former employee" (within the meaning of Code Section 414(q)) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). For Plan Years beginning after December 31, 1993, benefits distributed to any of the 25 most highly compensated active and former highly compensated employees with the greatest Compensation in the current or any prior year shall be restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the employee under a Single Life Annuity that is the Actuarial Equivalent of the sum of the employee's Accrued Benefit, the employee's other benefits under the Employer Plan (other than a Social Security supplement, within the meaning of Income Tax Regulations Section 1.411(a)-7(c)(4)(ii)), and the amount that the employee is entitled to receive under a Social Security supplement.

                  The preceding paragraph shall not apply if (i) after payment of the benefit to such an employee the value of Employer Plan assets equals or exceeds 110% of the value of current liabilities (as defined in Code Section 412(1)(7)), (ii) the value of the benefits for such an employee is less than 1% of the value of current liabilities before distribution, or (iii) the value of the benefits payable under the Employer Plan to such an employee does not exceed $3,500.

                  For the purposes of this Section, "benefit" includes loans in excess of the amount described in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

                  An employee's otherwise restricted benefit may be distributed in full to the affected employee if, before receipt of the restricted amount, the employee enters into a written agreement with the Plan Administrator to secure repayment to the Employer Plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the employee (accumulated with reasonable interest) over the amounts that could have been distributed to the employee under a Single Life Annuity (accumulated with reasonable interest). The employee may secure repayment of the restricted amount upon distribution by (i) entering into an agreement for promptly depositing in escrow with an acceptable depositary property having a fair market value equal to at least 125% of the restricted amount, (ii) providing a bank letter of credit in an amount equal to at least 100% of the restricted amount, or (iii) posting a bond equal to at least 100% of the restricted amount. If the employee elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds.

                  The escrow arrangement may provide that an employee may withdraw amounts in excess of 125% of the restricted amount. If the market value of the property in an escrow account falls below 110% of the remaining restricted amount, the employee must deposit additional property to bring the value of the property held by the depositary up to 125% of the restricted amount. The escrow arrangement may provide that the employee may have the right to receive any income from the property placed in escrow, subject to the employee's obligation to deposit additional property, as set forth in the preceding sentence.

                  A surety or bank may release any liability on a bond or letter of credit in excess of 100% of the restricted amount. If the Plan Administrator certifies to the depositary, surety or bank that the employee (or the employee's estate) is no longer obligated to repay any restricted amount, a depositary may redeliver to the employee any property held under an escrow agreement, and a surety or bank may release any liability on an employee's bond or letter of credit.

                                   ARTICLE XIX
                                   -----------

                                DIRECT ROLLOVERS
                                ----------------

         19.1     General Rule. This Article applies to distributions made on or
                  ------------
after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         19.2     Definitions.
                  -----------

                  (a)      Eligible Rollover Distribution: An Eligible Rollover
                           ------------------------------
         Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b)      Eligible Retirement Plan: An Eligible Retirement Plan
                           ------------------------
         is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (c)      Distributee: A Distributee includes an Employee or
                           -----------
         former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

                  (d)      Direct Rollover: A Direct Rollover is a payment by
                           ---------------
         the Plan to the Eligible Retirement Plan specified by the Distributee.

           As approved by Internal Revenue Service on January 25, 2002

                        AMERICAN BAR ASSOCIATION MEMBERS
                          DEFINED BENEFIT PENSION PLAN
                          ----------------------------

                  Standardized Participation Agreement DBNI 001
                  ---------------------------------------------

Complete this form to adopt a standardized and nonintegrated defined-benefit pension plan under the American Bar Association Members Defined Benefit Pension Plan (the "Plan") and its related trust. Please read the instructions before completing the form. (Your adoption of the Plan with this participation agreement is called the "Employer Plan.") An Employer that adopts this participation agreement will not have to submit the plan to the IRS for approval.

Please type or print clearly with a pen.

1.       The Employer Plan shall be known as the "______________________________
         ____________ Defined Benefit Pension Plan" (enter name of practice in blank) and shall be designated Plan Number ____________ (e.g., 101, 102 or 103).

2.       Practice Address: ____________________________________________________
         ______________________________________________________________________

         Name of Employer Plan contact: _______________________________________.
         Business telephone number: ___________________________________________.

3.       The practice is

               3.1_____ incorporated (date of incorporation: _____________ ______). C or S corporation: ____________________.

               3.2_____      partnership

               3.3_____      sole proprietorship

4.       Employer Tax Identification Number: __________________________________.

5.       The Effective Date of the Employer Plan shall be _____________________.

6. The Effective Date of this Amendment shall be _________________________ or, with regard to any particular provision of the Employer Plan, any earlier date specified in the Employer Plan as the date as of which such provision shall be effective, provided, however, that the changes made to the Plan pursuant to Section 11.2 of the Plan shall be effective for Plan Years beginning on or after January 1, 1995 unless provided otherwise.

7. The Plan Year and Limitation Year are identical to each other and are both the calendar year or, if selected below, the Plan Year and Limitation Year are both the following:

               7.1_____ The twelve-month period beginning on _____________ and ending on____________.

         NOTE: If the Employer adopts the Plan to amend or replace a Preexisting Plan under Section 1.3 of the Plan and selects Option 7.1 above, the twelve-month period identified at Option 7.1 must be the same as the plan year of the Preexisting Plan.

         NOTE: A written resolution must be adopted by the Employer if the Plan Year and Limitation Year are other than the calendar year. The Limitation Year must be identical for all Qualified Plans of the Employer.

8. Other Plans - Does the Employer currently maintain (or has the Employer ever maintained) one of the following:

               8.1_____ Another plan that is "qualified" under the Internal Revenue Code (other than a standardized plan under basic plan document no. 01, the American Bar Association Members Retirement Plan).

               8.2_____ A "welfare benefit fund" under Code Section 419(e) that provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3).

               8.3_____ An "individual medical account" under Code Section 415(1)(2).

         If the answer to any of these is yes, the Employer must use one of the two nonstandardized participation agreements (02-003 or 02-004) to adopt the Plan, rather than this standardized participation agreement.

9.       The Entry Date(s) of the Plan:

               9.1______     shall be the first Entry Date.

               9.2______     shall be the second Entry Date.

         (The Entry Date(s) may not postpone entry into the Plan later than the earlier of (a) the first day of the Plan Year beginning after the date on which an Employee satisfies the requirements of Section 10 below, or
         (b) the date 6 months after the date such requirements were satisfied. In no event shall the Entry Dates be more than 6 months apart.)

10. Eligibility Requirements - To be eligible to become a Participant, an Employee must, as of any Entry Date:

               10.1_____     have completed _________ (not to exceed two) Years
                             of Eligibility Service since the date on which an Hour of Service was first performed. NOTE: If this Option 10.1 is for more than one Year of Eligibility Service, Option 14.1 must also be elected.

               10.2_____     have attained age _______(age nearest birthday; not
                             to exceed age 21).

         For purposes of this Section 10, the term "Employee" shall include all Employees of this Employer and any other employer aggregated with this Employer under Internal Revenue Code Section 414(b), (c), (m) or (o) and Leased Employees of any such Employer.

11. Compensation shall mean total Compensation as specified in the Plan which is paid to an Employee during the:

               11.1_____     Plan Year;

               11.2_____     Calendar year ending with or within the Plan Year,
                             provided, however, that if the Employee's date of hire is less than twelve months before the end of a calendar year, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends; or

               11.3_____     12-consecutive-month period ending each
                             ______________, provided, however, that if the Employee's date of hire is less than twelve months before the end of a particular 12-consecutive-month period, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends.
                             This period must end with or within the Plan Year, and must be applied uniformly to all Participants.

12.      Normal Retirement Age shall mean one of the following:

               12.1_____     Age____________ (not to exceed age 65); or

               12.2_____     The later of age _____(not to exceed age 65) or the
                             _____(not to exceed 5th) anniversary of the "participation commencement date." If , for Plan
                             Years beginning before January 1, 1988, Normal
                             Retirement Age was determined with reference to the anniversary of the participation commencement date (more than five but not exceeding
                             10 years), the anniversary date for Participants who first commenced participation under the Employer Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (i) the 10th anniversary of the participation commencement date (or such anniversary as had been elected by the Employer, if less than 10) or (ii) the fifth anniversary of the first day of the first
                             Plan Year beginning on or after January 1,1988. The
                             "participation commencement date" is the first day of the first Plan Year in which the Participant commenced participation in the Employer Plan.

13. Early Retirement Age shall mean the age at which a Participant attains age _____ and has at least _____Years of Credited Service.

14.      Vesting - Select one of the following vesting schedules (see Option
         10.1 regarding the effect of the choice for that Option on the election in this Option):

               14.1_____     Schedule A: 100% vesting beginning after a two-year
                             Period of Vesting Service.

               14.2_____     Schedule B: 20% after a two-year Period of Vesting
                             Service and 20% for each additional one-year Period of Vesting Service.

               14.3_____     Schedule C: 100% vesting beginning after a
                             three-year Period of Vesting Service.

               14.4_____     Schedule D: based on the Period of Vesting Service
                             after each additional year:

                             1_____                        4_____(at least 60%)
                             2_____ (at least 20%)         5_____(at least 80%)
                             3_____ (at least 40%)         6_____100%

               14.5_____     Schedule E: 100% at all times

         In determining a Participant's Period of Vesting Service, service before the Effective Date of the Employer Plan is disregarded unless the following Option is selected:

               14.6_____     Service before the Effective Date shall be
                             considered in determining a Participant's Period of Vesting Service.

15. Hours of Service are to be calculated according to the following method:

               15.1_____     One hour for each Hour of Service.

               15.2_____     10 hours for each day in which at least one Hour of
                             Service is credited.

               15.3_____     45 hours for each week in which at least one Hour
                             of Service is credited.

               15.4_____     90 hours for each two-week period in which at least
                             one Hour of Service is credited.

               15.5_____     95 hours for each semi-month period in which at
                             least one Hour of Service is credited.

               15.6_____     190 hours for each month in which at least one Hour
                             of Service is credited.

16. To accrue an additional Year of Eligibility Service and Year of Participation, an Employee must be credited with at least 1,000 Hours of Service during the period specified in the Plan. However, if Option
         16.1 is selected, the number of Hours of Service required shall be reduced to the number specified as follows:

               16.1_____     The number of Hours of Service necessary to be
                             credited with a Year of Eligibility Service and a Year of Participation is _____________(not more than 1,000).

17.      Normal Retirement Benefit Formula shall mean:

               17.1 Nonintegrated Flat Percentage Benefit:

                    ______% of Average Annual Compensation reduced pro-rata for each Year of Credited Service less than 25 years.

18.      Credited Service

               18.1_____     Credited Service shall include all Service before
                             the Effective Date of the Employer Plan; or

               18.2_____     Credited Service shall include only Service from
                             and after the Effective Date of the Employer Plan.

19. In calculating a Participant's Accrued Benefit, the fraction described in Section 2.2 of the Plan shall be calculated by using the Participant's Years of Credited Service with the Employer from the later of his date of hire or ______________ (which shall not be later than the Effective Date of the Employer Plan) as set forth in Section 2.2(b) of the Plan.
                                       5

20.      Average Annual Compensation shall be based on:

                             Highest consecutive __________ (three, four or five) Years of Credited Service.

21.      Normal Form of Annuity shall be:

               21.1_____     Single Life Annuity; or

               21.2_____     Life Annuity with a guaranty of a minimum of _____
                             (60, 120, 180 or 240) monthly payments.

22. Actuarial Equivalent - Except as provided in Section 9.5 of the Plan, for the purpose of establishing the Actuarial Equivalent, benefit payments shall be discounted only for mortality and interest based on the following:

               22.1_____     Interest Rate:___________%.

               22.2_____     Post-retirement Mortality Table: UP84 with __%
                             interest.

               22.3_____     The "applicable interest rate" and "applicable
                             mortality table" as described in Section 9.5 of the Plan.

               22.4_____     Other _______________________________.

23. Lump Sum Distributions - The provisions of Section 9.5 of the Plan relating to the applicable interest rate and the applicable mortality table shall apply to distributions in Plan Years beginning on or after __________ (this date must be no later than January 1, 2000).

24. Stability Period - For purposes of determining the applicable interest rate for purposes of Section 9.5 of the Plan, the stability period is:

               24.1______    one calendar month

               24.2______    one Plan Year quarter

               24.3______    one calendar quarter

               24.4______    one Plan Year

               24.5______    one calendar year

         NOTE: If a stability period other than one Plan Year, or a lookback month (under Section 25 below) other than the first or second calendar month preceding the first day of the stability period, is chosen, or if the Preexisting Plan was not maintained in the form of a plan under the ABRA Members Defined Benefit Pension Plan, certain rules described in
         Section 9.5 of the Plan may apply for purposes of determining lump sum benefit amounts until after the twelfth month following the adoption of this Participation Agreement.

25. Lookback Month - For purposes of determining the applicable interest rate for purposes of section 9.5 of the Plan, the lookback month relating to the stability period is the:

               25.1______    first calendar month preceding the first day of the
                             stability period

               25.2______    second calendar month preceding the first day of
                             the stability period

               25.3______    third calendar month preceding the first day of the
                             stability period

               25.4______    fourth calendar month preceding the first day of
                             the stability period

               25.5______    fifth calendar month preceding the first day of the
                             stability period

26. Small Benefit Distributions - Section 9.5 of the Plan provides that vested Accrued Benefits with a present value of not more than a certain amount are required to be distributed in a single lump sum payment. Until the effective date specified in Option 26.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $3,500. After the effective date specified in Option 26.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $5,000.

               26.1 The effective date for increasing from $3,500 to $5,000 the present value of vested Accrued Benefits required to be distributed in a single lump sum payment is _______.

27.      Predecessor Employer - Service with the following Predecessor Employer
         (s):

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         shall be counted for purposes of:

               27.1_____     Years of Eligibility Service.

               27.2_____     Period of Vesting Service.

               27.3_____     Years of Credited Service.

28. Coordination of Limits - If the Employer has also adopted a standardized form of the American Bar Association Members Retirement Plan as a Paired Plan, the minimum benefit or contribution requirements of Code Section 416(c) shall be satisfied in one of the following ways:

               28.1_____     Provide Top-Heavy Minimum in Each Plan. Under this
                             --------------------------------------
                             Option 28.1, the Employer agrees separately to satisfy the top-heavy minimum benefit rules of
                             Section 5.3 of the Plan and the top-heavy minimum contribution rules of the ABA --- Members
                             Retirement Plan, regardless of whether Participants in the Plan also participate in the Employer's plan under the ABA Members Retirement Plan. This Option
                             28.1 will apply unless the Employer elects and complies with Option 28.2.

               28.2_____     Provide Top-Heavy Minimum in One Plan. Under this
                             -------------------------------------
                             Option 28.2, the Employer designates the following plan as the plan under which the top-heavy minimum will be made:

                             28.2.1_____  The minimum benefit rules of Section
                                          5.3 of the Plan; or

                             28.2.2_____  The minimum contribution rules of the
                                          ABA Members Retirement Plan.

                             To be eligible for this Option 28.2 , the Employees who are eligible to participate in the Employer Plan must be identical to the employees who are eligible to participate in the Employer's plan under the ABA Members Retirement Plan. Accordingly, the Employer must make elections under this Plan concerning participation and coverage of Employees that are identical to the corresponding elections made by the Employer under the ABA Retirement Plan.

29.      Compensation - Compensation means all of each Participant's:

               29.1_____     "Wages, Tips and Other Compensation" reported on
                             Form W-2.

               29.2_____     Income tax withholding wages.

               29.3_____     415 safe-harbor compensation.

         For purposes other than applying the limitation of Section 11.2 of the Plan, Compensation shall include any election deferral (as described in Code Section 402(g)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125, 457 or 132(f)(4), but by reason of

         Code Section 132(f)(4) only for Plan Years beginning after December 31, 2000 or the earlier date chosen below:

               29.4____      December 31, 1997

               29.5____      December 31, 1998

               29.6____      December 31, 1999

         For purposes of applying the limitations of Section 11.2 of the Plan, Compensation shall include any elective deferral (as defined in Code
         Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125 or 457, but only for Limitation Years beginning after December 31, 1997, or by reason of Code Section 132(f)(4), but only for Limitation Years beginning after December 31, 2000 or the earlier date chosen below:

               29.7____      December 31, 1997

               29.8____      December 31,1998

               29.9____      December 31, 1999

30. (a) Highly Compensated Employee top 20% group election - An Employee other than a 5% owner shall be a Highly Compensated Employee for each of the Plan Years chosen below only if, in addition to receiving Compensation during the prior Plan Year (or calendar year beginning during the prior Plan Year if the election in Option 30(b) below is made for the Plan Year) in excess of $8,000 (as adjusted for increases in the cost of living) as described in Section 2.38 of the Plan, the Employee was also in the top 20% of employees for the prior Plan Year (or calendar year beginning during the prior Plan Year if elected in Option 30(b)) as described in Section 2.38 of the Plan:


               30.1_____     the Plan Year beginning during 1997

               30.2_____     the Plan Year beginning during 1998

               30.3_____     the Plan Year beginning during 1999

               30.4_____     the Plan Year beginning during 2000

               30.5_____     the Plan Year beginning during 2001

               30.6_____     each of the Plan Years beginning during or after
                             2002

         (b) Highly Compensated Employee calendar year election available to any Plan with a Plan Year other than the calendar year - For each of the Plan Years chosen below, the determination of whether an Employee other than a 5% owner is a Highly Compensated Employee as described in
         Section 2.38 will be based on whether the Employee received Compensation above a specified amount and, if elected by the Employer pursuant to Option 30(a) above, was in the top 20% group, for the calendar year beginning during the prior Plan Year rather than based on whether the Employee received Compensation above a specified amount and, if elected, was in the top 20% group during the prior Plan Year:

               30.7_____     the Plan Year beginning during 1997

               30.8_____     the Plan Year beginning during 1998

               30.9_____     the Plan Year beginning during 1999

               30.10_____    the Plan Year beginning during 2000

               30.11_____    the Plan Year beginning during 2001

               30.12_____    each of the Plan Years beginning during or after
                             2002

31. Required Beginning Date - Distribution of a Participant's entire interest shall commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 ("Age 70 1/2 Required Beginning Date") unless the Employer elects Option 31.1 below ("Delayed Required Beginning Date") or Option 31.2 below ("Optional Delayed Required Beginning Date"):

               31.1_____     Delayed Required Beginning Date: If this option is
                             elected, effective as of __________________, with respect to Participants who continue in employment after attaining age 70 1/2and who are not 5% owners, distribution of such Participant's entire interest shall commence no later than April 1 of the calendar year in which the Participant terminates Service. NOTE: If the preexisting Plan used the Age 701/2Required Beginning Date, this
                             Option 31.1 cannot be elected later than the last date of the remedial amendment period that applies to the Preexisting Plan for changes under the Small
                             Business Job Protection Act of 1996 (which, in the case of a Preexisting Plan maintained on or before December 31, 2000 in the form of a standardized or nonstandardized defined benefit pension plan under the ABRA Members Defined Benefit Pension Plan, shall be no earlier than January 25, 2003). Other
                             Preexisting Plans may have earlier deadlines for electing this Option 31.1. If this Option 31.1 is elected, see Section 9.7(a) of the Plan regarding elections that must be provided to Participant's attaining age 701/2prior to the end of the Plan Year during which this amendment is adopted.

               31.2_____     Optional Delayed Required Beginning Date: If this
                             Option is elected, effective as of
                             _________________, with respect to Participants who continue in employment after attaining age 701/2and who are not 5% owners, distribution of such Participant's interest shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 701/2or at such Participant's election shall commence no later than April 1 of the calendar year following the calendar year in which the Participant terminates Service.

         If Option 31.1 or Option 31.2 above is elected, the Employer may also elect that Participants who attained age 70 1/2 in years prior to 1997 and commenced receiving distributions prior to termination of employment may elect to stop receiving distributions until employment terminates, at which time distributions will recommence.

               31.3______    The Employer elects that Participants who have
                             commenced receiving distributions prior to termination of employment may elect to stop receiving distributions as described above.

         If Option 31.3 above is elected, the Employer must elect whether a new Annuity Starting Date will occur upon recommencement of benefits upon the Participant's termination of employment. Such a new Annuity Starting Date will occur unless the Employer elects Option 31.4 below.

               31.4______    A new Annuity Starting Date will not occur upon
                             such recommencement of benefits.

32. (a) Repeal of Code Section 415(e) Limitation- The combined plan limitation of Code Section 415(e), which limits the total benefits a Participant can receive under this Plan and any defined contribution plan of the Employer, was repealed effective for Limitation Years beginning on or after January 1, 2000. Nonetheless, the Employer can elect that Code Section 415(e) and such limitation continue to apply, but the Employer must use one of the two nonstandardized participation agreements (02-003 or 02-004) to adopt the Plan, rather than this standardized participation agreement.

         (b) Benefit Increases Due to Repeal of Code Section 415(e) - Benefit increases resulting from the repeal of Code Section 415(e) and the combined plan limitation will be provided to all current and former Participants (with benefits previously restricted by such limitation) who have an accrued benefit under the Plan immediately before the first Limitation Year beginning on or after January 1, 2000 unless Option 32.1 below is elected by the Employer.

               32.1_____     Benefit increases resulting from the repeal of Code
                             Section 415(e) and the combined plan limitation will only be provided to employees participating in the Plan who have at least one Hour of Service after the first day of the first Limitation Year beginning on or after January 1, 2000.

33. (a) RPE '94 Final Implementation Date - If the Plan was adopted and in effect before December 8, 1994 and satisfied the requirements of Code
         Section 415 as of such date, the RPA '94 Final Implementation Date (to which Section 11.2(f) of the Plan refers) is the first day of the first Limitation Year beginning on or after January 1, 2000 or, if the Employer elects, the earlier date designated below:

               33.1_____     Designate the later of the dates a Plan amendment
                             applying the changes to Code Section 415(b)(2)(E) made by the Uruguay Round Agreements Act was adopted or made effective (but not later than the first day of the first Limitation Year beginning on or after January 1, 2000):________________

         (b) RPE '94 Old Law Benefits - If a Participant has a RPA '94 Old Law Benefit (as defined in Section 11.2(d)(15) of the Plan), the method used to determine whether the Participant's benefit exceeds the limitations of Section 11.2 of the Plan after the RPA '94 freeze date (as defined in that Section) shall be the following method designated below:

               33.2 _____ Method one

               33.3 _____ Method two

               33.4 _____ Method three

                                    * * * * *

Please read the following important information carefully:

Sign and date the Participation Agreement and retain a copy for your records. Send the completed Agreement to the American Bar Association Members Retirement Program, Box 9109, Boston, Massachusetts 02209. If you have any questions concerning the Participation Agreement or the Plan, please call a customer service representative at (800) 348-2272. Failure to complete the Participation Agreement properly could result in disqualification of the Employer Plan. This Participation Agreement may be used only in connection with basic plan document no. 02 (the American Bar Association Members Defined Benefit Pension Plan).

The Employer, if unincorporated, acknowledges receipt of a current Prospectus and familiarity with its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the ABA or a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "employer" in the Plan).

The Employer as Plan Administrator will fulfill the reporting and disclosure requirements of the Internal Revenue Service and the Department or Labor. The Employer acknowledges that ABRA, the Trustees and their designated agents shall not have any liability for actions taken on the basis of information provided to them by the Employer. ABRA will advise the Employer of any amendments made to the Plan or of the discontinuation or abandonment of the Plan.

If the Employer is a member of an affiliated service group, a controlled group of corporations or a group of businesses under common control, the Employer represents that all employees of all members of that group are included in the Employer Plan.

The Employer may rely on the opinion letter issued to the Trustees by the National Office of the Internal Revenue Service Secretary as evidence that the Employer Plan is qualified under Code Section 401 except to the extent provided by Revenue Procedure 2000-20, 2000-6 I.R.B. 553 and Internal Revenue Service Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Section 401(a)(26) that apply to prior benefit structures. If the Employer has ever maintained or later adopts any plan (including any welfare benefit fund under Code Section 419(e) that provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3), or any individual medical account under Code Section 415(1)(2)) in addition to the Employer Plan (other than standardized forms of the American Bar Association Members Retirement Plan and/or the American Bar Association Members Defined Benefit Pension Plan, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Sections 415 and 416. In addition, the Employer might not be entitled to rely on such opinion letter in certain other circumstances, which are specified in the opinion letter issued for this Participation Agreement or in section 6 of Revenue Procedure 2000-20 (as amended) and Announcement 2001-77.

If the Employer wishes to obtain reliance with respect to the requirements of Code Section 401(a)(26) that apply to prior benefit structures, or if the Employer that adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Code Section 415 and 416, or if the Employer is not entitled for other reasons to rely on the opinion letter and wishes assurance that the Employer Plan is qualified, the Employer must apply for a determination letter from the Employee Plans Determinations office of the Internal Revenue Service.

The Employer understands that ABRA has received from the Internal Revenue Service favorable opinion letters for the Plan, and from time to time must revise the Plan, the

Participation Agreement or both to assure continued qualification of the Plan and receive updated favorable opinion letters. If ABRA revises the Participation Agreement to assure continued qualification of the Plan, the Employer agrees to readopt a revised Participation Agreement as soon as administratively feasible after being requested to do so by ABRA.

                                       _________________________________________
                                                  (Name of Practice)


                                       _________________________________________
                                                      (Signature)


                                       _________________________________________
                                                      (Print Name)


                                       Date:____________________________________

           As Approved by Internal Revenue Service on January 25, 2002

                        AMERICAN BAR ASSOCIATION MEMBERS
                          DEFINED BENEFIT PENSION PLAN
                        --------------------------------

                  Standardized Participation Agreement DBI 002
                  --------------------------------------------

Complete this form to adopt a standardized and integrated defined-benefit pension plan under the American Bar Association Members Defined Benefit Pension Plan (the "Plan") and its related trust. Please read the instructions before completing the form. (Your adoption of the Plan with this participation agreement is called the "Employer Plan.") An Employer that adopts this participation agreement will not have to submit the plan to the IRS for approval.

Please type or print clearly with a pen.

1. The Employer Plan shall be known as the "_____________________________ Defined Benefit Pension Plan" (enter name of practice in blank) and shall be designated Plan Number __________ (e.g., 101, 102 or 103).

2.       Practice Address:_____________________________________________________
         ______________________________________________________________________

         Name of Employer Plan contact:  ______________________________________.
         Business telephone number:  __________________________________________.

3.       The practice is

               3.1_____      incorporated (date of incorporation:
                             _________________). C or S corporation:____________

               3.2_____      partnership

               3.3_____      sole proprietorship

4.       Employer Tax Identification Number:  _________________________________.

5.       The Effective Date of the Employer Plan shall be _____________________.

6. The Effective Date of this Amendment shall be _________________________ or, with regard to any particular provision of the Employer Plan, any earlier date specified in the Employer Plan as the date as of which such provision shall be effective, provided, however, that the changes made to the Plan pursuant to Section 11.2 of the Plan shall be effective for Plan Years beginning on or after January 1, 1995 unless provided otherwise.

7. The Plan Year and Limitation Year are identical to each other and are both the calendar year or, if selected below, the Plan Year and Limitation Year are both the following:

               7.1_____ The twelve-month period beginning on ______________ and ending on ________________.

         NOTE: If the Employer adopts the Plan to amend or replace a Preexisting Plan under Section 1.3 of the Plan and selects Option 7.1 above, the twelve-month period identified at Option 7.1 must be the same as the Plan Year of the Preexisting Plan.

         NOTE: A written resolution must be adopted by the Employer if the Plan Year and Limitation Year are other than the calendar year. The Limitation Year must be identical for all Qualified Plans of the Employer.

8. Other Plans - Does the Employer currently maintain (or has the Employer ever maintained) one of the following:

               8.1_____ Another plan that is "qualified" under the Internal Revenue Code (other than a standardized plan under basic plan document no. 01, the American Bar Association Members Retirement Plan).

               8.2_____ A "welfare benefit fund" under Code Section 419(e) that provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3).

               8.3_____ An "individual medical account" under Code Section 415(1)(2).

         If the answer to any of these is yes, the Employer must use one of the two nonstandardized participation agreements (02-003 or 02-004) to adopt the Plan, rather than this standardized participation agreement.

9.       The Entry Date(s) of the Plan:

               9.1__________________________ shall be the first Entry Date.

               9.2__________________________ shall be the second Entry Date.

         (The Entry Date(s) may not postpone entry into the Plan later than the earlier of (a) the first day of the Plan Year beginning after the date on which an Employee satisfies the requirements of Section 10 below, or
         (b) the date 6 months after the date such requirements were satisfied. In no event shall the Entry Dates be more than 6 months apart.)

10. Eligibility Requirements - To be eligible to become a Participant, an Employee must, as of any Entry Date:

               10.1_____     have completed _________ (not to exceed two) Years
                             of Eligibility Service since the date on which an Hour of Service was first performed. NOTE: If this Option 10.1 is for more than one Year of Eligibility Service, Option 14.1 must also be elected.

               10.2_____     have attained age _______(age nearest birthday; not
                             to exceed age 21).

         For purposes of this Section 10, the term "Employee" shall include all Employees of this Employer and any other employer aggregated with this Employer under Internal Revenue Code Section 414(b), (c), (m) or (o) and Leased Employees of any such Employer.

11. Compensation shall mean total Compensation as specified in the Plan which is paid to an Employee during the:

               11.1_____     Plan Year;

               11.2_____     Calendar year ending with or within the Plan Year,
                             provided, however, that if the Employee's date of hire is less than twelve months before the end of a calendar year, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends; or

               11.3_____     12-consecutive-month period ending each
                             ______________, provided, however, that if the Employee's date of hire is less than twelve months before the end of a particular 12-consecutive-month period, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends.
                             This period must end with or within the Plan Year, and must be applied uniformly to all Participants.

12.      Normal Retirement Age shall mean one of the following:

               12.1_____     Age____________ (not to exceed age 65); or

               12.2_____     The later of age _____(not to exceed age 65) or the
                             _____(not to exceed 5th) anniversary of the "participation commencement date." If , for Plan
                             Years beginning before January 1, 1988, Normal
                             Retirement Age was determined with reference to the anniversary of the participation commencement date
                             (more than five but not exceeding 10 years), the anniversary date for Participants who first commenced participation under the Employer Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (i) the 10th the anniversary of the participation commencement date (or such anniversary as had been elected by the Employer, if less than 10) or (ii) the fifth anniversary of the first day of the first
                             Plan Year beginning on or after January 1,1988. The
                             "participation commencement date" is the first day of the first Plan Year in which the participant commenced Participation in the Employer Plan.

13. Early Retirement Age shall mean the age at which a Participant attains age _____ and has at least _____Years of Credited Service.

14.      Vesting - Select one of the following vesting schedules (see Option
         10.1 regarding the effect of the choice for that Option on the election in this Option):

               14.1_____     Schedule A: 100% vesting beginning after a two-year
                             Period of Vesting Service.

               14.2_____     Schedule B: 20% after a two-year Period of Vesting
                             Service and 20% for each additional one-year Period of Vesting Service.

               14.3_____     Schedule C: 100% vesting beginning after a
                             three-year Period of Vesting Service.

               14.4_____     Schedule D: based on the Period of Vesting Service
                             after each additional year:

                             1_____                        4_____(at least 60%)
                             2_____ (at least 20%)         5_____(at least 80%)
                             3_____ (at least 40%)         6_____100%

               14.5_____     Schedule E: 100% at all times


         In determining a Participant's Period of Vesting Service, service before the Effective Date of the Employer Plan is disregarded unless
         ------                                            -----------
         the following Option is selected:

               14.6_____     Service before the Effective Date shall be
                             considered in determining a Participant's Period of Vesting Service.

15. Hours of Service are to be calculated according to the following method:

               15.1_____     One hour for each Hour of Service.

               15.2_____     10 hours for each day in which at least one Hour of
                             Service is credited.

               15.3_____     45 hours for each week in which at least one Hour
                             of Service is credited.

               15.4_____     90 hours for each two-week period in which at least
                             one Hour of Service is credited.

               15.5_____     95 hours for each semi-month period in which at
                             least one Hour of Service is credited.

               15.6_____     190 hours for each month in which at least one Hour
                             of Service is credited.

16. To accrue an additional Year of Eligibility Service and Year of Participation, an Employee must be credited with at least 1,000 Hours of Service during the period specified in the Plan. However, if Option
         16.1 is selected, the number of Hours of Service required shall be reduced to the number specified as follows:

               16.1_____     The number of Hours of Service necessary to be
                             credited with a Year of Eligibility Service and a Year of Participation is ____________ (not more than 1,000).

17.      Normal Retirement Benefit Formula shall mean:

               17.1   Step-rate Integrated Flat Percentage Benefit:

                      ______% of Average Annual Compensation up to the Integration Level plus _____% of Average Annual Compensation in excess of the Integration Level, reduced pro-rata for each year of Credited Service less than 25 years.

18.      Credited Service

               18.1_____     Credited Service shall include all Service before
                             the Effective Date of the Employer Plan; or

               18.2_____     Credited Service shall include only Service from
                             and after the Effective Date of the Employer Plan.

19. In calculating a Participant's Accrued Benefit, the fraction described in Section 2.2 of the Plan shall be calculated by using the Participant's Years of Credited Service with the Employer from the later of his date of hire or _____________ (which shall not be later than the Effective Date of the Employer Plan) as set forth in Section 2.2(b) of the Plan.

20.      Average Annual Compensation shall be based on:

               Highest consecutive _____ (three, four or five) Years of Credited Service.

21.      Integration Level shall mean:

               21.1_____     The Participant's Covered Compensation for the Plan
                             Year; or

               21.2_____     The greater of $10,000 or 50% of the Covered
                             Compensation of a person who attains Social
                             Security Retirement Age during the calendar year during which the Plan Year begins.

For this purpose, Covered Compensation shall be determined based on the following year:

               21.3______    Current Plan Year; or

               21.4_____     _______Plan Year. Covered Compensation for a Plan
                             Year earlier than the current Plan Year may be used, provided that the earlier Plan Year is the same for all Employees and that it is not earlier than the later of (i) the Plan Year beginning five years before the current Plan Year, and (ii) the Plan Year beginning in 1989. If the Plan Year entered in Option 21.4 is more than five years before the current Plan Year, the Participant's
                             Covered Compensation shall be that determined under the Covered Compensation table for the Plan Year beginning five years before the current Plan Year.

22.      Normal Form of Annuity shall be:

               22.1_____     Single Life Annuity; or

               22.2_____     Life Annuity with a guaranty of a minimum of
                             ________(60, 120, 180 or 240) monthly payments.

23. Actuarial Equivalent - Except as provided in Section 9.5 of the Plan, for the purpose of establishing the Actuarial Equivalent, benefit payments shall be discounted only for mortality and interest based on the following:

               23.1_____     Interest Rate:___________%. (This interest rate
                             must be no less than 7.5% and no greater that 8.5%.)

               23.2_____     Post-retirement Mortality Table:___________________
                             _____________________________________________(This
                             table must be one of the standard mortality tables described in Treasury Regulations Section 1.401 (a)
                             (4) -12.)

24. Lump Sum Distributions - The provisions of Section 9.5 of the Plan relating to the applicable interest rate and the applicable mortality table shall apply to distributions in Plan Years beginning on or after __________ (this date must be no later than January 1, 2000).

         Stability Period - For purposes of determining the applicable interest rate for purposes of Section 9.5 of the Plan, the stability period is:

               25.1_____     one calendar month

               25.2_____     one Plan Year quarter

               25.3_____     one calendar quarter

               25.4_____     one Plan Year

               25.5_____     one calendar year

         NOTE: If a stability period other than one Plan Year, or a lookback month (under Section 26 below) other than the first or second calendar month preceding the first day of the stability period, is chosen, or if the Preexisting Plan was not maintained in the form of a plan under the ABRA Members Defined Benefit Pension Plan, certain rules described in Section 9.5 of the Plan may apply for purposes of determining lump sum benefit amounts until after the twelfth month following the adoption of this Participation Agreement.

26. Lookback Month - For purposes of determining the applicable interest rate for purposes of section 9.5 of the Plan, the lookback month relating to the stability period is the:

               26.1_____     first calendar month preceding the first day of the
                             stability period

               26.2_____     second calendar month preceding the first day of
                             the stability period

               26.3_____     third calendar month preceding the first day of the
                             stability period

               26.4_____     fourth calendar month preceding the first day of
                             the stability period

               26.5_____     fifth calendar month preceding the first day of the
                             stability period

27. Small Benefit Distributions - Section 9.5 of the Plan provides that vested Accrued Benefits with a present value of not more than a certain amount are required to be distributed in a single lump sum payment. Until the effective date specified in Option 27.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $3,500. After the effective date specified in Option 27.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $5,000.

               27.1 The effective date for increasing from $3,500 to $5,000 the present value of vested Accrued Benefits required to be distributed in a single lump sum payment is _______.

28.      Predecessor Employer - Service with the following Predecessor Employer
         (s):

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         shall be counted for purposes of:

               28.1_____     Years of Eligibility Service.

               28.2_____     Period of Vesting Service.

               28.3_____     Years of Credited Service.

29. Coordination of Limits - If the Employer has also adopted a standardized form of the American Bar Association Members Retirement Plan as a Paired Plan, the minimum benefit or contribution requirements of Code Section 416(c) shall be satisfied in one of the following ways:

               29.1_____     Provide Top-Heavy Minimum in Each Plan. Under this
                             --------------------------------------
                             Option 29.1, the Employer agrees separately to
                             satisfy the top-heavy minimum benefit rules of
                             Section 5.3 of the Plan and the top-heavy minimum
                                                     ---
                             contribution rules of the ABA Members Retirement
                             Plan, regardless of whether Participants in the Plan also participate in the Employer's plan under the ABA Members Retirement Plan. This Option 29.1 will apply unless the Employer elects and complies with Option 29.2.

               29.2_____     Provide Top-Heavy Minimum in One Plan. Under this
                             -------------------------------------
                             Option 25.2, the Employer designates the following plan as the plan under which the top-heavy minimum will be made:

                             29.2.1_____   The minimum benefit rules of Section
                                           5.3 of the Plan; or

                             29.2.2_____   The minimum contribution rules of the
                                           ABA Members Retirement Plan

                             To be eligible for this Option 29.2, the Employees who are eligible to participate in the Employer Plan must be identical to the employees who are eligible to participate in the Employer's plan under the ABA Members Retirement Plan. Accordingly, the Employer must make elections under this Plan concerning participation and coverage of Employees that are identical to the corresponding elections made by the Employer under the ABA Members Retirement Plan.

30.      Compensation - Compensation means all of each Participant's:

               30.1_____     "Wages, Tips and Other Compensation" reported on
                             Form W-2.

               30.2_____     Income tax withholding wages.

               30.3_____     415 safe-harbor compensation.

         For purposes other than applying the limitation of Section 11.2 of the Plan, Compensation shall include any election deferral (as described in Code Section 402(g)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125, 457 or 132(f)(4), but by reason of Code Section 132(f)(4) only for Plan Years beginning after December 31, 2000 or the earlier date chosen below:

               30.4_____     December 31, 1997

               30.5_____     December 31, 1998

               30.6_____     December 31, 1999

         For purposes of applying the limitations of Section 11.2 of the Plan, Compensation shall include any elective deferral (as defined in Code
         Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125 or 457, but only for Limitation Years beginning after December 31, 1997, or by reason of Code Section 132(f)(4), but only for Limitation Years beginning after December 31, 2000 or the earlier date chosen below:

               30.7_____     December 31, 1997

               30.8_____     December 31, 1998

               30.9_____     December 31, 1999

31.      (a)   Highly Compensated Employee top 20% group election - An Employee other than a 5% owner shall be a Highly Compensated Employee for each of the Plan Years chosen below only if, in addition to receiving Compensation during the prior Plan Year (or calendar year beginning during the prior Plan Year if the election in Option 31(b) below is made for the Plan Year) in excess of $8,000 (as adjusted for increases in the cost of living) as described in Section 2.38 of the Plan, the Employee was also in the top 20% of employees for the prior Plan Year (or calendar year beginning during the prior Plan Year if elected in Option 31(b)) as described in Section 2.38 of the Plan:

               31.1_____     the Plan Year beginning during 1997

               31.2_____     the Plan Year beginning during 1998

               31.3_____     the Plan Year beginning during 1999

               31.4_____     the Plan Year beginning during 2000

               31.5_____     the Plan Year beginning during 2001

               31.6_____     each of the Plan Years beginning during or after
                             2002

         (b) Highly Compensated Employee calendar year election available to any Plan with a Plan Year other than the calendar year - For each of the Plan Years chosen below, the determination of whether an Employee other than a 5% owner is a Highly Compensated Employee as described in
         Section 2.38 will be based on whether the Employee received Compensation above a specified amount and, if elected by the Employer pursuant to Option 31(a) above, was in the top 20% group, for the calendar year beginning during the prior Plan Year rather than based on whether the Employee received Compensation above a specified amount and, if elected, was in the top 20% group during the prior Plan Year:

               31.7_____     the Plan Year beginning during 1997

               31.8_____     the Plan Year beginning during 1998

               31.9_____     the Plan Year beginning during 1999

               31.10_____    the Plan Year beginning during 2000

               31.11_____    the Plan Year beginning during 2001

               31.12_____    each of the Plan Years beginning during or after
                             2002

32. Required Beginning Date - Distribution of a Participant's entire interest shall commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 ("Age 70 1/2 Required Beginning Date") unless the Employer elects Option 32.1 below ("Delayed Required Beginning Date") or Option 32.2 below ("Optional Delayed Required Bargaining Date"):

               32.1_____     Delayed Required Beginning Date: If this option is
                             elected, effective as of ___________, with respect to Participants who continue in employment after attaining age 70 1/2and who are not 5% owners, distribution of such Participant's entire interest shall commence no later than April 1 of the calendar year in which the Participant terminates
                             Service. NOTE: If the preexisting Plan used the Age
                             701/2Required Beginning Date, this Option 32.1 cannot be elected later than the last date of the remedial amendment period that applies to the Preexisting Plan for changes under the Small
                             Business Job Protection Act of 1996 (which, in the case of a Preexisting Plan maintained on or before December 31, 2000 in the form of a standardized or nonstandardized defined benefit pension plan under the ABRA Members Defined Benefit Pension Plan, shall be no earlier than January 25, 2003). Other
                             Preexisting Plans may have earlier deadlines for electing this Option 32.1. If this Option 32.1 is elected, see Section 9.7(a) of the Plan regarding elections that must be provided to Participant's attaining age 701/2prior to the end of the Plan
                             Year during which this amendment is adopted.

               32.2_____     Optional Delayed Required Beginning Date: If this
                             Option is elected, effective as of ____________, with respect to Participants who continue in employment after attaining age 701/2and who are not 5% owners, distribution of such Participant's interest shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 701/2or at such Participant's election shall commence no later than April 1 of the calendar year following the calendar year in which the Participant terminates Service.

         If Option 32.1 or Option 32.2 above is elected, the Employer may also elect that Participants who attained age 70 1/2 in years prior to 1997 and commenced receiving distributions prior to termination of employment may elect to stop receiving distributions until employment terminates, at which time distributions will recommence.

               32.3_____     The Employer elects that Participants who have
                             commenced receiving distributions prior to termination of employment may elect to stop receiving distributions as described above.

         If Option 32.3 above is elected, the Employer must elect whether a new Annuity Starting Date will occur upon recommencement of benefits upon the Participant's termination of employment. Such a new Annuity Starting Date will occur unless the Employer elects Option 32.4 below.

               32.4_____     A new Annuity Starting Date will not occur upon
                             such recommencement of benefits.

33. (a) Repeal of Code Section 415(e) Limitation- The combined plan limitation of Code Section 415(e), which limits the total benefits a Participant can receive under this Plan and any defined contribution plan of the Employer, was repealed effective for Limitation Years beginning on or after January 1, 2000. Nonetheless, the Employer can elect that Code Section 415(e) and such limitation continue to apply, but the Employer must use one of the two nonstandardized participation agreements (02-003 or 02-004) to adopt the Plan, rather than this standardized participation agreement.

         (b) Benefit Increases Due to Repeal of Code Section 415(e) - Benefit increases resulting from the repeal of Code Section 415(e) and the combined plan limitation will be provided to all current and former Participants (with benefits previously restricted by such limitation) who have an accrued benefit under the Plan immediately before the first Limitation Year beginning on or after January 1, 2000 unless Option
         33.1 below is elected by the Employer.

               33.1_____     Benefit increases resulting from the repeal of Code
                             Section 415(e) and the combined plan limitation will only be provided to employees participating in the Plan who have at least one Hour of Service after the first day of the first Limitation Year beginning on or after January 1, 2000.

34. (a) RPE '94 Final Implementation Date - If the Plan was adopted and in effect before December 8, 1994 and satisfied the requirements of Code
         Section 415 as of such date, the RPA '94 Final Implementation Date (to which Section 11.2(f) of the Plan refers) is the first day of the first Limitation Year beginning on or after January 1, 2000 or, if the Employer elects, the earlier date designated below:

               34.1_____     Designate the later of the dates a Plan amendment
                             applying the changes to Code Section 415(b)(2)(E) made by the Uruguay Round Agreements Act was adopted or made effective (but not later than the first day of the first Limitation Year beginning on or after January 1, 2000):________________

         (b) RPE '94 Old Law Benefits - If a Participant has a RPA '94 Old Law Benefit (as defined in Section 11.2(d)(15) of the Plan), the method used to determine whether the

         Participant's benefit exceeds the limitations of Section 11.2 of the Plan after the RPA `94 freeze date (as defined in that Section) shall be the following method designated below:

               34.2_____     Method one

               34.3_____     Method two

               34.4_____     Method three

                                    * * * * *

Please read the following important information carefully:

Sign and date the Participation Agreement and retain a copy for your records. Send the completed Agreement to the American Bar Association Members Retirement Program, Box 9109, Boston, Massachusetts 02209. If you have any questions concerning the Participation Agreement or the Plan, please call a customer service representation at (800) 348-2272. Failure to complete the Participation Agreement properly could result in disqualification of the Employer Plan. This Participation Agreement may be used only in connection with basic plan document no. 02 (the American Bar Association Members Defined Benefit Pension Plan).

The Employer, if unincorporated, acknowledges receipt of a current Prospectus and familiarity with its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the ABA or A Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "employer" in the Plan).

The Employer as Plan Administrator will fulfill the reporting and disclosure requirements of the Internal Revenue Service and the Department or Labor. The Employer acknowledges that ABRA, the Trustees and their designated agents shall not have any liability for actions taken on the basis of information provided to them by the Employer. ABRA will advise the Employer of any amendments made to the Plan or of the discontinuation or abandonment of the Plan.

If the Employer is a member of an affiliated service group, a controlled group of corporations or a group of businesses under common control, the Employer represents that all employees of all members of that group are included in the Employer Plan.

The Employer may rely on the opinion letter issued to the Trustees by the National Office of the Internal Revenue Service Secretary as evidence that the Employer Plan is qualified under Code Section 401 except to the extent provided by Revenue Procedure 2000-20, 2000-6 I.R.B. 553 and Internal Revenue Service Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on any opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Section 401(a)(26) that apply to prior benefit structures. If the Employer has ever maintained or later adopts any plan (including any welfare benefit fund under Code Section 419(e) that provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3), or any individual medical account under Code Section 415(1)(2)) in addition to the Employer Plan (other than standardized forms of the American Bar Association Members Retirement Plan and/or the American Bar Association Members Defined Benefit Pension Plan, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Sections 415 and 416. In addition, the Employer might not be entitled to rely on such opinion letter in certain other circumstances, which are specified in the opinion letter issued for this Participation Agreement or in section 6 of Revenue Procedure 2000-20 (as amended) and Annoucement 2001-77.

If the Employer wishes to obtain reliance with respect to the requirements of Code Section 401(a)(26) that apply to prior benefit structures, or if the Employer that adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Code Section 415 and 416, or if the Employer is not entitled for other reasons to rely on the opinion letter and wishes assurance that the Employer Plan is qualified, the Employer must apply for a determination letter from the Employee Plans Determinations office of the Internal Revenue Service.

The Employer understands that ABRA has received from the Internal Revenue Service favorable opinion letters for the Plan, and from time to time must revise the Plan, the Participation Agreement or both to assure continued qualification of the Plan and receive updated favorable opinion letters. If ABRA revises the Participation Agreement to assure continued qualification of the Plan, the Employer agrees to readopt a revised Participation Agreement as soon as administratively feasible after being requested to do so by ABRA.

                                       _________________________________________
                                                  (Name of Practice)


                                       _________________________________________
                                                      (Signature)


                                       _________________________________________
                                                      (Print Name)


                                       Date:____________________________________

           As Approved by Internal Revenue Service on January 25, 2002

                        AMERICAN BAR ASSOCIATION MEMBERS
                          DEFINED BENEFIT PENSION PLAN
                          ----------------------------


          Nonstandardized Safe Harbor Participation Agreement DBNI 003
          ------------------------------------------------------------

Complete this form to adopt a nonstandardized and nonintegrated defined-benefit pension plan under the American Bar Association Members Defined Benefit Pension Plan (the "Plan") and its related trust. Please read the instructions before completing the form. (Your adoption of the Plan with this participation agreement is called the "Employer Plan.") An Employer that adopts this participation agreement must submit the plan to the IRS for approval to be assured that the plan is tax-qualified.

Please type or print clearly with a pen.

1. The Employer Plan shall be known as the "_____________________________ Defined Benefit Pension Plan" (enter name of practice in blank) and shall be designated Plan Number __________ (e.g., 101, 102 or 103).

2.       Practice Address:_____________________________________________________
         ______________________________________________________________________

         Name of Employer Plan contact:  ______________________________________.
         Business telephone number:  __________________________________________.

3.       The practice is

               3.1_____      incorporated (date of incorporation:
                             _________________). C or S corporation:____________

               3.2_____      partnership

               3.3_____      sole proprietorship

4.       Employer Tax Identification Number:  _________________________________.

5.       The Effective Date of the Employer Plan shall be _____________________.

6. The Effective Date of this Amendment shall be _________________________ or, with regard to any particular provision of the Employer Plan, any earlier date specified in the Employer Plan as the date as of which such provision shall be effective, provided, however, that the changes made to the Plan pursuant to Section 11.2 of the Plan shall be effective for Plan Years beginning on or after January 1, 1995 unless provided otherwise.

  Copyright(C)2001 by American Bar Retirement Association. All rights reserved.

7. The Plan Year and Limitation Year are identical to each other and are both the calendar year or, if selected below, the Plan Year and Limitation Year are both the following:

               7.1_____ The twelve-month period beginning on ______________ and ending on ________________.

         NOTE: If the Employer adopts the Plan to amend or replace a Preexisting Plan under Section 1.3 of the Plan and selects Option 7.1 above, the twelve-month period identified at Option 7.1 must be the same as the Plan Year of the Preexisting Plan.

         NOTE: A written resolution must be adopted by the Employer if the Plan Year and Limitation Year are other than the calendar year. The Limitation Year must be identical for all Qualified Plans of the Employer.

8. Indicate whether the Employer maintains or has ever maintained any of the following plans or arrangements covering all or some of the employees covered by this Employer Plan:

         _____   Defined contribution qualified plan

         _____   Defined benefit qualified plan

         _____ Welfare-benefit fund for post-retirement medical benefits of key employees

         _____   Individual medical account under a retirement or annuity plan

         If the answer to any of these is yes, complete the following:

               8.1    Minimum Benefit. If the other plan is an ongoing qualified
                      ---------------
                      plan that is "top-heavy" under the tax laws, you may indicate below the method by which the minimum benefit under this Plan (see Section 5.3 of the Plan) will be coordinated with the minimum benefit or contribution under the other plan. If no method is indicated below, the minimum benefit under this Plan must be provided. Attach a separate statement if necessary. The method indicated must preclude Employer discretion.

                      __________________________________________________________

                      __________________________________________________________

                      __________________________________________________________

               8.2 Maximum Benefit. If the other plan is a defined-benefit plan, indicate below the method by which the annual benefit under this Plan and the annual benefit under the other plan will be limited to assure compliance with the limitations explained in Section 11.2 of the Plan.

                      If the other plan is a defined-contribution plan, then for Limitation Years beginning before January 1, 2000, indicate below the method by which the annual benefit under this Plan and the "annual addition" (as defined in Section 11.2 of the Plan) under the other plan will be limited, including any adjustments to be made to each Participant's "Defined Contribution Plan Fraction" and "Defined Benefit Plan Fraction" (as defined in the Plan).

                      Attach a separate statement if necessary. The method indicated must preclude Employer discretion.

                      __________________________________________________________

                      __________________________________________________________

                      __________________________________________________________

9.       The Entry Date(s) of the Plan:

               9.1_____      shall be the first Entry Date.

               9.2_____      shall be the second Entry Date.

               (The Entry Date(s) may not postpone entry into the Plan later than the earlier of (a) the first day of the Plan Year beginning after the date on which an Employee satisfies the requirements of
               Section 10 below, or (b) the date 6 months after the date such requirements were satisfied. In no event shall the Entry Dates be more than 6 months apart.)

10. Eligibility Requirements - To be eligible to become a Participant, an Employee must, as of any Entry Date:

               10.1_____     have completed _________ (not to exceed two) Years
                             of Eligibility Service since the date on which an Hour of Service was first performed. NOTE: If this Option 10.1 is for more than one Year of Eligibility Service, Option 15.1 must also be elected.

               10.2_____     have attained age _______(age nearest birthday; not
                             to exceed age 21).

         For purposes of this Section 10, the term "Employee" shall include all Employees of this Employer and any other employer aggregated with this Employer under Internal Revenue Code Section 414(b), (c), (m) or (o) and Leased Employees of any such Employer.

11. Exclusion of certain Employees from eligibility, despite their satisfaction of other eligibility requirements of the Plan (check the appropriate blank to exclude the class of Employees described in that Option):

               11.1_____     Associate attorneys.

               11.2_____     Employees of certain specified businesses
                             (businesses that are members of the same affiliated service group, controlled group of corporations or group of businesses under common control to which the Employer belongs).

                             Name and address of excluded business(es):

                             __________________________________________________

                             __________________________________________________

                             __________________________________________________

               11.3_____     Leased Employees.

               11.4_____     Other:_____________________________________________
                                    (list other types of excluded employees)

12. Compensation shall mean total Compensation as specified in the Plan which is paid to an Employee during the:

               12.1_____     Plan Year;

               12.2_____     Calendar year ending with or within the Plan Year,
                             provided, however, that if the Employee's date of hire is less than twelve months before the end of a calendar year, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends; or

               12.3_____     12-consecutive-month period ending each
                             ______________, provided, however, that if the Employee's date of hire is less than twelve months before the end of a particular 12-consecutive-month period, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends.
                             This period must end with or within the Plan Year, and must be applied uniformly to all Participants.

13.      Normal Retirement Age shall mean one of the following:

               13.1_____     Age____________  (not to exceed age 65); or

               13.2_____     The later of age _____(not to exceed age 65) or the
                             _____(not to exceed 5th) anniversary of the "participation commencement date." If , for Plan
                             Years beginning before January 1, 1988, Normal
                             Retirement Age was determined with reference to the anniversary of the participation commencement date
                             (more than five but not exceeding 10 years), the anniversary date for Participants who first commenced participation under the

                             Employer Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (i) the 10th anniversary of the participation commencement date (or such anniversary as had been elected by the Employer, if less than 10) or (ii) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1,1988. The "participation commencement date" is the first day of the first Plan Year in which the Participant commenced participation in the Employer Plan.

14. Early Retirement Age shall mean the age at which a Participant attains age _____ and has at least _____Years of Credited Service.

15.      Vesting - Select one of the following vesting schedules (see Option
         10.1 regarding the effect of the choice for that Option on the election in this Option):

               15.1_____     Schedule A: 100% vesting beginning after a two-year
                             Period of Vesting Service.

               15.2_____     Schedule B: 20% after a two-year Period of Vesting
                             Service and 20% for each additional one-year Period of Vesting Service.

               15.3_____     Schedule C: 100% vesting beginning after a
                             three-year Period of Vesting Service.

               15.4_____     Schedule D: based on the Period of Vesting Service
                             after each additional year:

                             1_____                        4_____(at least 60%)
                             2_____ (at least 20%)         5_____(at least 80%)
                             3_____ (at least 40%)         6_____100%

               15.5_____     Schedule E: 100% at all times

         In determining a Participant's Period of Vesting Service, service before the Effective Date of the Employer Plan is disregarded unless the following Option is selected:

               15.6_____     Service before the Effective Date shall be
                             considered in determining a Participant's Period of Vesting Service.

16. Hours of Service are to be calculated according to the following method:

               16.1_____     One hour for each Hour of Service.

               16.2_____     10 hours for each day in which at least one Hour of
                             Service is credited.

               16.3_____     45 hours for each week in which at least one Hour
                             of Service is credited.

               16.4_____     90 hours for each two-week period in which at least
                             one Hour of Service is credited.

               16.5_____     95 hours for each semi-month period which at least
                             one Hour of Service is credited.

               16.6_____     190 hours for each month in which at least one Hour
                             of Service is credited.

17. To accrue an additional Year of Eligibility Service and Year of Participation, an Employee must be credited with at least 1,000 Hours of Service during the period specified in the Plan. However, if Option
         17.1 is selected, the number of Hours of Service required shall be reduced to the number specified as follows:

               17.1_____     The number of Hours of Service necessary to be
                             credited with a Year of Eligibility Service and a Year of Participation is _____________(not more than 1,000).

18.      Normal Retirement Benefit Formula shall mean:

               18.1   Nonintegrated Flat Percentage Benefit:

                             ______% of Average Annual Compensation reduced pro-rata for each Year of Credited Service less than 25 years.

19.      Credited Service

               19.1_____     Credited Service shall include all Service before
                             the Effective Date of the Employer Plan; or

               19.2_____     Credited Service shall include only Service from
                             and after the Effective Date of the Employer Plan.

20. In calculating a Participant's Accrued Benefit, the fraction described in Section 2.2 of the Plan shall be calculated by using (elect 20.1 or 20.2):

               20.1_____     The Participant's Years of Participation under the
                             uniform method set forth in Section 2.2(a) of the Plan; or

               20.2_____     The Participant's Years of Credited Service with
                             the Employer from the later of his date of hire or _____________ (which shall not be later than the Effective Date of the Employer Plan) as set forth in Section 2.2 (b) of the Plan.

21.      Average Annual Compensation shall be based on:

                             Highest consecutive __________ (three, four or five) Years of Credited Service.

22.      Normal Form of Annuity shall be:

               22.1_____     Single Life Annuity; or

               22.2_____     Life Annuity with a guaranty of a minimum of
                             ________ (60, 120, 180 or 240) monthly payments.

23. Actuarial Equivalent - Except as provided in Section 9.5 of the Plan, for the purpose of establishing the Actuarial Equivalent, benefit payments shall be discounted only for mortality and interest based on the following:

               23.1_____     Interest Rate: ___________%.

               23.2_____     Post-retirement Mortality Table: UP84 with _____%
                             interest.

               23.3_____     The "applicable interest rate" and "applicable
                             mortality table" as described in Section 9.5 of the Plan.

               23.4_____     Other _____________________________________.


24. Lump Sum Distributions - The provisions of Section 9.5 of the Plan relating to the applicable interest rate and the applicable mortality table shall apply to distributions in Plan Years beginning on or after __________ (this date must be no later than January 1, 2000).

25. Stability Period - For purposes of determining the applicable interest rate for purposes of Section 9.5 of the Plan, the stability period is:

               25.1_____     one calendar month

               25.2_____     one Plan Year quarter

               25.3_____     one calendar quarter

               25.4_____     one Plan Year

               25.5_____     one calendar year

         NOTE: If a stability period other than one Plan Year, or a lookback month (under Section 26 below) other than the first or second calendar month preceding the first day of the stability period, is chosen, or if the Preexisting Plan was not maintained in the form of a plan under the ABRA Members Defined Benefit Pension Plan, certain rules described in
         Section 9.5 of the Plan may apply for purposes of determining lump sum benefit amounts until after the twelfth month following the adoption of this Participation Agreement.

26. Lookback Month - For purposes of determining the applicable interest rate for purposes of section 9.5 of the Plan, the lookback month relating to the stability period is the:

               26.1_____     first calendar month preceding the first day of the
                             stability period

               26.2_____     second calendar month preceding the first day of
                             the stability period

               26.3_____     third calendar month preceding the first day of the
                             stability period

               26.4_____     fourth calendar month preceding the first day of
                             the stability period

               26.5_____     fifth calendar month preceding the first day of the
                             stability period

27. Small Benefit Distributions - Section 9.5 of the Plan provides that vested Accrued Benefits with a present value of not more than a certain amount are required to be distributed in a single lump sum payment. Until the effective date specified in Option 27.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $3,500. After the effective date specified in Option 27.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $5,000.

               27.1_____     The effective date for increasing from $3,500 to
                             $5,000 the present value of vested Accrued Benefits required to be distributed in a single lump sum payment is _______.

28.      Predecessor Employer - Service with the following Predecessor Employer
         (s):

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         shall be counted for purposes of:

               28.1_____     Years of Eligibility Service.

               28.2_____     Period of Vesting Service.

               28.3_____     Years of Credited Service.

29.      Compensation - Compensation means all of each Participant's:

               29.1_____     "Wages, Tips and Other Compensation" reported on
                             Form W-2.

               29.2_____     Income tax withholding wages.

               29.3_____     415 safe-harbor compensation.

         For purposes other than applying the limitation of Section 11.2 of the Plan, Compensation shall include any election deferral (as described in Code Section 402(g)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125, 457 or 132(f)(4), but by reason of Code Section 132(f)(4) only for Plan Years beginning after December 31, 2000 or the earlier date chosen below:

               29.4_____     December 31, 1997

               29.5_____     December 31, 1998

               29.6_____     Dcember 31, 1999

         For purposes of applying the limitations of Section 11.2 of the Plan, Compensation shall include any elective deferral (as defined in Code
         Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125 or 457, but only for Limitation Years beginning after December 31, 1997, or by reason of Code Section 132(f)(4), but only for Limitation Years beginning after December 31, 2000 or the earlier date chosen below:

               29.7_____     December 31, 1997

               29.8_____     December 31, 1998

               29.9_____     December 31, 1999

30.      (a)   Highly Compensated Employee top 20% group election - An Employee other than a 5% owner shall be a Highly Compensated Employee for each of the Plan Years chosen below only if, in addition to receiving Compensation during the prior Plan Year (or calendar year beginning during the prior Plan Year if the election in Option 30(b) below is made for the Plan Year) in excess of $8,000 (as adjusted for increases in the cost of living) as described in Section 2.38 of the Plan, the Employee was also in the top 20% of employees for the prior Plan Year (or calendar year beginning during the prior Plan Year if elected in Option 30(b)) as described in Section 2.38 of the Plan:

               30.1_____     the Plan Year beginning during 1997

               30.2_____     the Plan Year beginning during 1998

               30.3_____     the Plan Year beginning during 1999

               30.4_____     the Plan Year beginning during 2000

               30.5_____     the Plan Year beginning during 2001

               30.6_____     each of the Plan Years beginning during or after
                             2002


         (b) Highly Compensated Employee calendar year election available to any Plan with a Plan Year other than the calendar year - For each of the Plan Years chosen below, the determination of whether an Employee other than a 5% owner is a Highly Compensated Employee as described in
         Section 2.38 will be based on whether the Employee received Compensation above a specified amount and, if elected by the Employer pursuant to Option 30(a) above, was in the top 20% group, for the calendar year beginning during the prior Plan Year rather than based on whether the Employee received Compensation above a specified amount and, if elected, was in the top 20% group during the prior Plan Year:

               30.7_____     the Plan Year beginning during 1997

               30.8_____     the Plan Year beginning during 1998

               30.9_____     the Plan Year beginning during 1999

               30.10_____    the Plan Year beginning during 2000

               30.11_____    the Plan Year beginning during 2001

               30.12_____    each of the Plan Years beginning during or after
                             2002

31. Required Beginning Date - Distribution of a Participant's entire interest shall commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 ("Age 70 1/2 Required Beginning Date") unless the Employer elects Option 31.1 below ("Delayed Required Beginning Date") or Option 31.2 below ("Optional Delayed Required Beginning Date"):

               31.1_____     Delayed Required Beginning Date: If this option is
                             elected, effective as of ___________________, with respect to Participants who continue in employment after attaining age 70 1/2and who are not 5% owners, distribution of such Participant's entire interest shall commence no later than April 1 of the calendar year in which the Participant terminates Service. NOTE: If the preexisting Plan used the Age 701/2Required Beginning Date, this
                             Option 31.1 cannot be elected later than the last date of the remedial amendment period that applies to the Preexisting Plan for changes under the Small
                             Business Job Protection Act of 1996 (which, in the case of a Preexisting Plan maintained on or before December 31, 2000 in the form of a standardized or nonstandardized defined benefit pension plan under the ABRA Members Defined
                             Benefit Pension Plan, shall be no earlier than January 25, 2003). Other Preexisting Plans may have earlier deadlines for electing this Option 31.1. If this Option 31.1 is elected, see Section 9.7(a) of the Plan regarding elections that must be provided to Participant's attaining age 701/2prior to the end of the Plan Year during which this amendment is adopted.

               31.2_____     Optional Delayed Required Beginning Date: If this
                             Option is elected, effective as of ______________, with respect to Participants who continue in employment after attaining age 701/2and who are not 5% owners, distribution of such Participant's interest shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 701/2or at such Participant's election shall commence no later than April 1 of the calendar year following the calendar year in which the Participant terminates Service.

         If Option 31.1 or Option 31.2 above is elected, the Employer may also elect that Participants who attained age 70 1/2 in years prior to 1997 and commenced receiving distributions prior to termination of employment may elect to stop receiving distributions until employment terminates, at which time distributions will recommence.

               31.3_____     The Employer elects that Participants who have
                             commenced receiving distributions prior to termination of employment may elect to stop receiving distributions as described above.

         If Option 31.3 above is elected, the Employer must elect whether a new Annuity Starting Date will occur upon recommencement of benefits upon the Participant's termination of employment. Such a new Annuity Starting Date will occur unless the Employer elects Option 31.4 below.

               31.4_____     A new Annuity Starting Date will not occur upon
                             such recommencement of benefits.

32. (a) Repeal of Code Section 415(e) Limitation- The combined plan limitation of Code Section 415(e), which limits the total benefits a Participant can receive under this Plan and any defined contribution plan of the Employer, was repealed effective for Limitation Years beginning on or after January 1, 2000. Nonetheless, the Employer can elect that Code Section 415(e) and such limitation continue to apply by electing Option 32.1 below. If such election is made, Code Section 415(e) and the combined plan limitation shall continue to apply until the first day of the first Limitation Year beginning on or after the date the Employer adopts the

         Participation Agreement or, if earlier, the date the Employer amended the Plan to conform to the changes made to Code Section 415(e) pursuant to the Uruguay Round Agreements Act. If such an election is made, certain qualification requirements might not be satisfied, for example, those identified in Question and Answer 8 of Internal Revenue Service Notice 99-44.

               32.1_____     For purposes of Plan Section 11.2, Code Section
                             415(e) and the combined plan limitation shall continue to apply for Limitation Years beginning on or after January 1, 2000 until the first day of the first Limitation Year beginning on or after the date the Employer adopts this Participation
                             Agreement or, if earlier, the date the Employee amended the Plan to conform to the changes made to Code Section 415(e) pursuant to the Uruguay Round
                             Agreements Act.

         (b) Benefit Increases Due to Repeal of Code Section 415(e) - Unless Option 32.2 below is elected by the Employer, benefit increases resulting from the repeal of Code Section 415(e) and the combined plan limitation will be provided to all current and former Participants (with benefits previously restricted by such limitation) who have an accrued benefit under the Plan immediately before the first Limitation Year for which Code Section 415(e) and the combined plan limitation no longer apply (see Section 32(a) above).

               32.2_____     Benefit increases resulting from the repeal of Code
                             Section 415(e) and the combined plan limitation will only be provided to employees participating in the Plan who have at least one Hour of Service after the first day of the first Limitation Year for which Code Section 415(e) and the combined plan limitation no longer apply.

33. (a) RPE '94 Final Implementation Date - If the Plan was adopted and in effect before December 8, 1994 and satisfied the requirements of Code
         Section 415 as of such date, the RPA '94 Final Implementation Date (to which Section 11.2(f) of the Plan refers) is the first day of the first Limitation Year beginning on or after January 1, 2000 or, if the Employer elects, the earlier date designated below:

               33.1_____     Designate the later of the dates a Plan amendment
                             applying the changes to Code Section 415(b)(2)(E) made by the Uruguay Round Agreements Act was adopted or made effective (but not later than the first day of the first Limitation Year beginning on or after January 1, 2000):____________

         (b) RPE '94 Old Law Benefits - If a Participant has a RPA '94 Old Law Benefit (as defined in Section 11.2(d)(15) of the Plan), the method used to determine whether the Participant's benefit exceeds the limitations of Section 11.2 of the Plan after the RPA '94 freeze date (as defined in that Section) shall be the following method designated below:

                  33.2 _____ Method one

                  33.3 _____ Method two

                  33.4 _____ Method three

                                    * * * * *

Please read the following important information carefully:

Sign and date the Participation Agreement and retain a copy for your records. Send the completed Agreement to the American Bar Association Members Retirement Program, Box 9109, Boston, Massachusetts 02209. If you have any questions concerning the Participation Agreement or the Plan, please call a customer service representative at (800) 348-2272. Failure to complete the Participation Agreement properly could result in disqualification of the Employer Plan. This Participation Agreement may be used only in connection with basic plan document no. 02 (the American Bar Association Members Defined Benefit Pension Plan).

The Employer, if unincorporated, acknowledges receipt of a current Prospectus and familiarity with its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the ABA or a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "employer" in the Plan).

The Employer as Plan Administrator will fulfill the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that ABRA, the Trustees and their designated agents shall not have any liability for actions taken on the basis of information provided to them by the Employer. ABRA will advise the Employer of any amendments made to the Plan or of the discontinuation or abandonment of the Plan.

The Employer may rely on the opinion letter issued by the National Office of the Internal Revenue Service to the Trustees as evidence that the Employer Plan is qualified under Code Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the Employee Plans Determinations office of the Internal Revenue Service for a determination letter with respect to the Employer Plan.

The Employer understands that ABRA has received from the Internal Revenue Service favorable opinion letters for the Plan, and from time to time must revise the Plan, the Participation Agreement or both to assure continued qualification of the Plan and receive updated favorable opinion letters. If ABRA revises the Participation Agreement to assure continued qualification of the Plan, the Employer agrees to readopt a revised Participation Agreement as soon as administratively feasible after being requested to do so by ABRA.

                                       _________________________________________
                                                  (Name of Practice)


                                       _________________________________________
                                                      (Signature)


                                       _________________________________________
                                                      (Print Name)


                                       Date:____________________________________

           As Approved by Internal Revenue Service on January 25, 2002

                        AMERICAN BAR ASSOCIATION MEMBERS
                          DEFINED BENEFIT PENSION PLAN
                          ----------------------------

           Nonstandardized Safe Harbor Participation Agreement DBI 004
           -----------------------------------------------------------

Complete this form to adopt a nonstandardized and integrated defined-benefit pension plan under the American Bar Association Members Defined Benefit Pension Plan (the "Plan") and its related trust. Please read the instructions before completing the form. (Your adoption of the Plan with this participation agreement is called the "Employer Plan.") An Employer that adopts this participation agreement must submit the plan to the IRS for approval to be assured that the plan is tax-qualified.

Please type or print clearly with a pen.

1. The Employer Plan shall be known as the "_____________________________ Defined Benefit Pension Plan" (enter name of practice in blank) and shall be designated Plan Number __________ (e.g., 101, 102 or 103).

2.       Practice Address:_____________________________________________________
         ______________________________________________________________________

         Name of Employer Plan contact:  ______________________________________.
         Business telephone number:  __________________________________________.

3.       The practice is

               3.1_____      incorporated (date of incorporation:
                             _________________). C or S corporation:____________

               3.2_____      partnership

               3.3_____      sole proprietorship

4.       Employer Tax Identification Number:  _________________________________.

5.       The Effective Date of the Employer Plan shall be _____________________.

6. The Effective Date of this Amendment shall be _________________________ or, with regard to any particular provision of the Employer Plan, any earlier date specified in the Employer Plan as the date as of which such provision shall be effective, provided, however, that the changes made to the Plan pursuant to Section 11.2 of the Plan shall be effective for Plan Years beginning on or after January 1, 1995 unless provided otherwise.

7. The Plan Year and Limitation Year are identical to each other and are both the calendar year or, if selected below, the Plan Year and Limitation Year are both the following:

               7.1_____ The twelve-month period beginning on ______________ and ending on ________________.

         NOTE: If the Employer adopts the Plan to amend or replace a Preexisting Plan under Section 1.3 of the Plan and selects Option 7.1 above, the twelve-month period identified at Option 7.1 must be the same as the Plan Year of the Preexisting Plan.

         NOTE: A written resolution must be adopted by the Employer if the Plan Year and Limitation Year are other than the calendar year. The Limitation Year must be identical for all Qualified Plans of the Employer.

8. Indicate whether the Employer maintains or has ever maintained any of the following plans or arrangements covering all or some of the employees covered by this Employer Plan:

         _____   Defined contribution qualified plan

         _____   Defined benefit qualified plan

         _____ Welfare-benefit fund for post-retirement medical benefits of key employees

         _____   Individual medical account under a retirement or annuity plan

         If the answer to any of these is yes, complete the following:

               8.1         Minimum Benefit. If the other plan is an ongoing
                           ---------------
                           qualified plan that is "top-heavy" under the tax laws, you may indicate below the method by which the minimum benefit under this Plan (see Section 5.3 of the Plan) will be coordinated with the minimum benefit or contribution under the other plan. If no method is indicated below, the minimum benefit under this Plan must be provided. Attach a separate statement if necessary. The method indicated must preclude Employer discretion.

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

               8.2         Maximum Benefit. If the other plan is a
                           --------------
                           defined-benefit plan, indicate below the method by which the annual benefit under this Plan and the annual benefit under the other plan will be limited to assure compliance with the limitations explained in
                           Section 11.2 of the Plan.

                           If the other plan is a defined-contribution plan, then for Limitation Years beginning before January 1, 2000, indicate below the method by which the annual benefit under this Plan and the "annual addition" (as defined in Section 11.2 of the Plan) under the other plan will be limited, including any adjustments to be made to each Participant's "Defined Contribution Plan Fraction" and "Defined Benefit Plan Fraction" (as defined in the Plan).

                           Attach a separate statement if necessary. The method indicated must preclude Employer discretion.

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

9.       The Entry Date(s) of the Plan:

               9.1_______    shall be the first Entry Date.

               9.2_______    shall be the second Entry Date.

               (The Entry Date(s) may not postpone entry into the Plan later than the earlier of (a) the first day of the Plan Year beginning after the date on which an Employee satisfies the requirements of
               Section 10 below, or (b) the date 6 months after the date such requirements were satisfied. In no event shall the Entry Dates be more than 6 months apart.)

10. Eligibility Requirements - To be eligible to become a Participant, an Employee must, as of any Entry Date:

               10.1_____     have completed _________ (not to exceed two) Years
                             of Eligibility Service since the date on which an Hour of Service was first performed. NOTE: If this Option 10.1 is for more than one Year of Eligibility Service, Option 15.1 must also be elected.

               10.2_____     have attained age _______(age nearest birthday; not
                             to exceed age 21).

         For purposes of this Section 10, the term "Employee" shall include all Employees of this Employer and any other employer aggregated with this Employer under Internal Revenue Code Section 414(b), (c), (m) or (o) and Leased Employees of any such Employer.

11. Exclusion of certain Employees from eligibility, despite their satisfaction of other eligibility requirements of the Plan (check the appropriate blank to exclude the class of Employees described in that Option):

               11.1_____     Associate attorneys.

               11.2_____     Employees of certain specified businesses
                             (businesses that are members of the same affiliated service group, controlled group of corporations or group of businesses under common control to which the Employer belongs).

                             Name and address of excluded business(es):

                             ___________________________________________________

                             ___________________________________________________

                             ___________________________________________________


               11.3_____     Leased Employees.

               11.4_____     Other:_____________________________________________
                                    (list other types of excluded employees)

12. Compensation shall mean total Compensation as specified in the Plan which is paid to an Employee during the:

               12.1_____     Plan Year;

               12.2_____     Calendar year ending with or within the Plan Year,
                             provided, however, that if the Employee's date of hire is less than twelve months before the end of a calendar year, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends; or

               12.3_____     12-consecutive-month period ending each
                             ______________, provided, however, that if the Employee's date of hire is less than twelve months before the end of a particular 12-consecutive-month period, Compensation for that determination period will be the Compensation paid to the Employee during the Plan Year within which such period ends.
                             This period must end with or within the Plan Year, and must be applied uniformly to all Participants.

13.      Normal Retirement Age shall mean one of the following:

               13.1_____     Age_____  (not to exceed age 65); or

               13.2_____     The later of age _____(not to exceed age 65) or the
                             _____(not to exceed 5th) anniversary of the "participation commencement date." If , for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than five but not exceeding 10 years), the anniversary date for Participants who first commenced participation under the Employer Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (i) the 10th anniversary of the participation commencement date (or such anniversary as had been elected by the Employer, if less than 10) or (ii) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1,1988. The "participation commencement date" is the first day of the first
                             Plan Year in which the Participant commenced participation in the Employer Plan.

14. Early Retirement Age shall mean the age at which a Participant attains age _____ and has at least _____Years of Credited Service.

15.      Vesting - Select one of the following vesting schedules (see Option
         10.1 regarding the effect of the choice for that Option on the election in this Option):

               15.1_____     Schedule A: 100% vesting beginning after a two-year
                             Period of Vesting Service.

               15.2_____     Schedule B: 20% after a two-year Period of Vesting
                             Service and 20% for each additional one-year Period of Vesting Service.

               15.3_____     Schedule C: 100% vesting beginning after a
                             three-year Period of Vesting Service.

               15.4_____     Schedule D: based on the Period of Vesting Service
                             after each additional year:

                             1_____                        4_____(at least 60%)
                             2_____ (at least 20%)         5_____(at least 80%)
                             3_____ (at least 40%)         6_____100%

               15.5_____     Schedule E: 100% at all times

         In determining a Participant's Period of Vesting Service, service before the Effective Date of the Employer Plan is disregarded unless
         ------                                            -----------
         the following Option is selected:

               15.6_____     Service before the Effective Date shall be
                             considered in determining a Participant's Period of Vesting Service.

16. Hours of Service are to be calculated according to the following method:

               16.1_____     One hour for each Hour of Service.

               16.2_____     10 hours for each day in which at least one Hour of
                             Service is credited.

               16.3_____     45 hours for each week in which at least one Hour
                             of Service is credited.

               16.4_____     90 hours for each two-week period in which at least
                             one Hour of Service is credited.

               16.5_____     95 hours for each semi-month period in which at
                             least one Hour of Service is credited.

               16.6_____     190 hours for each month in which at least one Hour
                             of Service is credited.

17. To accrue an additional Year of Eligibility Service and Year of Participation, an Employee must be credited with at least 1,000 Hours of Service during the period specified in the Plan. However, if Option
         17.1 is selected, the number of Hours of Service required shall be reduced to the number specified as follows:

               17.1_____     The number of Hours of Service necessary to be
                             credited with a Year of Eligibility Service and a Year of Participation is _____________(not more than 1,000).

18.      Normal Retirement Benefit Formula shall mean:

               18.1          Step-rate Integrated Flat Percentage Benefit:

                             ______% of Average Annual Compensation up to the Integration Level plus _____% of Average Annual Compensation in excess of the Integration Level, reduced pro-rata for each year of Credited Service less than 25 years.

19.      Credited Service

               19.1_____     Credited Service shall include all Service before
                             the Effective Date of the Employer Plan; or

               19.2_____     Credited Service shall include only Service from
                             and after the Effective Date of the Employer Plan.

20. In calculating a Participant's Accrued Benefit, the fraction described in Section 2.2 of the Plan shall be calculated by using (elect 20.1 or 20.2):

               20.1_____     The Participant's Years of Participation under the
                             uniform method set forth in Section 2.2(a) of the Plan; or

               20.2_____     The Participant's Years of Credited Service with
                             the Employer from the later of his date of hire or ____________ (which shall not be later than the Effective Date of the Employer Plan) as set forth in Section 2.2 (b) of the Plan.

21.      Average Annual Compensation shall be based on:

                      Highest consecutive __________ (three, four or five) Years of Credited Service.

22.      Integration Level shall mean:

               22.1_____     The Participant's Covered Compensation for the Plan
                             Year; or

               22.2_____     The greater of $10,000 or 50% of the Covered
                             Compensation of a person who attains Social
                             Security Retirement Age during the calendar year during which the Plan Year begins.

For this purpose, Covered Compensation shall be determined based on the following year:

               22.3_____     Current Plan Year; or

               22.4_____     _____________ Plan Year. Covered Compensation for a
                             Plan Year earlier than the current Plan Year may be used, provided that the earlier Plan Year is the same for all Employees and that it is not earlier than the later of (i) the Plan Year beginning five years before the current Plan Year, and (ii) the Plan Year beginning in 1989. If the Plan Year entered in Option 21.4 is more than five years before the current Plan Year, the Participant's
                             Covered Compensation shall be that determined under the Covered Compensation table for the Plan Year beginning five years before the current Plan Year.

23.      Normal Form of Annuity shall be:

               23.1_____     Single Life Annuity; or

               23.2_____     Life Annuity with a guaranty of a minimum of
                             ________ (60, 120, 180 or 240) monthly payments.

24. Actuarial Equivalent - Except as provided in Section 9.5 of the Plan, for the purpose of establishing the Actuarial Equivalent, benefit payments shall be discounted only for mortality and interest based on the following:

               24.1_____     Interest Rate:___________%. (This interest rate
                             must be no less than 7.5% and no greater than 8.5%.)

               24.2_____     Post-retirement Mortality Table:________________
                             (This table must be one of the standard mortality tables described in Treasury Regulations Section
                             1.401 (a) (4) -12.)

25. Lump Sum Distributions - The provisions of Section 9.5 of the Plan relating to the applicable interest rate and the applicable mortality table shall apply to distributions in Plan Years beginning on or after __________ (this date must be no later than January 1, 2000).

26. Stability Period - For purposes of determining the applicable interest rate for purposes of Section 9.5 of the Plan, the stability period is:

               26.1_____     one calendar month

               26.2______    one Plan Year quarter

               26.3______    one calendar quarter

               26.4______    one Plan Year

               26.5______    one calendar year

         NOTE: If a stability period other than one Plan Year, or a lookback month (under Section 27 below) other than the first or second calendar month preceding the first day of the stability period, is chosen, or if the Preexisting Plan was not maintained in the form of a plan under the ABRA Members Defined Benefit Pension Plan, certain rules described in
         Section 9.5 of the Plan may apply for purposes of determining lump sum benefit amounts until after the twelfth month following the adoption of this Participation Agreement.

27. Lookback Month - For purposes of determining the applicable interest rate for purposes of section 9.5 of the Plan, the lookback month relating to the stability period is the:

               27.1_____     first calendar month preceding the first day of the
                             stability period

               27.2_____     second calendar month preceding the first day of
                             the stability period

               27.3_____     third calendar month preceding the first day of the
                             stability period

               27.4_____     fourth calendar month preceding the first day of
                             the stability period

               27.5_____     fifth calendar month preceding the first day of the
                             stability period

28. Small Benefit Distributions - Section 9.5 of the Plan provides that vested Accrued Benefits with a present value of not more than a certain amount are required to be distributed in a single lump sum payment. Until the effective date specified in Option 28.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $3,500. After the effective date specified in Option 28.1 below, this provision applies to vested Accrued Benefits with a present value of not more than $5,000.

               28.1 The effective date for increasing from $3,500 to $5,000 the present value of vested Accrued Benefits required to be distributed in a single lump sum payment is _______.

29.      Predecessor Employer - Service with the following Predecessor Employer
         (s):

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         shall be counted for purposes of:

               29.1_____     Years of Eligibility Service.

               29.2_____     Period of Vesting Service.

               29.3_____     Years of Credited Service.

30.      Compensation - Compensation means all of each Participant's:

               30.1_____     "Wages, Tips and Other Compensation" reported on
                             Form W-2.

               30.2_____     Income tax withholding wages.

               30.3_____     415 safe-harbor compensation.

         For purposes other than applying the limitation of Section 11.2 of the Plan, Compensation shall include any election deferral (as described in Code Section

         402(g)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Section 125, 457 or 132(f)(4), but by reason of Code Section 132(f)(4) only for Plan Years beginning after December 31, 2000 or the earlier date chosen below:

               30.4_____     December 31, 1997

               30.5_____     December 31, 1998

               30.6_____     December 31, 1999

         For purposes of applying the limitations of Section 11.2 of the Plan, Compensation shall include any elective deferral (as defined in Code
         Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
         Section 125 or 457, but only for Limitation Years beginning after December 31, 1997, or by reason of Code Section 132(f)(4), but only for Limitation Years beginning after December 31, 2000 or the earlier date chosen below:

               30.7_____     December 31, 1997

               30.8_____     December 31, 1998

               30.9_____     December 31, 1999

31.      (a)   Highly Compensated Employee top 20% group election - An Employee other than a 5% owner shall be a Highly Compensated Employee for each of the Plan Years chosen below only if, in addition to receiving Compensation during the prior Plan Year (or calendar year beginning during the prior Plan Year if the election in Option 31(b) below is made for the Plan Year) in excess of $8,000 (as adjusted for increases in the cost of living) as described in Section 2.38 of the Plan, the Employee was also in the top 20% of employees for the prior Plan Year (or calendar year beginning during the prior Plan Year if elected in Option 31(b)) as described in Section 2.38 of the Plan:

               31.1_____     the Plan Year beginning during 1997

               31.2_____     the Plan Year beginning during 1998

               31.3_____     the Plan Year beginning during 1999

               31.4_____     the Plan Year beginning during 2000

               31.5_____     the Plan Year beginning during 2001

               31.6_____     each of the Plan Years beginning during or after
                             2002

         (b) Highly Compensated Employee calendar year election available to any Plan with a Plan Year other than the calendar year - For each of the Plan Years chosen below, the determination of whether an Employee other than a 5% owner is a Highly Compensated Employee as described in
         Section 2.38 will be based on whether the Employee received Compensation above a specified amount and, if elected by the Employer pursuant to Option 31(a) above, was in the top 20% group, for the calendar year beginning during the prior Plan Year rather than based on whether the Employee received Compensation above a specified amount and, if elected, was in the top 20% group during the prior Plan Year:

               31.7_____     the Plan Year beginning during 1997

               31.8_____     the Plan Year beginning during 1998

               31.9_____     the Plan Year beginning during 1999

               31.10_____    the Plan Year beginning during 2000

               31.11_____    the Plan Year beginning during 2001

               31.12_____    each of the Plan Years beginning during or after
                             2002

32. Required Beginning Date - Distribution of a Participant's entire interest shall commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 ("Age 70 1/2 Required Beginning Date") unless the Employer elects Option 32.1 below ("Delayed Required Beginning Date") or Option 32.2 below ("Optional Delayed Required Beginning Date"):

               32.1_____     Delayed Required Beginning Date: If this option is
                             elected, effective as of ______________________,
                             with respect to Participants who continue in employment after attaining age 70 1/2and who are not 5% owners, distribution of such Participant's entire interest shall commence no later than April
                             1 of the calendar year in which the Participant terminates Service. NOTE: If the preexisting Plan used the Age 701/2 Required Beginning Date, this
                             Option 32.1 cannot be elected later than the last date of the remedial amendment period that applies to the Preexisting Plan for changes under the Small
                             Business Job Protection Act of 1996 (which, in the case of a Preexisting Plan maintained on or before December 31, 2000 in the form of a standardized or nonstandardized defined benefit pension plan under the ABRA Members Defined Benefit Pension Plan, shall be no earlier than January 25, 2003). Other
                             Preexisting Plans may have earlier deadlines for electing this Option 32.1. If this Option 32.1 is elected, see Section

                             9.7(a) of the Plan regarding elections that must be provided to Participant's attaining age 701/2prior to the end of the Plan Year during which this amendment is adopted.

               32.2_____     Optional Delayed Required Beginning Date: If this
                             Option is elected, effective as of
                             _________________, with respect to Participants who continue in employment after attaining age 701/2and who are not 5% owners, distribution of such Participant's interest shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 701/2or at such Participant's election shall commence no later than April 1 of the calendar year following the calendar year in which the Participant terminates Service.

         If Option 32.1 or Option 32.2 above is elected, the Employer may also elect that Participants who attained age 70 1/2 in years prior to 1997 and commenced receiving distributions prior to termination of employment may elect to stop receiving distributions until employment terminates, at which time distributions will recommence.

               32.3_____     The Employer elects that Participants who have
                             commenced receiving distributions prior to termination of employment may elect to stop receiving distributions as described above.

         If Option 32.3 above is elected, the Employer must elect whether a new Annuity Starting Date will occur upon recommencement of benefits upon the Participant's termination of employment. Such a new Annuity Starting Date will occur unless the Employer elects Option 32.4 below.

               32.4_____     A new Annuity Starting Date will not occur upon
                             such recommencement of benefits.

33. (a) Repeal of Code Section 415(e) Limitation- The combined plan limitation of Code Section 415(e), which limits the total benefits a Participant can receive under this Plan and any defined contribution plan of the Employer, was repealed effective for Limitation Years beginning on or after January 1, 2000. Nonetheless, the Employer can elect that Code Section 415(e) and such limitation continue to apply by electing Option 33.1 below. If such election is made, Code Section 415(e) and the combined plan limitation shall continue to apply until the first day of the first Limitation Year beginning on or after the date the Employer adopts the Participation Agreement or, if earlier, the date the Employer amended the Plan to conform to the changes made to Code Section 415(e) pursuant to the Uruguay Round Agreements Act. If such an election is made, certain qualification requirements might not be satisfied, for example, those identified in Question and Answer 8 of Internal Revenue Service Notice 99-44.

               33.1_____     For purposes of Plan Section 11.2, Code Section
                             415(e) and the combined plan limitation shall continue to apply for Limitation Years beginning on or after January 1, 2000 until the first day of the first Limitation Year beginning on or after the date the Employer adopts this Participation
                             Agreement or, if earlier, the date the Employee amended the Plan to conform to the changes made to Code Section 415(e) pursuant to the Uruguay Round
                             Agreements Act.

         (b) Benefit Increases Due to Repeal of Code Section 415(e) - Unless Option 33.2 below is elected by the Employer, benefit increases resulting from the repeal of Code Section 415(e) and the combined plan limitation will be provided to all current and former Participants (with benefits previously restricted by such limitation) who have an accrued benefit under the Plan immediately before the first Limitation Year for which Code Section 415(e) and the combined plan limitation no longer apply (see Section 33(a) above).

               33.2_____     Benefit increases resulting from the repeal of Code
                             Section 415(e) and the combined plan limitation will only be provided to employees participating in the Plan who have at least one Hour of Service after the first day of the first Limitation Year for which Code Section 415(e) and the combined plan limitation no longer apply.

34. (a) RPE '94 Final Implementation Date - If the Plan was adopted and in effect before December 8, 1994 and satisfied the requirements of Code
         Section 415 as of such date, the RPA '94 Final Implementation Date (to which Section 11.2(f) of the Plan refers) is the first day of the first Limitation Year beginning on or after January 1, 2000 or, if the Employer elects, the earlier date designated below:

               34.1_____     Designate the later of the dates a Plan amendment
                             applying the changes to Code Section 415(b)(2)(E) made by the Uruguay Round Agreements Act was adopted or made effective (but not later than the first day of the first Limitation Year beginning on or after January 1, 2000):____________

         (b) RPE '94 Old Law Benefits - If a Participant has a RPA '94 Old Law Benefit (as defined in Section 11.2(d)(15) of the Plan), the method used to determine whether the Participant's benefit exceeds the limitations of Section 11.2 of the Plan after the RPA '94 freeze date (as defined in that Section) shall be the following method designated below:

               34.2_____     Method one

               34.3_____     Method two

               34.4_____     Method three

                                    * * * * *

Please read the following important information carefully:

Sign and date the Participation Agreement and retain a copy for your records. Send the completed Agreement to the American Bar Association Members Retirement Program, Box 9109, Boston, Massachusetts 02209. If you have any questions concerning the Participation Agreement or the Plan, please call a customer service representative at (800) 348-2272. Failure to complete the Participation Agreement properly could result in disqualification of the Employer Plan. This Participation Agreement may be used only in connection with basic plan document no. 02 (the American Bar Association Members Defined Benefit Pension Plan).

The Employer, if unincorporated, acknowledges receipt of a current Prospectus and familiarity with its provisions. The Employer represents that the sole practitioner, or at least one partner or shareholder, is a member or associate of the ABA or a Qualified Bar Association (or that the Employer is otherwise eligible to adopt the Plan in accordance with the definition of "employer" in the Plan).

The Employer as Plan Administrator will fulfill the reporting and disclosure requirements of the Internal Revenue Service and the Department of Labor. The Employer acknowledges that ABRA, the Trustees and their designated agents shall not have any liability for actions taken on the basis of information provided to them by the Employer. ABRA will advise the Employer of any amendments made to the Plan or of the discontinuation or abandonment of the Plan.

The Employer may rely on the opinion letter issued by the National Office of the Internal Revenue Service to the Trustees as evidence that the Employer Plan is qualified under Code Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the Employee Plans Determinations office of the Internal Revenue Service for a determination letter with respect to the Employer Plan.

The Employer understands that ABRA has received from the Internal Revenue Service favorable opinion letters for the Plan, and from time to time must revise the Plan, the Participation Agreement or both to assure continued qualification of the Plan and receive updated favorable opinion letters. If ABRA revises the Participation Agreement to assure continued qualification of the Plan, the Employer agrees to readopt a revised Participation Agreement as soon as administratively feasible after being requested to do so by ABRA.

                                       _________________________________________
                                                  (Name of Practice)


                                       _________________________________________
                                                      (Signature)


                                       _________________________________________
                                                      (Print Name)


                                       Date:____________________________________